UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Matthew Prasse

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: March 31

Registrant is making a filing for 7 of its series:

Wells Fargo Small Cap Fund, Wells Fargo Disciplined Small Cap Fund, Wells Fargo Special Small Cap Value Fund, Wells Fargo Fundamental Small Cap Growth Fund, Wells Fargo Precious Metals Fund, Wells Fargo Specialized Technology Fund, and Wells Fargo Utility and Telecommunications Fund.

Date of reporting period: September 30, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report
September 30, 2021
Wells Fargo
Disciplined Small Cap Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Disciplined Small Cap Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Wells Fargo Disciplined Small Cap Fund for the six-month period that ended September 30, 2021. Global stocks continued to rally as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds were mixed during the period, with municipal bonds and high-yield bonds delivering positive returns.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 9.18%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 2.32%, while the MSCI EM Index (Net),3 trailed its developed market counterparts with a 3.45% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned 1.88%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -0.69%, the Bloomberg Municipal Bond Index6 returned 1.15%, and the ICE BofA U.S. High Yield Index,7 gained 3.74%.
Vaccination rollout drove the stock markets to new highs.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Disciplined Small Cap Fund

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-Year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

Wells Fargo Disciplined Small Cap Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Wells Fargo Disciplined Small Cap Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Justin P. Carr, CFA®‡, Robert M. Wicentowski, CFA®‡

Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WDSAX)[3]	7-31-2018	40.37	8.77	12.09	48.94	10.07	12.75	1.84	0.93
Class R6 (WSCJX)[4]	10-31-2016	–	–	–	49.20	10.18	12.87	1.41	0.50
Administrator Class (NVSOX)	8-1-1993	–	–	–	48.66	9.89	12.67	1.76	0.85
Institutional Class (WSCOX)[5]	10-31-2014	–	–	–	48.95	10.16	12.86	1.51	0.60
Russell 2000® Index[6]	–	–	–	–	47.68	13.45	14.63	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.93% for Class A, 0.50% for Class R6, 0.85% for Administrator Class, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class A shares prior to their inception reflects the performance of the Administrator Class shares, and is adjusted to reflect the higher expenses and sales charges of the Class A shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[6]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Disciplined Small Cap Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of September 30, 2021[1]
SPS Commerce Incorporated	0.95
Apollo Medical Holdings Incorporated	0.76
Tenet Healthcare Corporation	0.74
Magnolia Oil & Gas Corporation	0.73
EMCOR Group Incorporated	0.71
Arcbest Corporation	0.71
Rimini Street Incorporated	0.69
Mimecast Limited	0.68
Hillenbrand Incorporated	0.62
Atkore International Incorporated	0.62
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Disciplined Small Cap Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,022.28	$4.66	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66	0.92%
Class R6
Actual	$1,000.00	$1,025.33	$2.54	0.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	$2.54	0.50%
Administrator Class
Actual	$1,000.00	$1,023.30	$4.31	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Institutional Class
Actual	$1,000.00	$1,025.00	$3.05	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04	0.60%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Common stocks: 98.16%
Communication services: 2.85%
Diversified telecommunication services: 0.20%
Ooma Incorporated †	2,814	$ 52,369
Interactive media & services: 0.45%
Liberty TripAdvisor Holdings Incorporated Class A †	16,771	51,822
QuinStreet Incorporated †	3,691	64,814
		116,636
Media: 1.91%
AMC Networks Incorporated Class A †	375	17,471
Entravision Communications Corporation Class A	19,970	141,787
Gray Television Incorporated	4,903	111,886
Hemisphere Media Group Incorporated †	2,446	29,792
Magnite Incorporated †	1,545	43,260
National CineMedia Incorporated	5,958	21,210
Nexstar Media Group Incorporated Class A	865	131,445
		496,851
Wireless telecommunication services: 0.29%
Gogo Incorporated †	4,304	74,459
Consumer discretionary: 11.20%
Auto components: 0.98%
Dana Incorporated	5,223	116,160
Gentherm Incorporated †	473	38,280
Standard Motor Products Incorporated	1,156	50,529
The Goodyear Tire & Rubber Company †	2,753	48,728
		253,697
Diversified consumer services: 0.71%
Grand Canyon Education Incorporated †	370	32,545
Perdoceo Education Corporation †	5,652	59,685
Stride Incorporated †	1,922	69,077
Vivint Smart Home Incorporated †	2,480	23,436
		184,743
Hotels, restaurants & leisure: 2.60%
Bloomin' Brands Incorporated †	4,214	105,350
Boyd Gaming Corporation †	1,058	66,929
Brinker International Incorporated †	1,328	65,138
Del Taco Restaurants Incorporated	6,754	58,962
International Game Technology plc †	5,388	141,812
Marriott Vacations Worldwide Corporation	643	101,163
Penn National Gaming Incorporated †	1,314	95,212
Wingstop Incorporated	250	40,983
		675,549
Household durables: 2.63%
Beazer Homes Incorporated †	3,503	60,427
Helen of Troy Limited †	415	93,242
Installed Building Products	415	44,467
iRobot Corporation †	393	30,851
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  9

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Household durables (continued)
KB Home Incorporated	1,580	$ 61,494
M/I Homes Incorporated †	1,368	79,070
Meritage Corporation †	878	85,166
Taylor Morrison Home Corporation †	3,973	102,424
TopBuild Corporation †	341	69,840
Universal Electronics Incorporated †	1,165	57,376
		684,357
Internet & direct marketing retail: 0.79%
1-800-Flowers.com Incorporated Class A †	1,991	60,745
Overstock.com Incorporated †	1,299	101,218
Stitch Fix Incorporated Class A †	1,075	42,946
		204,909
Multiline retail: 0.40%
Big Lots Stores Incorporated	2,381	103,240
Specialty retail: 2.36%
American Eagle Outfitters Incorporated	1,935	49,923
Asbury Automotive Group Incorporated †	800	157,392
Bed Bath & Beyond Incorporated †	2,236	38,627
Big 5 Sporting Goods Corporation «	2,880	66,355
Hibbett Sports Incorporated	1,705	120,612
ODP Corporation †	1,391	55,863
Zumiez Incorporated †	3,162	125,721
		614,493
Textiles, apparel & luxury goods: 0.73%
Deckers Outdoor Corporation †	332	119,586
Steven Madden Limited	1,760	70,682
		190,268
Consumer staples: 3.19%
Beverages: 0.24%
Boston Beer Company Incorporated Class A †	39	19,880
National Beverage Corporation	817	42,884
		62,764
Food & staples retailing: 1.03%
Performance Food Group Company †	1,473	68,436
Rite Aid Corporation †	1,109	15,748
The Andersons Incorporated	3,776	116,414
United Natural Foods Incorporated †	1,402	67,885
		268,483
Food products: 0.86%
Fresh Del Monte Produce Incorporated	1,518	48,910
John B. Sanfilippo & Son Incorporated	494	40,370
Sanderson Farms Incorporated	294	55,331
The Simply Good Foods Company †	2,285	78,810
		223,421
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Personal products: 1.06%
Medifast Incorporated	712	$ 137,160
USANA Health Sciences Incorporated †	1,484	136,825
		273,985
Energy: 4.11%
Energy equipment & services: 0.78%
Nabors Industries Limited †	415	40,039
Nextier Oilfield Solutions Incorporated †	16,166	74,364
Oceaneering International Incorporated †	6,576	87,592
		201,995
Oil, gas & consumable fuels: 3.33%
Bonanza Creek Energy Incorporated	3,238	155,100
Magnolia Oil & Gas Corporation	10,676	189,926
PDC Energy Incorporated	2,321	109,992
Penn Virginia Corporation †	5,808	154,899
Renewable Energy Group Incorporated †	1,485	74,547
Scorpio Tankers Incorporated	2,163	40,102
SM Energy Company	3,057	80,644
World Fuel Services Corporation	1,829	61,491
		866,701
Financials: 15.17%
Banks: 7.85%
BancFirst Corporation	1,065	64,028
BankUnited Incorporated	3,131	130,938
Brookline Bancorp Incorporated	5,526	84,327
CNB Financial Corporation	2,324	56,566
Customers Bancorp Incorporated †	2,161	92,966
Enterprise Financial Service	1,268	57,415
First Bancorp of North Carolina	2,206	94,880
First Bancorp of Puerto Rico	8,219	108,080
First Interstate BancSystem Class A	2,021	81,365
First Merchants Corporation	1,862	77,906
Great Southern Bancorp Incorporated	1,435	78,652
Hancock Holding Company	1,883	88,727
Hilltop Holdings Incorporated	3,258	106,439
Independent Bank Corporation	3,349	71,937
Investors Bancorp Incorporated	4,656	70,352
Metropolitan Bank Holding Corporation †	416	35,069
NBT Bancorp Incorporated	3,064	110,672
OFG Bancorp	4,807	121,233
Preferred Bank	1,737	115,823
Sterling Bancorp	2,780	69,389
The Bancorp Incorporated †	4,463	113,583
TriCo Bancshares	2,433	105,592
Westamerica Bancorporation	1,858	104,531
		2,040,470
Capital markets: 2.17%
Artisan Partners Asset Management Incorporated Class A	1,742	85,219
Cowen Incorporated Class A	1,832	62,856
Evercore Partners Incorporated Class A	968	129,393
Federated Investors Incorporated Class B	1,824	59,280
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  11

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Capital markets (continued)
Gamco Investors Incorporated Class A	955	$ 25,193
PJT Partners Incorporated Class A	801	63,367
Stifel Financial Corporation	2,037	138,435
		563,743
Consumer finance: 1.60%
Curo Group Holdings Corporation	1,824	31,610
Enova International Incorporated †	3,009	103,961
Green Dot Corporation Class A †	2,339	117,722
Navient Corporation	1,041	20,539
PROG Holdings Incorporated	2,279	95,741
World Acceptance Corporation †	244	46,258
		415,831
Insurance: 1.98%
American Equity Investment Life Holding Company	2,420	71,559
CNO Financial Group Incorporated	6,710	157,953
Genworth Financial Incorporated Class A †	20,330	76,238
Kemper Corporation	665	44,415
Selective Insurance Group Incorporated	876	66,164
Stewart Information Services Corporation	1,541	97,484
		513,813
Thrifts & mortgage finance: 1.57%
Essent Group Limited	2,406	105,888
MGIC Investment Corporation	5,542	82,908
NMI Holdings Incorporated Class A †	801	18,111
PennyMac Financial Services Incorporated	1,159	70,850
Radian Group Incorporated	3,083	70,046
Walker & Dunlop Incorporated	539	61,177
		408,980
Health care: 19.68%
Biotechnology: 8.88%
Aduro Biotech Incorporated ♦	4,415	0
Amicus Therapeutics Incorporated †	4,983	47,588
Arena Pharmaceuticals Incorporated †	1,196	71,222
Arrowhead Pharmaceuticals Incorporated †	929	57,997
Atara Biotherapeutics Incorporated †	5,786	103,569
AVROBIO Incorporated †	3,587	20,015
Beam Therapeutics Incorporated †	242	21,056
Biocryst Pharmaceuticals Incorporated †	6,056	87,025
Black Diamond Therapeutics Incorporated †	3,940	33,332
Blueprint Medicines Corporation †	708	72,789
Cabaletta Bio Incorporated †	6,775	82,384
Chinook Therapeutics Incorporated †	3,656	46,651
Concert Pharmaceuticals Incorporated †	9,144	29,901
Cytokinetics Incorporated †	3,009	107,542
Exelixis Incorporated †	2,122	44,859
Fate Therapeutics Incorporated †	844	50,024
Fibrogen Incorporated †	1,461	14,931
Forma Therapeutics Holdings †	2,210	51,250
Gossamer Bio Incorporated †	4,562	57,344
Halozyme Therapeutics Incorporated †	2,718	110,568
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Biotechnology (continued)
Heron Therapeutics Incorporated †	2,889	$ 30,883
Horizon Therapeutics plc †	695	76,130
Intellia Therapeutics Incorporated †	975	130,796
Jounce Therapeutics Incorporated †	4,784	35,545
Kezar Life Sciences Incorporated †	13,067	112,899
Kiniksa Pharmaceuticals Limited Class A †	5,465	62,246
Kodiak Sciences Incorporated †	697	66,898
Kymera Therapeutics Incorporated †	1,071	62,911
Ligand Pharmaceuticals Incorporated †	370	51,548
Mei Pharma Incorporated †	24,246	66,919
Novavax Incorporated †	96	19,902
Organogenesis Holdings Incorporated Class A †	4,785	68,138
Pfenex Incorporated ♦	5,162	0
Protagonist Therapeutics Incorporated †	2,012	35,653
Rigel Pharmaceuticals Incorporated †	16,921	61,423
Rubius Therapeutics Incorporated †	635	11,354
Sangamo Therapeutics Incorporated †	4,791	43,167
Selecta Biosciences Incorporated †	16,065	66,830
Sigilon Therapeutics Incorporated †	4,881	27,578
TCR2 Therapeutics Incorporated †	2,531	21,539
Ultragenyx Pharmaceutical Incorporated †	764	68,905
Vanda Pharmaceuticals Incorporated †	4,407	75,536
		2,306,847
Health care equipment & supplies: 3.54%
Accuray Incorporated †	15,983	63,133
Apyx Medical Corporation †	5,033	69,707
Globus Medical Incorporated Class A †	1,632	125,044
Haemonetics Corporation †	762	53,790
Lantheus Holdings Incorporated †	2,368	60,810
Novocure Limited †	347	40,311
Outset Medical Incorporated †	1,179	58,290
Seaspine Holdings Corporation †	4,608	72,484
STAAR Surgical Company †	989	127,116
Surmodics Incorporated †	2,143	119,151
ViewRay Incorporated †	11,172	80,550
Zynex Incorporated †«	4,425	50,401
		920,787
Health care providers & services: 4.09%
Amedisys Incorporated †	415	61,877
AMN Healthcare Services Incorporated †	348	39,933
Apollo Medical Holdings Incorporated †«	2,175	198,034
Centene Corporation †	1,031	64,242
Modivcare Incorporated †	670	121,685
Owens & Minor Incorporated	2,265	70,872
R1 RCM Incorporated †	3,124	68,759
Select Medical Holdings Corporation	3,457	125,040
Tenet Healthcare Corporation †	2,896	192,410
The Ensign Group Incorporated	1,617	121,097
		1,063,949
Health care technology: 0.64%
NextGen Healthcare Incorporated †	2,724	38,408
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  13

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Health care technology (continued)
Omnicell Incorporated †	735	$ 109,096
Simulations Plus Incorporated	468	18,486
		165,990
Life sciences tools & services: 0.52%
Repligen Corporation †	285	82,362
Seer Incorporated †	1,491	51,484
		133,846
Pharmaceuticals: 2.01%
Amneal Pharmaceuticals Incorporated †	21,938	117,149
Antares Pharma Incorporated †	10,419	37,925
Catalent Incorporated †	1,045	139,058
Endo International plc †	6,667	21,601
Intra-Cellular Therapies Incorporated †	2,384	88,876
Pacira Pharmaceuticals Incorporated †	610	34,160
Supernus Pharmaceuticals Incorporated †	1,988	53,020
Tarsus Pharmaceuticals Incorporated †	1,431	30,838
		522,627
Industrials: 14.57%
Aerospace & defense: 0.30%
Moog Incorporated Class A	1,027	78,288
Air freight & logistics: 0.37%
Atlas Air Worldwide Holdings Incorporated †	1,174	95,892
Building products: 0.86%
Builders FirstSource Incorporated †	2,701	139,750
Simpson Manufacturing Company Incorporated	781	83,544
		223,294
Commercial services & supplies: 0.84%
Ennis Incorporated	2,619	49,368
Pitney Bowes Incorporated	2,912	20,996
Tetra Tech Incorporated	705	105,285
Viad Corporation †	944	42,867
		218,516
Construction & engineering: 2.08%
Comfort Systems Incorporated	1,042	74,315
EMCOR Group Incorporated	1,594	183,916
MasTec Incorporated †	1,312	113,199
MYR Group Incorporated †	1,258	125,171
Primoris Services Corporation	1,798	44,033
		540,634
Electrical equipment: 1.69%
Atkore International Incorporated †	1,858	161,497
Bloom Energy Corporation Class A †	850	15,912
Encore Wire Corporation	1,682	159,504
Fuelcell Energy Incorporated †	1,969	13,173
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Electrical equipment (continued)
Generac Holdings Incorporated †	148	$ 60,483
Plug Power Incorporated †	1,082	27,634
		438,203
Machinery: 3.13%
Alamo Group Incorporated	520	72,556
Hillenbrand Incorporated	3,811	162,539
Meritor Incorporated †	4,223	89,992
Mueller Industries Incorporated	3,595	147,755
Nikola Corporation †	872	9,304
Park Ohio Holdings Corporation	4,305	109,864
Watts Water Technologies Incorporated	717	120,521
Welbilt Incorporated †	4,356	101,233
		813,764
Professional services: 1.96%
CACI International Incorporated Class A †	248	65,001
CBIZ Incorporated †	1,787	57,792
Insperity Incorporated	700	77,518
Kelly Services Incorporated Class A	5,582	105,388
Science Applications International Corporation	653	55,871
TriNet Group Incorporated †	1,555	147,072
		508,642
Road & rail: 0.81%
Arcbest Corporation	2,247	183,737
Universal Truckload Services	1,326	26,626
		210,363
Trading companies & distributors: 2.53%
Applied Industrial Technologies Incorporated	1,360	122,577
Boise Cascade Company	2,108	113,790
GMS Incorporated †	1,186	51,947
McGrath RentCorp	663	47,703
Rush Enterprises Incorporated Class A	3,198	144,422
Titan Machinery Incorporated †	3,408	88,301
WESCO International Incorporated †	773	89,142
		657,882
Information technology: 14.31%
Communications equipment: 0.27%
Ciena Corporation †	1,378	70,760
Electronic equipment, instruments & components: 1.98%
Advanced Energy Industries Incorporated	769	67,480
Fabrinet †	708	72,577
Insight Enterprises Incorporated †	1,336	120,347
Plexus Corporation †	690	61,693
Sanmina Corporation †	3,133	120,746
SYNNEX Corporation	677	70,476
		513,319
IT services: 3.13%
BM Technologies Incorporated †	471	4,192
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  15

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
IT services (continued)
EPAM Systems Incorporated †	221	$ 126,076
Evertec Incorporated	3,308	151,242
ExlService Holdings Incorporated †	674	82,983
GreenBox POS †«	5,566	46,142
Hackett Group Incorporated	4,041	79,284
Maximus Incorporated	864	71,885
Perficient Incorporated †	979	113,270
TTEC Holdings Incorporated	1,484	138,799
		813,873
Semiconductors & semiconductor equipment: 2.66%
Diodes Incorporated †	1,512	136,972
Enphase Energy Incorporated †	463	69,436
FormFactor Incorporated †	1,331	49,686
Ichor Holdings Limited †	2,882	118,421
MKS Instruments Incorporated	352	53,120
Smart Global Holdings Incorporated †	2,696	119,972
SunPower Corporation †	886	20,094
Ultra Clean Holdings Incorporated †	2,907	123,838
		691,539
Software: 6.27%
A10 Networks Incorporated †	8,247	111,170
ACI Worldwide Incorporated †	923	28,364
Arlo Technologies Incorporated †	9,340	59,869
Cloudera Incorporated †	9,238	147,531
Digital Turbine Incorporated †	831	57,131
InterDigital Incorporated	1,287	87,284
J2 Global Incorporated †	970	132,521
Mimecast Limited †	2,780	176,808
Rimini Street Incorporated †	18,687	180,330
SailPoint Technologies Holdings Incorporated †	824	35,333
SPS Commerce Incorporated †	1,535	247,613
Tenable Holdings Incorporated †	1,086	50,108
Upland Software Incorporated †	2,716	90,823
Verint Systems Incorporated	1,294	57,958
Veritone Incorporated †	929	22,194
Workiva Incorporated †	442	62,304
Xperi Holding Corporation	4,253	80,127
		1,627,468
Materials: 4.06%
Chemicals: 1.68%
Advansix Incorporated †	4,047	160,868
Avient Corporation	549	25,446
Chase Corporation	237	24,210
Futurefuel Corporation	1,561	11,130
Kooper Holdings Incorporated †	1,598	49,953
Sensient Technologies Corporation	328	29,874
Tronox Holdings plc Class A	5,495	135,452
		436,933
Construction materials: 0.16%
Forterra Incorporated †	1,747	41,159
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Containers & packaging: 1.08%
Berry Global Group Incorporated †	971	$ 59,114
Greif Incorporated Class A	1,908	123,257
Myers Industries Incorporated	5,013	98,104
		280,475
Metals & mining: 1.14%
Arconic Corporation †	1,990	62,765
Cleveland Cliffs Incorporated †	2,275	45,068
Commercial Metals Company	2,396	72,982
Schnitzer Steel Industries Incorporated Class A	1,192	52,222
Suncoke Energy Incorporated	10,250	64,370
		297,407
Real estate: 6.44%
Equity REITs: 5.83%
Armada Hoffler Properties Incorporated	4,729	63,227
Ashford Hospitality Trust Incorporated †«	2,250	33,120
CareTrust REIT Incorporated	3,111	63,216
Catchmark Timber Trust Incorporated Class A	6,076	72,122
CorePoint Lodging Incorporated †	6,862	106,361
CyrusOne Incorporated	800	61,928
Diversified Healthcare Trust	28,547	96,774
Easterly Government Properties Incorporated	3,396	70,161
First Industrial Realty Trust Incorporated	2,321	120,878
Getty Realty Corporation	1,389	40,712
Global Medical REIT Incorporated	6,457	94,918
Global Net Lease Incorporated	8,049	128,945
Industrial Logistics Properties Trust	1,577	40,072
National Health Investors Incorporated	702	37,557
NexPoint Residential Trust Incorporated	2,285	141,396
Piedmont Office Realty Trust Incorporated Class A	5,680	99,002
STAG Industrial Incorporated	3,084	121,047
Uniti Group Incorporated	4,639	57,384
Urban Edge Properties	3,537	64,762
		1,513,582
Real estate management & development: 0.61%
Newmark Group Incorporated Class A	11,073	158,455
Utilities: 2.58%
Electric utilities: 0.94%
IDACORP Incorporated	561	57,996
Otter Tail Corporation	377	21,101
Portland General Electric Company	2,255	105,962
Via Renewables Incorporated	5,805	59,153
		244,212
Gas utilities: 0.44%
Southwest Gas Holdings Incorporated	1,683	112,559
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  17

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Independent power & renewable electricity producers: 0.64%
Brookfield Renewable Corporation Class A	2,212	$ 85,848
Clearway Energy Incorporated Class A	2,866	80,821
		166,669
Multi-utilities: 0.52%
Black Hills Corporation	758	47,572
Northwestern Corporation	1,528	87,554
		135,126
Water utilities: 0.04%
Cadiz Incorporated †	1,511	10,637
Total Common stocks (Cost $19,260,325)		25,505,454

		Yield
Short-term investments: 2.76%
Investment companies: 2.76%
Securities Lending Cash Investments LLC ♠∩∞		0.02%	338,450	338,450
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	379,092	379,092
Total Short-term investments (Cost $717,542)				717,542
Total investments in securities (Cost $19,977,867)	100.92%			26,222,996
Other assets and liabilities, net	(0.92)			(240,057)
Total net assets	100.00%			$25,982,939

†	Non-income earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—September 30, 2021 (unaudited)
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$ 121,125	$1,453,975	$(1,236,650)	$0	$0	$ 338,450	338,450	$17 #
Wells Fargo Government Money Market Fund Select Class	1,082,139	2,085,107	(2,788,154)	0	0	379,092	379,092	82
				$0	$0	$717,542		$99

#	Amount shown represents income before fees and rebates.
Futures contracts
Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
E-Mini Russell 2000 Index	3	12-17-2021	$336,863	$330,120	$0	$(6,743)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  19

Statement of assets and liabilities—September 30, 2021 (unaudited)

Assets
Investments in unaffiliated securities (including $330,158 of securities loaned), at value (cost $19,260,325)	$ 25,505,454
Investments in affiliated securites, at value (cost $717,542)	717,542
Cash	780
Cash at broker segregated for futures contracts	91,000
Receivable for dividends	13,707
Receivable from manager	7,013
Receivable for Fund shares sold	2,048
Receivable for securities lending income, net	191
Prepaid expenses and other assets	32,208
Total assets	26,369,943
Liabilities
Payable upon receipt of securities loaned	338,450
Payable for Fund shares redeemed	10,677
Payable for daily variation margin on open futures contracts	3,165
Administration fees payable	2,869
Accrued expenses and other liabilities	31,843
Total liabilities	387,004
Total net assets	$25,982,939
Net assets consist of
Paid-in capital	$ 21,034,055
Total distributable earnings	4,948,884
Total net assets	$25,982,939
Computation of net asset value and offering price per share
Net assets – Class A	$ 806,437
Shares outstanding – Class A1	67,589
Net asset value per share – Class A	$11.93
Maximum offering price per share – Class A2	$12.66
Net assets – Class R6	$ 231,414
Shares outstanding – Class R6[1]	19,715
Net asset value per share – Class R6	$11.74
Net assets – Administrator Class	$ 23,579,712
Shares outstanding – Administrator Class[1]	1,988,059
Net asset value per share – Administrator Class	$11.86
Net assets – Institutional Class	$ 1,365,376
Shares outstanding – Institutional Class[1]	114,848
Net asset value per share – Institutional Class	$11.89
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Disciplined Small Cap Fund

Statement of operations—six months ended September 30, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $407)	$ 128,821
Income from affiliated securities	554
Total investment income	129,375
Expenses
Management fee	67,532
Administration fees
Class A	969
Class R6	26
Administrator Class	15,851
Institutional Class	995
Shareholder servicing fees
Class A	1,153
Administrator Class	30,483
Custody and accounting fees	16,501
Professional fees	25,537
Registration fees	31,043
Shareholder report expenses	15,315
Trustees’ fees and expenses	9,662
Other fees and expenses	7,663
Total expenses	222,730
Less: Fee waivers and/or expense reimbursements
Fund-level	(69,173)
Class A	(1,457)
Class R6	(26)
Administrator Class	(38,239)
Institutional Class	(995)
Net expenses	112,840
Net investment income	16,535
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	1,781,749
Futures contracts	(59,362)
Net realized gains on investments	1,722,387
Net change in unrealized gains (losses) on
Unaffiliated securities	(1,157,812)
Futures contracts	53,007
Net change in unrealized gains (losses) on investments	(1,104,805)
Net realized and unrealized gains (losses) on investments	617,582
Net increase in net assets resulting from operations	$ 634,117
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  21

Statement of changes in net assets

	Six months ended September 30, 2021 (unaudited)		Year ended March 31, 2021
Operations
Net investment income		$ 16,535		$ 45,561
Net realized gains on investments		1,722,387		1,536,209
Net change in unrealized gains (losses) on investments		(1,104,805)		13,460,022
Net increase in net assets resulting from operations		634,117		15,041,792
Distributions to shareholders from
Net investment income and net realized gains
Class R6		0		(2,550)
Administrator Class		0		(5,441)
Institutional Class		0		(1,918)
Total distributions to shareholders		0		(9,909)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	22,239	266,212	99,181	1,109,960
Class R6	7,320	86,010	7,526	72,031
Administrator Class	54,116	643,408	158,113	1,489,240
Institutional Class	10,646	127,658	40,317	328,237
		1,123,288		2,999,468
Reinvestment of distributions
Class R6	0	0	223	2,252
Administrator Class	0	0	529	5,411
Institutional Class	0	0	161	1,647
		0		9,310
Payment for shares redeemed
Class A	(39,636)	(468,881)	(30,780)	(318,521)
Class R6	(1,139)	(13,428)	(17,224)	(135,223)
Administrator Class	(163,965)	(1,951,421)	(856,001)	(7,874,576)
Institutional Class	(43,007)	(513,731)	(153,506)	(1,418,005)
		(2,947,461)		(9,746,325)
Net decrease in net assets resulting from capital share transactions		(1,824,173)		(6,737,547)
Total increase (decrease) in net assets		(1,190,056)		8,294,336
Net assets
Beginning of period		27,172,995		18,878,659
End of period		$25,982,939		$27,172,995
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Disciplined Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class A	Six months ended September 30, 2021 (unaudited)	2021	2020	2019 [1]
Net asset value, beginning of period	$11.67	$6.12	$8.39	$23.70
Net investment income (loss)	0.00 [2,3]	(0.05) [3]	(0.00) [3,4]	0.02
Net realized and unrealized gains (losses) on investments	0.26	5.60	(2.22)	(3.37)
Total from investment operations	0.26	5.55	(2.22)	(3.35)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.05)	(0.04)
Net realized gains	0.00	0.00	0.00	(11.92)
Total distributions to shareholders	0.00	0.00	(0.05)	(11.96)
Net asset value, end of period	$11.93	$11.67	$6.12	$8.39
Total return[5]	2.23%	90.69%	(26.67)%	(11.52)%
Ratios to average net assets (annualized)
Gross expenses	1.74%	1.81%	1.40%	1.14%
Net expenses	0.92%	0.93%	0.93%	0.92%
Net investment income (loss)	0.03%	(0.53)%	(0.05)%	0.16%
Supplemental data
Portfolio turnover rate	22%	48%	67%	176%
Net assets, end of period (000s omitted)	$806	$991	$102	$34

[1]	For the period from July 31, 2018 (commencement of class operations) to March 31, 2019
[2]	Amount is less than $0.005.
[3]	Calculated based upon average shares outstanding
[4]	Amount is more than $(0.005)
[5]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class R6	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$11.45	$6.15	$8.50	$22.63	$23.82	$22.43
Net investment income	0.03 [2]	0.04 [2]	0.08 [2]	0.06	0.07	0.14
Net realized and unrealized gains (losses) on investments	0.26	5.51	(2.35)	(2.19)	2.08	3.32
Total from investment operations	0.29	5.55	(2.27)	(2.13)	2.15	3.46
Distributions to shareholders from
Net investment income	0.00	(0.25)	(0.08)	(0.08)	(0.06)	(0.14)
Net realized gains	0.00	0.00	0.00	(11.92)	(3.28)	(1.93)
Total distributions to shareholders	0.00	(0.25)	(0.08)	(12.00)	(3.34)	(2.07)
Net asset value, end of period	$11.74	$11.45	$6.15	$8.50	$22.63	$23.82
Total return[3]	2.53%	90.71%	(27.03)%	(6.75)%	8.95%	15.63%
Ratios to average net assets (annualized)
Gross expenses	1.31%	1.42%	0.89%	0.82%	1.06%	0.92%
Net expenses	0.50%	0.50%	0.50%	0.64%	0.85%	0.85%
Net investment income	0.49%	0.51%	0.95%	0.48%	0.14%	0.67%
Supplemental data
Portfolio turnover rate	22%	48%	67%	176%	48%	73%
Net assets, end of period (000s omitted)	$231	$155	$141	$4,014	$23,871	$1,626

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Disciplined Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Administrator Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.59	$6.10	$8.40	$22.53	$23.79	$21.15
Net investment income	0.01	0.02	0.02 [1]	0.03 [1]	0.06	0.08 [1]
Net realized and unrealized gains (losses) on investments	0.26	5.47	(2.27)	(2.21)	2.00	4.56
Total from investment operations	0.27	5.49	(2.25)	(2.18)	2.06	4.64
Distributions to shareholders from
Net investment income	0.00	(0.00) [2]	(0.05)	(0.03)	(0.04)	(0.07)
Net realized gains	0.00	0.00	0.00	(11.92)	(3.28)	(1.93)
Total distributions to shareholders	0.00	(0.00) [2]	(0.05)	(11.95)	(3.32)	(2.00)
Net asset value, end of period	$11.86	$11.59	$6.10	$8.40	$22.53	$23.79
Total return[3]	2.33%	90.04%	(26.99)%	(7.01)%	8.52%	22.13%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.75%	1.25%	1.13%	1.30%	1.28%
Net expenses	0.85%	0.85%	0.85%	0.95%	1.20%	1.20%
Net investment income	0.11%	0.17%	0.27%	0.16%	0.12%	0.36%
Supplemental data
Portfolio turnover rate	22%	48%	67%	176%	48%	73%
Net assets, end of period (000s omitted)	$23,580	$24,318	$17,049	$49,911	$91,506	$231,039

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  25

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Institutional Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$11.60	$6.10	$8.48	$22.61	$23.82	$21.18
Net investment income	0.02 [1]	0.04 [1]	0.06 [1]	0.07 [1]	0.09	0.09
Net realized and unrealized gains (losses) on investments	0.27	5.47	(2.28)	(2.22)	2.03	4.61
Total from investment operations	0.29	5.51	(2.22)	(2.15)	2.12	4.70
Distributions to shareholders from
Net investment income	0.00	(0.01)	(0.16)	(0.06)	(0.05)	(0.13)
Net realized gains	0.00	0.00	0.00	(11.92)	(3.28)	(1.93)
Total distributions to shareholders	0.00	(0.01)	(0.16)	(11.98)	(3.33)	(2.06)
Net asset value, end of period	$11.89	$11.60	$6.10	$8.48	$22.61	$23.82
Total return[2]	2.50%	90.34%	(26.80)%	(6.79)%	8.81%	22.43%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.51%	0.94%	0.89%	1.07%	1.03%
Net expenses	0.60%	0.60%	0.60%	0.71%	0.95%	0.95%
Net investment income	0.34%	0.47%	0.69%	0.41%	0.37%	0.56%
Supplemental data
Portfolio turnover rate	22%	48%	67%	176%	48%	73%
Net assets, end of period (000s omitted)	$1,365	$1,708	$1,586	$25,658	$67,798	$54,375

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Disciplined Small Cap Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined Small Cap Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on August 16, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction.
As more fully discussed in Note 11, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.

Wells Fargo Disciplined Small Cap Fund  |  27

Notes to financial statements (unaudited)
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

28  |  Wells Fargo Disciplined Small Cap Fund

Notes to financial statements (unaudited)
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $20,020,750 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$ 7,239,983
Gross unrealized losses	(1,044,480)
Net unrealized gains	$ 6,195,503
As of March 31, 2021, the Fund had capital loss carryforwards which consisted of $2,667,954 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Disciplined Small Cap Fund  |  29

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 740,315	$0	$0	$ 740,315
Consumer discretionary	2,911,256	0	0	2,911,256
Consumer staples	828,653	0	0	828,653
Energy	1,068,696	0	0	1,068,696
Financials	3,942,837	0	0	3,942,837
Health care	5,114,046	0	0	5,114,046
Industrials	3,785,478	0	0	3,785,478
Information technology	3,716,959	0	0	3,716,959
Materials	1,055,974	0	0	1,055,974
Real estate	1,672,037	0	0	1,672,037
Utilities	669,203	0	0	669,203
Short-term investments
Investment companies	717,542	0	0	717,542
Total assets	$26,222,996	$0	$0	$26,222,996
Liabilities
Futures contracts	$ 6,743	$0	$0	$ 6,743
Total liabilities	$ 6,743	$0	$0	$ 6,743
Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $1 billion	0.500%
Next $4 billion	0.475
Next $5 billion	0.440
Over $10 billion	0.430
For the six months ended September 30, 2021, the management fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

30  |  Wells Fargo Disciplined Small Cap Fund

Notes to financial statements (unaudited)
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.93%
Class R6	0.50
Administrator Class	0.85
Institutional Class	0.60
Sales charges
Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), the principal underwriter, is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A shares for the six months ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Wells Fargo Disciplined Small Cap Fund  |  31

Notes to financial statements (unaudited)
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended September 30, 2021 were $5,679,083 and $6,386,744, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$ 31,395	$ (31,395)	0
Morgan Stanley & Co. LLC	201,020	(201,020)	0
National Financial Services LLC	97,743	(97,743)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the six months ended September 30, 2021, the Fund entered into futures contracts for economic hedging purposes. The Fund had an average notional amount of $633,304 in long futures contracts during the six months ended September 30, 2021.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended September 30, 2021, there were no borrowings by the Fund under the agreement.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and

32  |  Wells Fargo Disciplined Small Cap Fund

Notes to financial statements (unaudited)
investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.

Wells Fargo Disciplined Small Cap Fund  |  33

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On August 16, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	1,282,314
Shares voted “Against”	10,456
Shares voted “Abstain”	36,704
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	1,279,642
Shares voted “Against”	10,605
Shares voted “Abstain”	39,227
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Wells Fargo Disciplined Small Cap Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Disciplined Small Cap Fund  |  35

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Wells Fargo Disciplined Small Cap Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

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Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Disciplined Small Cap Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-year period, was in range of the average investment performance of the Universe for the ten-year period, and was lower than the average investment performance of the Universe for the three- and five-year periods. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 2000® Index, for all periods under review.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over the recent one-year period.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for the Administrator Class and Class R6 shares, and were higher than the sum of these average rates for the Fund’s expense Groups for the Class A and Institutional Class shares.

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Board considerations (unaudited)
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

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Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

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Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

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Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

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Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

Wells Fargo Disciplined Small Cap Fund  |  45

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

46  |  Wells Fargo Disciplined Small Cap Fund

Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Disciplined Small Cap Fund  |  47

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

48  |  Wells Fargo Disciplined Small Cap Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00199 09-21
SA243/SAR243 09-21

Semi-Annual Report
September 30, 2021
Wells Fargo Fundamental
Small Cap Growth Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Wells Fargo Fundamental Small Cap Growth Fund for the six-month period that ended September 30, 2021. Global stocks continued to rally as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds were mixed during the period, with municipal bonds and high-yield bonds delivering positive returns.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 9.18%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 2.32%, while the MSCI EM Index (Net),3 trailed its developed market counterparts with a 3.45% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned 1.88%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -0.69%, the Bloomberg Municipal Bond Index6 returned 1.15%, and the ICE BofA U.S. High Yield Index,7 gained 3.74%.
Vaccination rollout drove the stock markets to new highs.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Fundamental Small Cap Growth Fund

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-Year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

Wells Fargo Fundamental Small Cap Growth Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Wells Fargo Fundamental Small Cap Growth Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael T. Smith, CFA®‡, Christopher J. Warner, CFA®‡

Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EGWAX)	6-5-1995	22.88	21.23	17.19	30.36	22.68	17.88	1.47	1.23
Class C (EGWCX)	7-30-2010	28.47	21.80	17.02	29.47	21.80	17.02	2.22	1.98
Class R6 (EGWRX)[3]	5-29-2020	–	–	–	30.98	23.12	18.30	1.04	0.80
Administrator Class (EGWDX)	7-30-2010	–	–	–	30.53	23.13	18.19	1.39	1.15
Institutional Class (EGRYX)	11-19-1997	–	–	–	30.86	23.09	18.28	1.14	0.90
Russell 2000® Growth Index[4]	–	–	–	–	33.27	15.34	15.74	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.23% for Class A, 1.98% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Fundamental Small Cap Growth Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of September 30, 2021[1]
Workiva Incorporated	2.48
SiteOne Landscape Supply Incorporated	2.41
Casella Waste Systems Incorporated Class A	2.34
Shockwave Medical Incorporated	2.26
Sprout Social Incorporated Class A	2.18
Bill.com Holdings Incorporated	2.06
Option Care Health Incorporated	2.06
WNS Holdings Limited ADR	1.98
Tetra Tech Incorporated	1.96
Goosehead Insurance Incorporated Class A	1.90
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Fundamental Small Cap Growth Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,054.23	$ 6.33	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$ 6.23	1.23%
Class C
Actual	$1,000.00	$1,050.33	$10.18	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.14	$10.00	1.98%
Class R6
Actual	$1,000.00	$1,056.68	$ 4.12	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$ 4.05	0.80%
Administrator Class
Actual	$1,000.00	$1,054.82	$ 5.92	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$ 5.82	1.15%
Institutional Class
Actual	$1,000.00	$1,056.36	$ 4.64	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$ 4.56	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo Fundamental Small Cap Growth Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Common stocks: 96.48%
Communication services: 3.06%
Interactive media & services: 1.25%
Bumble Incorporated Class A †	46,671	$ 2,332,617
Media: 1.81%
Cardlytics Incorporated †	17,656	1,482,045
Magnite Incorporated †	67,525	1,890,700
		3,372,745
Consumer discretionary: 8.56%
Diversified consumer services: 2.95%
Chegg Incorporated †	29,569	2,011,283
Duolingo †«	7,129	1,185,980
Mister Car Wash Incorporated †	125,889	2,297,474
		5,494,737
Hotels, restaurants & leisure: 0.76%
Playa Hotels & Resorts NV †	171,400	1,420,906
Internet & direct marketing retail: 2.38%
Etsy Incorporated †	13,014	2,706,391
Redbubble Limited †	555,871	1,734,748
		4,441,139
Leisure products: 2.47%
Callaway Golf Company †	87,455	2,416,382
Games Workshop Group plc	15,877	2,197,028
		4,613,410
Financials: 4.23%
Banks: 0.99%
Silvergate Capital Corporation Class A †	15,969	1,844,420
Capital markets: 1.34%
Open Lending Corporation Class A †	69,162	2,494,673
Insurance: 1.90%
Goosehead Insurance Incorporated Class A	23,332	3,553,230
Health care: 30.49%
Biotechnology: 10.16%
Ascendis Pharma AS ADR †	8,566	1,365,335
CareDx Incorporated †	44,106	2,794,997
Chimerix Incorporated †	105,140	650,817
CRISPR Therapeutics AG †	7,761	868,689
Deciphera Pharmaceuticals Incorporated †	23,401	795,166
Fate Therapeutics Incorporated †	9,937	588,966
MaxCyte Incorporated †«	113,840	1,389,986
Mirati Therapeutics Incorporated †	6,142	1,086,581
Natera Incorporated †	30,486	3,397,360
ORIC Pharmaceuticals Incorporated †	30,548	638,759
Turning Point Therapeutics Incorporated †	13,441	892,886
The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  9

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Biotechnology (continued)
Twist Bioscience Corporation †	16,435	$ 1,758,052
Veracyte Incorporated †	35,991	1,671,782
Zentalis Pharmaceuticals Incorporated †	15,948	1,062,775
		18,962,151
Health care equipment & supplies: 10.52%
Axonics Modulation Technologies Incorporated †	29,631	1,928,682
Cryoport Incorporated †	36,276	2,412,717
Establishment Labs Holdings Incorporated †	12,859	920,447
Figs Incorporated Class A †«	35,187	1,306,845
Heska Corporation †	12,413	3,209,257
Inari Medical Incorporated †	34,966	2,835,743
Pulmonx Corporation †	38,760	1,394,585
Shockwave Medical Incorporated †	20,447	4,209,628
Treace Medical Concepts Incorporated †	52,053	1,400,226
		19,618,130
Health care providers & services: 4.47%
Amedisys Incorporated †	8,609	1,283,602
HealthEquity Incorporated †	49,516	3,206,656
Option Care Health Incorporated †	158,286	3,840,018
		8,330,276
Health care technology: 3.97%
Inspire Medical Systems Incorporated †	14,601	3,400,281
Phreesia Incorporated †	43,260	2,669,142
Schrodinger Incorporated †	24,438	1,336,270
		7,405,693
Life sciences tools & services: 0.67%
Inotiv Incorporated †	5,233	153,013
Rapid Micro Biosystems Incorporated Class A †«	59,802	1,104,543
		1,257,556
Pharmaceuticals: 0.70%
Arvinas Incorporated †	15,946	1,310,442
Industrials: 14.41%
Building products: 2.93%
Advanced Drainage Systems Incorporated	28,103	3,039,902
Trex Company Incorporated †	23,827	2,428,686
		5,468,588
Commercial services & supplies: 4.30%
Casella Waste Systems Incorporated Class A †	57,548	4,370,195
Tetra Tech Incorporated	24,458	3,652,558
		8,022,753
Construction & engineering: 1.37%
Construction Partners Incorporated Class A †	76,894	2,565,953
Electrical equipment: 1.22%
Allied Motion Technologies	72,541	2,269,082
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Fundamental Small Cap Growth Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Machinery: 0.32%
Desktop Metal Incorporated †«	83,352	$ 597,634
Road & rail: 1.86%
Saia Incorporated †	14,601	3,475,476
Trading companies & distributors: 2.41%
SiteOne Landscape Supply Incorporated †	22,543	4,496,652
Information technology: 32.70%
Electronic equipment, instruments & components: 4.82%
Littelfuse Incorporated	9,268	2,532,666
Nayax Limited †	256,639	1,014,095
Nlight Incorporated †	73,488	2,071,627
Novanta Incorporated †	21,805	3,368,873
		8,987,261
IT services: 11.34%
Euronet Worldwide Incorporated †	14,175	1,804,194
Globant SA †	12,036	3,382,236
Keywords Studios plc †	70,520	2,766,943
MongoDB Incorporated †	6,598	3,111,023
Paymentus Holdings Incorporated A †	57,024	1,405,071
Repay Holdings Corporation †	103,327	2,379,621
Shift4 Payments Incorporated Class A †	33,662	2,609,478
WNS Holdings Limited ADR †	45,214	3,698,505
		21,157,071
Semiconductors & semiconductor equipment: 1.69%
MKS Instruments Incorporated	13,807	2,083,614
Universal Display Corporation	6,293	1,075,851
		3,159,465
Software: 14.85%
Avalara Incorporated †	15,924	2,783,037
Bill.com Holdings Incorporated †	14,419	3,849,152
Cerence Incorporated †	26,208	2,518,851
Jamf Holding Corporation †	70,749	2,725,251
Lightspeed Commerce Incorporated †	25,062	2,416,729
Model N Incorporated †	68,885	2,307,648
Olo Incorporated Class A †	80,414	2,414,832
Sprout Social Incorporated Class A †	33,345	4,066,423
Workiva Incorporated †	32,868	4,633,073
		27,714,996
Materials: 1.54%
Containers & packaging: 1.54%
Ranpak Holdings Corporation †	107,152	2,873,817
Real estate: 1.49%
Equity REITs: 1.49%
Rexford Industrial Realty Incorporated	48,874	2,773,600
Total Common stocks (Cost $123,764,466)		180,014,473

The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  11

Portfolio of investments—September 30, 2021 (unaudited)

		Yield	Shares	Value
Short-term investments: 5.40%
Investment companies: 5.40%
Securities Lending Cash Investments LLC ♠∩∞		0.02%	4,255,925	$ 4,255,925
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	5,813,195	5,813,195
Total Short-term investments (Cost $10,069,120)				10,069,120
Total investments in securities (Cost $133,833,586)	101.88%			190,083,593
Other assets and liabilities, net	(1.88)			(3,502,078)
Total net assets	100.00%			$186,581,515

†	Non-income earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$5,017,845	$24,018,536	$(24,780,456)	$0	$0	$ 4,255,925	4,255,925	$371 #
Wells Fargo Government Money Market Fund Select Class	672,531	42,681,785	(37,541,121)	0	0	5,813,195	5,813,195	550
				$0	$0	$10,069,120		$921

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Fundamental Small Cap Growth Fund

Statement of assets and liabilities—September 30, 2021 (unaudited)

Assets
Investments in unaffiliated securities (including $4,144,097 of securities loaned), at value (cost $123,764,466)	$ 180,014,473
Investments in affiliated securites, at value (cost $10,069,120)	10,069,120
Foreign currency, at value (cost $215,656)	215,992
Receivable for investments sold	3,100,952
Receivable for Fund shares sold	225,611
Receivable for dividends	17,409
Receivable for securities lending income, net	3,949
Prepaid expenses and other assets	71,802
Total assets	193,719,308
Liabilities
Payable upon receipt of securities loaned	4,255,925
Payable for investments purchased	2,593,837
Payable for Fund shares redeemed	105,110
Management fee payable	104,457
Administration fees payable	30,521
Distribution fee payable	1,066
Accrued expenses and other liabilities	46,877
Total liabilities	7,137,793
Total net assets	$186,581,515
Net assets consist of
Paid-in capital	$ 105,086,921
Total distributable earnings	81,494,594
Total net assets	$186,581,515
Computation of net asset value and offering price per share
Net assets – Class A	$ 138,312,378
Shares outstanding – Class A1	6,132,603
Net asset value per share – Class A	$22.55
Maximum offering price per share – Class A2	$23.93
Net assets – Class C	$ 1,653,902
Shares outstanding – Class C1	87,096
Net asset value per share – Class C	$18.99
Net assets – Class R6	$ 2,039,016
Shares outstanding – Class R6[1]	73,405
Net asset value per share – Class R6	$27.78
Net assets – Administrator Class	$ 561,235
Shares outstanding – Administrator Class[1]	20,835
Net asset value per share – Administrator Class	$26.94
Net assets – Institutional Class	$ 44,014,984
Shares outstanding – Institutional Class[1]	1,586,837
Net asset value per share – Institutional Class	$27.74
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  13

Statement of operations—six months ended September 30, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $397)	$ 154,223
Securities lending income from affiliates, net	18,577
Income from affiliated securities	555
Total investment income	173,355
Expenses
Management fee	755,974
Administration fees
Class A	146,458
Class C	1,753
Class R6	115
Administrator Class	286
Institutional Class	23,091
Shareholder servicing fees
Class A	174,355
Class C	2,083
Administrator Class	550
Distribution fee
Class C	6,181
Custody and accounting fees	11,793
Professional fees	27,906
Registration fees	37,281
Shareholder report expenses	24,783
Trustees’ fees and expenses	9,662
Other fees and expenses	5,572
Total expenses	1,227,843
Less: Fee waivers and/or expense reimbursements
Class A	(178,994)
Class C	(8,111)
Class R6	(33)
Administrator Class	(24)
Institutional Class	(1,854)
Net expenses	1,038,827
Net investment loss	(865,472)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	11,938,858
Net change in unrealized gains (losses) on investments	(1,840,304)
Net realized and unrealized gains (losses) on investments	10,098,554
Net increase in net assets resulting from operations	$ 9,233,082
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Fundamental Small Cap Growth Fund

Statement of changes in net assets

	Six months ended September 30, 2021 (unaudited)		Year ended March 31, 2021
Operations
Net investment loss		$ (865,472)		$ (1,196,806)
Payment from affiliate		0		2,422
Net realized gains on investments		11,938,858		18,310,286
Net change in unrealized gains (losses) on investments		(1,840,304)		55,783,989
Net increase in net assets resulting from operations		9,233,082		72,899,891
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(2,946,281)
Class C		0		(25,513)
Class R6		0		(982) [1]
Administrator Class		0		(4,445)
Institutional Class		0		(385,274)
Total distributions to shareholders		0		(3,362,495)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	187,402	4,161,103	851,445	18,597,612
Class C	7,256	132,366	52,448	945,378
Class R6	58,142	1,657,768	18,616 [1]	480,290 [1]
Administrator Class	7,762	205,832	12,658	329,154
Institutional Class	1,042,370	27,821,371	316,411	7,406,047
		33,978,440		27,758,481
Reinvestment of distributions
Class A	0	0	139,563	2,880,580
Class C	0	0	1,415	24,733
Class R6	0	0	10 [1]	262 [1]
Administrator Class	0	0	138	3,389
Institutional Class	0	0	13,426	339,942
		0		3,248,906
Payment for shares redeemed
Class A	(269,571)	(6,010,714)	(821,662)	(15,585,066)
Class C	(6,972)	(132,234)	(9,108)	(150,170)
Class R6	(1,988)	(51,491)	(1,375) [1]	(36,477) [1]
Administrator Class	(2,230)	(56,046)	(4,715)	(109,842)
Institutional Class	(190,877)	(5,041,507)	(190,256)	(4,941,582)
		(11,291,992)		(20,823,137)
Net increase in net assets resulting from capital share transactions		22,686,448		10,184,250
Total increase in net assets		31,919,530		79,721,646
Net assets
Beginning of period		154,661,985		74,940,339
End of period		$186,581,515		$154,661,985
[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class A	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$21.39	$11.00	$13.28	$15.32	$14.08	$12.05
Net investment loss	(0.14)	(0.18) [1]	(0.10) [1]	(0.11) [1]	(0.12) [1]	(0.10) [1]
Net realized and unrealized gains (losses) on investments	1.30	11.09	(1.27)	2.17	2.35	2.51
Total from investment operations	1.16	10.91	(1.37)	2.06	2.23	2.41
Distributions to shareholders from
Net realized gains	0.00	(0.52)	(0.91)	(4.10)	(0.99)	(0.38)
Net asset value, end of period	$22.55	$21.39	$11.00	$13.28	$15.32	$14.08
Total return[2]	5.42%	99.31%	(11.52)%	17.46%	16.08%	20.10%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.47%	1.52%	1.51%	1.52%	1.51%
Net expenses	1.23%	1.23%	1.23%	1.23%	1.33%	1.33%
Net investment loss	(1.04)%	(0.99)%	(0.74)%	(0.74)%	(0.79)%	(0.77)%
Supplemental data
Portfolio turnover rate	25%	55%	63%	155%	44%	113%
Net assets, end of period (000s omitted)	$138,312	$132,937	$66,472	$86,006	$84,738	$82,734

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Fundamental Small Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class C	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$18.08	$9.39	$11.55	$13.94	$12.99	$11.22
Net investment loss	(0.17)	(0.28) [1]	(0.18) [1]	(0.20) [1]	(0.21) [1]	(0.18) [1]
Payment from affiliate	0.00	0.01	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.08	9.48	(1.07)	1.91	2.15	2.33
Total from investment operations	0.91	9.21	(1.25)	1.71	1.94	2.15
Distributions to shareholders from
Net realized gains	0.00	(0.52)	(0.91)	(4.10)	(0.99)	(0.38)
Net asset value, end of period	$18.99	$18.08	$9.39	$11.55	$13.94	$12.99
Total return[2]	5.03%	98.22% [3]	(12.30)%	16.69%	15.17%	19.26%
Ratios to average net assets (annualized)
Gross expenses	2.18%	2.20%	2.26%	2.26%	2.27%	2.26%
Net expenses	1.98%	1.98%	1.98%	1.98%	2.08%	2.08%
Net investment loss	(1.79)%	(1.74)%	(1.49)%	(1.48)%	(1.54)%	(1.52)%
Supplemental data
Portfolio turnover rate	25%	55%	63%	155%	44%	113%
Net assets, end of period (000s omitted)	$1,654	$1,569	$395	$349	$274	$225

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[3]	During the year ended March 31, 2021, the Fund received a payment from an affiliate which had an impact of 0.09% on the total return. See Note 4 in the Notes to Financial Statement for additional information.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class R6	Six months ended September 30, 2021 (unaudited)	2021 [1]
Net asset value, beginning of period	$26.29	$17.87
Net investment loss	(0.05)	(0.11) [2]
Net realized and unrealized gains (losses) on investments	1.54	9.05
Total from investment operations	1.49	8.94
Distributions to shareholders from
Net realized gains	0.00	(0.52)
Net asset value, end of period	$27.78	$26.29
Total return[3]	5.67%	50.11%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.03%
Net expenses	0.80%	0.80%
Net investment loss	(0.59)%	(0.54)%
Supplemental data
Portfolio turnover rate	25%	55%
Net assets, end of period (000s omitted)	$2,039	$454

[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Fundamental Small Cap Growth Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Administrator Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$25.54	$12.91	$15.43	$17.14	$15.63	$13.29
Net investment loss	(0.13) [1]	(0.20) [1]	(0.11) [1]	(0.11) [1]	(0.11) [1]	(0.09) [1]
Payment from affiliate	0.00	0.11	0.00	0.00	0.00	0.00
Net realized and unrealized gains (losses) on investments	1.53	13.24	(1.50)	2.50	2.61	2.81
Total from investment operations	1.40	13.15	(1.61)	2.39	2.50	2.72
Distributions to shareholders from
Net realized gains	0.00	(0.52)	(0.91)	(4.10)	(0.99)	(0.38)
Net asset value, end of period	$26.94	$25.54	$12.91	$15.43	$17.14	$15.63
Total return[2]	5.48%	101.97% [3]	(11.52)%	17.59%	16.21%	20.56%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.39%	1.44%	1.43%	1.44%	1.43%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.20%	1.20%
Net investment loss	(0.95)%	(0.90)%	(0.66)%	(0.62)%	(0.66)%	(0.64)%
Supplemental data
Portfolio turnover rate	25%	55%	63%	155%	44%	113%
Net assets, end of period (000s omitted)	$561	$391	$93	$104	$133	$174

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
[3]	During the year ended March 31, 2021, the Fund received a payment from an affiliate which had an impact of 0.89% on the total return. See Note 4 in the Notes to Financial Statement for additional information.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Institutional Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$26.26	$13.39	$15.94	$17.53	$15.94	$13.54
Net investment loss	(0.10) [1]	(0.15) [1]	(0.07) [1]	(0.07) [1]	(0.08) [1]	(0.06) [1]
Net realized and unrealized gains (losses) on investments	1.58	13.54	(1.57)	2.58	2.66	2.84
Total from investment operations	1.48	13.39	(1.64)	2.51	2.58	2.78
Distributions to shareholders from
Net realized gains	0.00	(0.52)	(0.91)	(4.10)	(0.99)	(0.38)
Net asset value, end of period	$27.74	$26.26	$13.39	$15.94	$17.53	$15.94
Total return[2]	5.64%	100.11%	(11.29)%	17.85%	16.40%	20.62%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.14%	1.19%	1.18%	1.19%	1.18%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.98%	0.98%
Net investment loss	(0.69)%	(0.66)%	(0.41)%	(0.41)%	(0.44)%	(0.43)%
Supplemental data
Portfolio turnover rate	25%	55%	63%	155%	44%	113%
Net assets, end of period (000s omitted)	$44,015	$19,311	$7,980	$9,695	$8,878	$8,001

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Fundamental Small Cap Growth Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Fundamental Small Cap Growth Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for October 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction.
As more fully discussed in Note 11, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Mangement, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2021, such fair value pricing was used in pricing certain foreign securities.

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Notes to financial statements (unaudited)
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

22  |  Wells Fargo Fundamental Small Cap Growth Fund

Notes to financial statements (unaudited)
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $133,987,701 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$63,606,047
Gross unrealized losses	(7,510,155)
Net unrealized gains	$56,095,892
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Fundamental Small Cap Growth Fund  |  23

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 5,705,362	$ 0	$0	$ 5,705,362
Consumer discretionary	14,235,444	1,734,748	0	15,970,192
Financials	7,892,323	0	0	7,892,323
Health care	56,884,248	0	0	56,884,248
Industrials	26,896,138	0	0	26,896,138
Information technology	60,004,698	1,014,095	0	61,018,793
Materials	2,873,817	0	0	2,873,817
Real estate	2,773,600	0	0	2,773,600
Short-term investments
Investment companies	10,069,120	0	0	10,069,120
Total assets	$187,334,750	$2,748,843	$0	$190,083,593
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710
For the six months ended September 30, 2021, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

24  |  Wells Fargo Fundamental Small Cap Growth Fund

Notes to financial statements (unaudited)
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.23%
Class C	1.98
Class R6	0.80
Administrator Class	1.15
Institutional Class	0.90
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended September 30, 2021, Allspring Funds Distributor received $1,918 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Wells Fargo Fundamental Small Cap Growth Fund  |  25

Notes to financial statements (unaudited)
Other transactions
On August 14, 2020, Class C and Administrator Class of the Fund was reimbursed by Allspring Funds Management in the amount of $698 and $1,724, respectively. The reimbursements were made in connection with resolving certain fee reimbursements.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended September 30, 2021 were $59,528,921 and $43,245,974, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$2,109,563	$(2,109,563)	0
Barclays Capital Incorporated	179,600	(179,600)	0
BNP Paribas Securities Corporation	186,816	(186,816)	0
Deutsche Bank Securities Incorporated	309,309	(309,309)	0
Morgan Stanley & Co. LLC	1,101,530	(1,101,530)	0
Nomura Securities International Incorporated	257,279	(257,279)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended September 30, 2021, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate

26  |  Wells Fargo Fundamental Small Cap Growth Fund

Notes to financial statements (unaudited)
agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.
At a Special Meeting of Shareholders held on October 15, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that was effective on November 1, 2021. The management and subadisory fee rates remained the same under the new agreements.

Wells Fargo Fundamental Small Cap Growth Fund  |  27

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	2,852,854
Shares voted “Against”	133,475
Shares voted “Abstain”	665,169
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	2,848,422
Shares voted “Withhold”	137,047
Shares voted “Abstain”	666,029
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo Fundamental Small Cap Growth Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Fundamental Small Cap Growth Fund  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo Fundamental Small Cap Growth Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Wells Fargo Fundamental Small Cap Growth Fund  |  31

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Fundamental Small Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 1000® Growth Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes except for the Administrator Class, which was higher than the sum of these average rates for the Fund’s expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

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Board considerations (unaudited)
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

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Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

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Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

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Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

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Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

Wells Fargo Fundamental Small Cap Growth Fund  |  39

Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

40  |  Wells Fargo Fundamental Small Cap Growth Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Fundamental Small Cap Growth Fund  |  41

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00201 09-21
SA247/SAR247 09-21

Semi-Annual Report
September 30, 2021
Wells Fargo Small Cap Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Small Cap Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Wells Fargo Small Cap Fund for the six-month period that ended September 30, 2021. Global stocks continued to rally as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds were mixed during the period, with municipal bonds and high-yield bonds delivering positive returns.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 9.18%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 2.32%, while the MSCI EM Index (Net),3 trailed its developed market counterparts with a 3.45% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned 1.88%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -0.69%, the Bloomberg Municipal Bond Index6 returned 1.15%, and the ICE BofA U.S. High Yield Index,7 gained 3.74%.
Vaccination rollout drove the stock markets to new highs.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Small Cap Fund

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-Year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

Wells Fargo Small Cap Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Wells Fargo Small Cap Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Christopher G. Miller, CFA®‡, Theran Motl, CFA®‡

Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFSMX)	3-31-2008	40.12	9.29	12.81	48.67	10.59	13.48	1.69	1.24
Class C (WSCDX)	3-31-2008	46.47	9.76	12.62	47.47	9.76	12.62	2.44	1.99
Class R6 (WFSJX)[3]	5-29-2020	–	–	–	49.45	11.02	13.94	1.26	0.81
Administrator Class (WFSDX)	4-8-2005	–	–	–	48.75	10.74	13.67	1.61	1.16
Institutional Class (WFSSX)	4-8-2005	–	–	–	49.13	10.97	13.91	1.36	0.91
Russell 2000® Index[4]	–	–	–	–	47.68	13.45	14.63	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.23% for Class A, 1.98% for Class C, 0.80% for Class R6, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Small Cap Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of September 30, 2021[1]
LivaNova plc	2.27
CoreSite Realty Corporation	2.00
Integer Holdings Corporation	1.98
Masonite International Corporation	1.96
Atkore International Incorporated	1.83
Quaker Chemical Corporation	1.80
National Vision Holdings Incorporated	1.75
Macom Technology Solutions Holdings Incorporated	1.60
Air Lease Corporation	1.60
Ashland Global Holdings Incorporated	1.59
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Small Cap Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,044.21	$ 6.25	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$ 6.17	1.22%
Class C
Actual	$1,000.00	$1,039.75	$10.12	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.14	$10.00	1.98%
Class R6
Actual	$1,000.00	$1,046.38	$ 4.10	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$ 4.05	0.80%
Administrator Class
Actual	$1,000.00	$1,044.48	$ 5.89	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$ 5.82	1.15%
Institutional Class
Actual	$1,000.00	$1,045.81	$ 4.62	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$ 4.56	0.90%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo Small Cap Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Common stocks: 98.38%
Communication services: 1.14%
Interactive media & services: 1.14%
Eventbrite Incorporated Class A †	32,565	$ 615,804
Consumer discretionary: 10.74%
Auto components: 2.23%
Dana Incorporated	26,060	579,574
Gentherm Incorporated †	7,792	630,607
		1,210,181
Diversified consumer services: 2.48%
Houghton Mifflin Harcourt Company †	39,899	535,844
Service Corporation International	13,470	811,702
		1,347,546
Hotels, restaurants & leisure: 1.90%
Jack In The Box Incorporated	6,518	634,397
Planet Fitness Incorporated Class A †	5,042	396,049
		1,030,446
Internet & direct marketing retail: 2.38%
Revolve Group Incorporated †	13,524	835,377
The RealReal Incorporated †	34,579	455,751
		1,291,128
Specialty retail: 1.75%
National Vision Holdings Incorporated †	16,698	947,945
Consumer staples: 5.42%
Food products: 3.63%
Nomad Foods Limited †	25,939	714,879
The Simply Good Foods Company †	22,559	778,060
TreeHouse Foods Incorporated †	11,952	476,646
		1,969,585
Personal products: 1.79%
e.l.f. Beauty Incorporated †	22,903	665,332
The Honest Company Incorporated †«	29,453	305,722
		971,054
Financials: 13.46%
Banks: 6.58%
Ameris Bancorp	9,016	467,750
Pinnacle Financial Partners Incorporated	6,932	652,163
Sterling Bancorp	19,391	483,999
United Community Bank	11,934	391,674
Veritex Holdings Incorporated	16,298	641,489
Webster Financial Corporation	10,591	576,786
Wintrust Financial Corporation	4,414	354,753
		3,568,614
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  9

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Capital markets: 1.02%
Raymond James Financial Incorporated	6,026	$ 556,033
Insurance: 4.36%
Axis Capital Holdings Limited	15,502	713,712
CNO Financial Group Incorporated	19,424	457,241
First American Financial Corporation	7,915	530,701
Reinsurance Group of America Incorporated	5,974	664,667
		2,366,321
Thrifts & mortgage finance: 1.50%
Essent Group Limited	18,469	812,821
Health care: 15.03%
Biotechnology: 2.80%
Agios Pharmaceuticals Incorporated †	3,485	160,833
Arena Pharmaceuticals Incorporated †	3,633	216,345
Atara Biotherapeutics Incorporated †	6,615	118,409
Coherus Biosciences Incorporated †	9,778	157,132
Insmed Incorporated †	9,052	249,292
Mirati Therapeutics Incorporated †	859	151,966
Neurocrine Biosciences Incorporated †	2,625	251,764
Sage Therapeutics Incorporated †	2,402	106,433
Zymeworks Incorporated †	3,728	108,261
		1,520,435
Health care equipment & supplies: 9.05%
AngioDynamics Incorporated †	29,576	767,201
Haemonetics Corporation †	6,675	471,188
Integer Holdings Corporation †	11,999	1,071,991
LivaNova plc †	15,574	1,233,305
Mesa Laboratories Incorporated	563	170,229
Neuronetics Incorporated †	27,304	179,114
Teleflex Incorporated	1,265	476,336
ViewRay Incorporated †	75,157	541,882
		4,911,246
Health care providers & services: 0.89%
HealthEquity Incorporated †	7,444	482,073
Health care technology: 0.36%
Schrodinger Incorporated †	3,507	191,763
Life sciences tools & services: 1.93%
Bruker Corporation	9,718	758,976
Codexis Incorporated †	12,441	289,378
		1,048,354
Industrials: 19.14%
Building products: 6.63%
Armstrong World Industries Incorporated	8,114	774,644
Masonite International Corporation †	10,011	1,062,467
Rexnord Corporation	13,207	849,078
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Small Cap Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Building products (continued)
Tecnoglass Incorporated	12,812	$ 278,405
The AZEK Company Incorporated †	17,257	630,398
		3,594,992
Commercial services & supplies: 2.42%
Steelcase Incorporated Class A	40,978	519,601
Stericycle Incorporated †	11,709	795,861
		1,315,462
Construction & engineering: 1.57%
APi Group Corporation †	41,946	853,601
Electrical equipment: 1.83%
Atkore International Incorporated †	11,424	992,974
Machinery: 2.47%
Albany International Corporation Class A	7,238	556,385
SPX Corporation †	14,631	782,027
		1,338,412
Road & rail: 1.13%
Ryder System Incorporated	7,425	614,122
Trading companies & distributors: 3.09%
Air Lease Corporation	22,017	866,149
Herc Holdings Incorporated †	4,962	811,089
		1,677,238
Information technology: 20.44%
Communications equipment: 0.53%
Infinera Corporation †	34,387	286,100
Electronic equipment, instruments & components: 2.27%
Avnet Incorporated	13,288	491,257
Littelfuse Incorporated	2,714	741,655
		1,232,912
IT services: 3.54%
EVO Payments Incorporated Class A †	30,774	728,728
Paya Holdings Incorporated Class A †	38,750	421,213
WNS Holdings Limited ADR †	9,399	768,838
		1,918,779
Semiconductors & semiconductor equipment: 2.66%
Brooks Automation Incorporated	5,619	575,105
Macom Technology Solutions Holdings Incorporated †	13,364	866,923
		1,442,028
Software: 11.44%
8x8 Incorporated †	26,790	626,617
Benefitfocus Incorporated †	18,654	207,059
CommVault Systems Incorporated †	7,264	547,052
Instructure Holdings Incorporated †«	28,095	634,666
Mimecast Limited †	12,174	774,266
New Relic Incorporated †	4,328	310,621
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  11

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Software (continued)
Pagerduty Incorporated †	16,435	$ 680,738
Q2 Holdings Incorporated †	6,717	538,300
Riskfied Limited Class A †«	11,666	266,101
SPS Commerce Incorporated †	4,805	775,095
Zendesk Incorporated †	7,287	848,134
		6,208,649
Materials: 6.99%
Chemicals: 4.66%
Ashland Global Holdings Incorporated	9,692	863,751
Quaker Chemical Corporation	4,107	976,316
Westlake Chemical Corporation	7,552	688,289
		2,528,356
Containers & packaging: 1.32%
Silgan Holdings Incorporated	18,727	718,368
Metals & mining: 1.01%
Reliance Steel & Aluminum Company	3,841	547,035
Real estate: 6.02%
Equity REITs: 6.02%
American Homes 4 Rent Class A	20,204	770,176
CoreSite Realty Corporation	7,845	1,086,846
Four Corners Property Trust Incorporated	28,085	754,363
Healthcare Realty Trust Incorporated	22,047	656,560
		3,267,945
Total Common stocks (Cost $41,439,758)		53,378,322

Investment companies: 1.06%
Exchange-traded funds: 1.06%
SPDR S&P Biotech ETF «	4,580	575,752
Total Investment companies (Cost $698,962)		575,752

		Yield
Short-term investments: 1.69%
Investment companies: 1.69%
Securities Lending Cash Investments LLC ♠∩∞		0.02%	583,950	583,950
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	329,910	329,910
Total Short-term investments (Cost $913,860)				913,860
Total investments in securities (Cost $43,052,580)	101.13%			54,867,934
Other assets and liabilities, net	(1.13)			(612,069)
Total net assets	100.00%			$54,255,865

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Small Cap Fund

Portfolio of investments—September 30, 2021 (unaudited)
†	Non-income earning security
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$668,925	$9,259,670	$(9,344,645)	$0	$0	$ 583,950	583,950	$144 #
Wells Fargo Government Money Market Fund Select Class	893,581	7,166,802	(7,730,473)	0	0	329,910	329,910	70
				$0	$0	$913,860		$214

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  13

Statement of assets and liabilities—September 30, 2021 (unaudited)

Assets
Investments in unaffiliated securities (including $570,893 of securities loaned), at value (cost $42,138,720)	$ 53,954,074
Investments in affiliated securites, at value (cost $913,860)	913,860
Receivable for dividends	20,595
Receivable for securities lending income, net	2,044
Receivable for Fund shares sold	236
Prepaid expenses and other assets	52,549
Total assets	54,943,358
Liabilities
Payable upon receipt of securities loaned	583,950
Payable for Fund shares redeemed	46,471
Management fee payable	18,640
Administration fees payable	8,972
Distribution fee payable	41
Accrued expenses and other liabilities	29,419
Total liabilities	687,493
Total net assets	$54,255,865
Net assets consist of
Paid-in capital	$ 30,254,749
Total distributable earnings	24,001,116
Total net assets	$54,255,865
Computation of net asset value and offering price per share
Net assets – Class A	$ 46,571,240
Shares outstanding – Class A1	1,180,871
Net asset value per share – Class A	$39.44
Maximum offering price per share – Class A2	$41.85
Net assets – Class C	$ 64,984
Shares outstanding – Class C1	1,827
Net asset value per share – Class C	$35.57
Net assets – Class R6	$ 963,444
Shares outstanding – Class R6[1]	23,333
Net asset value per share – Class R6	$41.29
Net assets – Administrator Class	$ 444,551
Shares outstanding – Administrator Class[1]	11,007
Net asset value per share – Administrator Class	$40.39
Net assets – Institutional Class	$ 6,211,646
Shares outstanding – Institutional Class[1]	151,189
Net asset value per share – Institutional Class	$41.09
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Small Cap Fund

Statement of operations—six months ended September 30, 2021 (unaudited)

Investment income
Dividends	$ 207,724
Income from affiliated securities	6,347
Total investment income	214,071
Expenses
Management fee	241,215
Administration fees
Class A	49,957
Class C	116
Class R6	154
Administrator Class	321
Institutional Class	4,907
Shareholder servicing fees
Class A	59,472
Class C	135
Administrator Class	617
Distribution fee
Class C	403
Custody and accounting fees	7,027
Professional fees	24,963
Registration fees	33,965
Shareholder report expenses	19,787
Trustees’ fees and expenses	9,662
Other fees and expenses	3,990
Total expenses	456,691
Less: Fee waivers and/or expense reimbursements
Fund-level	(112,238)
Class A	(12,618)
Class R6	(127)
Administrator Class	(57)
Institutional Class	(573)
Net expenses	331,078
Net investment loss	(117,007)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	4,495,054
Net change in unrealized gains (losses) on investments	(1,535,322)
Net realized and unrealized gains (losses) on investments	2,959,732
Net increase in net assets resulting from operations	$ 2,842,725
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  15

Statement of changes in net assets

	Six months ended September 30, 2021 (unaudited)		Year ended March 31, 2021
Operations
Net investment loss		$ (117,007)		$ (84,156)
Net realized gains on investments		4,495,054		8,195,099
Net change in unrealized gains (losses) on investments		(1,535,322)		22,426,580
Net increase in net assets resulting from operations		2,842,725		30,537,523
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(35,117)
Class R6		0		(2,355) [1]
Administrator Class		0		(1,270)
Institutional Class		0		(55,258)
Total distributions to shareholders		0		(94,000)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	18,003	713,632	53,590	1,610,309
Class C	2,123	76,244	566	16,703
Class R6	4,878	197,875	29,573 [1]	831,915 [1]
Administrator Class	1,222	49,111	2,281	76,786
Institutional Class	2,664	109,983	49,452	1,722,335
		1,146,845		4,258,048
Reinvestment of distributions
Class A	0	0	999	33,896
Class R6	0	0	64 [1]	2,263 [1]
Administrator Class	0	0	33	1,137
Institutional Class	0	0	996	35,109
		0		72,405
Payment for shares redeemed
Class A	(70,358)	(2,775,476)	(193,021)	(5,538,418)
Class C	(3,561)	(127,496)	(7,825)	(178,870)
Class R6	(5,262)	(218,677)	(5,920) [1]	(198,400) [1]
Administrator Class	(2,263)	(91,941)	(12,507)	(426,084)
Institutional Class	(192,541)	(8,014,617)	(258,725)	(5,997,728)
		(11,228,207)		(12,339,500)
Net decrease in net assets resulting from capital share transactions		(10,081,362)		(8,009,047)
Total increase (decrease) in net assets		(7,238,637)		22,434,476
Net assets
Beginning of period		61,494,502		39,060,026
End of period		$ 54,255,865		$ 61,494,502
[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class A	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$37.77	$19.77	$30.27	$31.46	$28.92	$23.49
Net investment income (loss)	(0.09) [1]	(0.07) [1]	0.02 [1]	(0.04) [1]	(0.08) [1]	(0.15) [1]
Net realized and unrealized gains (losses) on investments	1.76	18.10	(8.43)	(1.15)	2.62	5.71
Total from investment operations	1.67	18.03	(8.41)	(1.19)	2.54	5.56
Distributions to shareholders from
Net investment income	0.00	(0.03)	0.00	0.00	0.00	(0.13)
Net realized gains	0.00	0.00	(2.09)	0.00	0.00	0.00
Total distributions to shareholders	0.00	(0.03)	(2.09)	0.00	0.00	(0.13)
Net asset value, end of period	$39.44	$37.77	$19.77	$30.27	$31.46	$28.92
Total return[2]	4.42%	91.20%	(30.24)%	(3.78)%	8.78%	23.68%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.68%	1.60%	1.54%	1.54%	1.48%
Net expenses	1.22%	1.32%	1.33%	1.35%	1.35%	1.35%
Net investment income (loss)	(0.45)%	(0.24)%	0.05%	(0.11)%	(0.26)%	(0.57)%
Supplemental data
Portfolio turnover rate	19%	55%	41%	34%	27%	142%
Net assets, end of period (000s omitted)	$46,571	$46,580	$27,115	$44,028	$50,993	$52,817

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class C	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$34.21	$18.03	$27.98	$29.30	$27.14	$22.11
Net investment loss	(0.21) [1]	(0.23) [1]	(0.20) [1]	(0.25) [1]	(0.28) [1]	(0.39) [1]
Net realized and unrealized gains (losses) on investments	1.57	16.41	(7.66)	(1.07)	2.44	5.42
Total from investment operations	1.36	16.18	(7.86)	(1.32)	2.16	5.03
Distributions to shareholders from
Net realized gains	0.00	0.00	(2.09)	0.00	0.00	0.00
Net asset value, end of period	$35.57	$34.21	$18.03	$27.98	$29.30	$27.14
Total return[2]	3.98%	89.74%	(30.76)%	(4.51)%	7.96%	22.75%
Ratios to average net assets (annualized)
Gross expenses	2.39%	2.44%	2.34%	2.29%	2.29%	2.22%
Net expenses	1.98%	2.09%	2.10%	2.10%	2.10%	2.10%
Net investment loss	(1.20)%	(0.94)%	(0.73)%	(0.85)%	(1.02)%	(1.52)%
Supplemental data
Portfolio turnover rate	19%	55%	41%	34%	27%	142%
Net assets, end of period (000s omitted)	$65	$112	$190	$526	$840	$989

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class R6	Six months ended September 30, 2021 (unaudited)	2021 [1]
Net asset value, beginning of period	$39.46	$25.43
Net investment income (loss)	(0.01) [2]	0.03 [2]
Net realized and unrealized gains (losses) on investments	1.84	14.09
Total from investment operations	1.83	14.12
Distributions to shareholders from
Net investment income	0.00	(0.09)
Net asset value, end of period	$41.29	$39.46
Total return[3]	4.64%	55.58%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.23%
Net expenses	0.80%	0.88%
Net investment income (loss)	(0.03)%	0.09%
Supplemental data
Portfolio turnover rate	19%	55%
Net assets, end of period (000s omitted)	$963	$936

[1]	For the period from May 29, 2020 (commencement of class operations) to March 31, 2021
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Administrator Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$38.67	$20.23	$30.89	$32.06	$29.43	$23.89
Net investment income (loss)	(0.08) [1]	(0.01) [1]	0.05 [1]	0.01 [1]	(0.03) [1]	(0.10) [1]
Net realized and unrealized gains (losses) on investments	1.80	18.51	(8.62)	(1.18)	2.66	5.80
Total from investment operations	1.72	18.50	(8.57)	(1.17)	2.63	5.70
Distributions to shareholders from
Net investment income	0.00	(0.06)	0.00	0.00	0.00	(0.16)
Net realized gains	0.00	0.00	(2.09)	0.00	0.00	0.00
Total distributions to shareholders	0.00	(0.06)	(2.09)	0.00	0.00	(0.16)
Net asset value, end of period	$40.39	$38.67	$20.23	$30.89	$32.06	$29.43
Total return[2]	4.45%	91.48%	(30.15)%	(3.65)%	8.94%	23.86%
Ratios to average net assets (annualized)
Gross expenses	1.58%	1.61%	1.51%	1.46%	1.46%	1.40%
Net expenses	1.15%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	(0.37)%	(0.02)%	0.17%	0.05%	(0.10)%	(0.38)%
Supplemental data
Portfolio turnover rate	19%	55%	41%	34%	27%	142%
Net assets, end of period (000s omitted)	$445	$466	$450	$1,165	$1,347	$4,355

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Small Cap Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Institutional Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$39.29	$20.58	$31.33	$32.45	$29.73	$24.13
Net investment income (loss)	(0.05) [1]	0.02 [1]	0.12 [1]	0.08 [1]	0.03 [1]	(0.07) [1]
Net realized and unrealized gains (losses) on investments	1.85	18.87	(8.78)	(1.20)	2.69	5.89
Total from investment operations	1.80	18.89	(8.66)	(1.12)	2.72	5.82
Distributions to shareholders from
Net investment income	0.00	(0.18)	(0.00) [2]	0.00	0.00	(0.22)
Net realized gains	0.00	0.00	(2.09)	0.00	0.00	0.00
Total distributions to shareholders	0.00	(0.18)	(2.09)	0.00	0.00	(0.22)
Net asset value, end of period	$41.09	$39.29	$20.58	$31.33	$32.45	$29.73
Total return[3]	4.58%	91.87%	(30.00)%	(3.45)%	9.15%	24.14%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.35%	1.27%	1.21%	1.21%	1.15%
Net expenses	0.90%	0.98%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.24)%	0.08%	0.38%	0.24%	0.08%	(0.26)%
Supplemental data
Portfolio turnover rate	19%	55%	41%	34%	27%	142%
Net assets, end of period (000s omitted)	$6,212	$13,401	$11,305	$21,398	$28,032	$59,991

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Cap Fund  |  21

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Cap Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for October 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction.
As more fully discussed in Note 10, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund

22  |  Wells Fargo Small Cap Fund

Notes to financial statements (unaudited)
receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $42,273,794 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$14,506,958
Gross unrealized losses	(1,912,818)
Net unrealized gains	$12,594,140
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo Small Cap Fund  |  23

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 615,804	$0	$0	$ 615,804
Consumer discretionary	5,827,246	0	0	5,827,246
Consumer staples	2,940,639	0	0	2,940,639
Financials	7,303,789	0	0	7,303,789
Health care	8,153,871	0	0	8,153,871
Industrials	10,386,801	0	0	10,386,801
Information technology	11,088,468	0	0	11,088,468
Materials	3,793,759	0	0	3,793,759
Real estate	3,267,945	0	0	3,267,945
Investment companies	575,752	0	0	575,752
Short-term investments
Investment companies	913,860	0	0	913,860
Total assets	$54,867,934	$0	$0	$54,867,934
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

24  |  Wells Fargo Small Cap Fund

Notes to financial statements (unaudited)
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710
For the six months ended September 30, 2021, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.23%
Class C	1.98
Class R6	0.80
Administrator Class	1.15
Institutional Class	0.90

Wells Fargo Small Cap Fund  |  25

Notes to financial statements (unaudited)
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended September 30, 2021, Allspring Funds Distributor received $98 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended September 30, 2021 were $10,564,903 and $20,504,198, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Barclays Capital Incorporated	$157,350	$(157,350)	$0
Deutsche Bank Securities Incorporated	21,150	(21,150)	0
J.P. Morgan Securities LLC	130,076	(130,076)	0
Morgan Stanley & Company LLC	50,252	(50,252)	0
National Financial Services LLC	34,470	(34,470)	0
SG Americas Securities, LLC	172,350	(172,350)	0
UBS Securities LLC	5,245	(5,245)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

26  |  Wells Fargo Small Cap Fund

Notes to financial statements (unaudited)
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended September 30, 2021, there were no borrowings by the Fund under the agreement.
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.
At a Special Meeting of Shareholders held on October 15, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that was effective on November 1, 2021. The management and subadisory fee rates remained the same under the new agreements.

Wells Fargo Small Cap Fund  |  27

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	593,761
Shares voted “Against”	65,107
Shares voted “Abstain”	64,889
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	591,986
Shares voted “Against”	65,750
Shares voted “Abstain”	66,021
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo Small Cap Fund

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Wells Fargo Small Cap Fund  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo Small Cap Fund

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

Wells Fargo Small Cap Fund  |  31

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Small Cap Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

32  |  Wells Fargo Small Cap Fund

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than or in range of its benchmark index, the Russell 1000® Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this

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Board considerations (unaudited)
regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

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Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

36  |  Wells Fargo Small Cap Fund

Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

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Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

38  |  Wells Fargo Small Cap Fund

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

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Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

40  |  Wells Fargo Small Cap Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Small Cap Fund  |  41

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00198 09-21
SA242/SAR242 09-21

Semi-Annual Report
September 30, 2021
Wells Fargo
Special Small Cap Value Fund

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The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Special Small Cap Value Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Wells Fargo Special Small Cap Value Fund for the six-month period that ended September 30, 2021. Global stocks continued to rally as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds were mixed during the period, with municipal bonds and high-yield bonds delivering positive returns.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 9.18%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 2.32%, while the MSCI EM Index (Net),3 trailed its developed market counterparts with a 3.45% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned 1.88%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -0.69%, the Bloomberg Municipal Bond Index6 returned 1.15%, and the ICE BofA U.S. High Yield Index,7 gained 3.74%.
Vaccination rollout drove the stock markets to new highs.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Special Small Cap Value Fund

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-Year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

Wells Fargo Special Small Cap Value Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Wells Fargo Special Small Cap Value Fund

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Performance highlights (unaudited)
This Fund is currently closed to most new investors.*
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Brian Martin, CFA®‡, James M. Tringas, CFA®‡, Bryant VanCronkhite, CFA®‡

Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (ESPAX)	5-7-1993	44.39	9.17	12.99	53.22	10.47	13.66	1.28	1.28
Class C (ESPCX)	12-12-2000	51.08	9.66	12.82	52.08	9.66	12.82	2.03	2.03
Class R (ESPHX)[3]	9-30-2015	–	–	–	52.83	10.20	13.38	1.53	1.53
Class R6 (ESPRX)[4]	10-31-2014	–	–	–	53.88	10.94	14.14	0.85	0.85
Administrator Class (ESPIX)	7-23-1996	–	–	–	53.36	10.57	13.84	1.20	1.20
Institutional Class (ESPNX)	7-30-2010	–	–	–	53.72	10.85	14.08	0.95	0.95
Russell 2000® Value Index[5]	–	–	–	–	63.92	11.03	13.22	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.31% for Class A, 2.06% for Class C, 1.56% for Class R, 0.89% for Class R6, 1.20% for Administrator Class, and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to the Class R shares.
[4]	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.
[5]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
*	Please see the Fund’s current Statement of Additional Information for further details.

6  |  Wells Fargo Special Small Cap Value Fund

Performance highlights (unaudited)
Ten largest holdings (%) as of September 30, 2021[1]
Eagle Materials Incorporated	2.77
Spectrum Brands Holdings Incorporated	2.57
J & J Snack Foods Corporation	2.56
Innospec Incorporated	2.47
UMB Financial Corporation	2.41
Mueller Industries Incorporated	2.34
Franklin Electric Company Incorporated	2.31
Avient Corporation	2.28
Helen of Troy Limited	2.01
CSW Industrials Incorporated	1.83
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Special Small Cap Value Fund  |  7

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,001.42	$ 6.22	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$ 6.28	1.24%
Class C
Actual	$1,000.00	$ 997.63	$ 9.97	1.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.09	$10.05	1.99%
Class R
Actual	$1,000.00	$1,000.00	$ 7.47	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$ 7.54	1.49%
Class R6
Actual	$1,000.00	$1,003.45	$ 4.07	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$ 4.10	0.81%
Administrator Class
Actual	$1,000.00	$1,001.84	$ 5.82	1.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$ 5.87	1.16%
Institutional Class
Actual	$1,000.00	$1,002.99	$ 4.57	0.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$ 4.61	0.91%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

8  |  Wells Fargo Special Small Cap Value Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Common stocks: 97.54%
Communication services: 0.06%
Media: 0.06%
DallasNews Corporation Class A ♠	542,597	$ 3,771,049
Consumer discretionary: 9.30%
Auto components: 1.12%
Holley Incorporated †	5,500,000	65,670,000
Hotels, restaurants & leisure: 4.05%
Bally's Corporation †	320,981	16,093,987
Denny’s Corporation ♠†	4,526,812	73,968,108
Dine Brands Global Incorporated ♠†	945,846	76,812,154
Jack In The Box Incorporated	727,100	70,768,643
		237,642,892
Household durables: 2.77%
Helen of Troy Limited †	527,030	118,413,100
Tupperware Brands Corporation †	2,107,513	44,510,675
		162,923,775
Multiline retail: 0.50%
Franchise Group Incorporated	821,421	29,086,518
Textiles, apparel & luxury goods: 0.86%
Delta Apparel Incorporated ♠†	597,802	16,325,973
Steven Madden Limited	853,700	34,284,592
		50,610,565
Consumer staples: 10.82%
Beverages: 0.82%
Primo Water Corporation	3,056,889	48,054,295
Food products: 5.75%
Hostess Brands Incorporated †	3,003,743	52,175,016
J & J Snack Foods Corporation ♠	982,119	150,087,426
Nomad Foods Limited †	3,257,177	89,767,798
Tootsie Roll Industries Incorporated «	734,424	22,348,522
UTZ Brands Incorporated Class A	1,356,379	23,234,772
		337,613,534
Household products: 3.94%
Central Garden & Pet Company ♠†	816,722	39,202,656
Central Garden & Pet Company Class A †	951,351	40,908,093
Spectrum Brands Holdings Incorporated	1,576,729	150,845,663
		230,956,412
Personal products: 0.31%
Edgewell Personal Care Company	504,958	18,329,975
Energy: 5.68%
Energy equipment & services: 1.14%
Forum Energy Technologies Incorporated †«	173,244	3,904,920
Liberty Oilfield Services Class A †	544,891	6,609,528
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  9

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Energy equipment & services (continued)
Patterson-UTI Energy Incorporated	4,310,810	$ 38,797,290
TechnipFMC plc	2,293,617	17,270,936
		66,582,674
Oil, gas & consumable fuels: 4.54%
Alto Ingredients Incorporated †	2,489,376	12,297,517
Berry Petroleum Corporation	1,950,586	14,063,725
Denbury Incorporated †	626,258	43,994,625
EQT Corporation †	898,600	18,385,356
Magnolia Oil & Gas Corporation	3,973,176	70,682,801
Nordic American Tankers Limited «	4,144,811	10,610,716
Northern Oil and Gas Incorporated	284,100	6,079,740
Southwestern Energy Company †	7,862,680	43,559,247
Whiting Petroleum Corporation †	804,248	46,976,126
		266,649,853
Financials: 18.58%
Banks: 8.67%
Associated Banc Corporation	2,002,856	42,901,176
CVB Financial Corporation	1,811,200	36,894,144
First Citizens BancShares Corporation Class A	127,156	107,214,125
First Hawaiian Incorporated	1,188,858	34,892,982
Hancock Holding Company	1,080,620	50,918,814
Renasant Corporation	1,287,574	46,417,043
South State Corporation	641,832	47,925,595
UMB Financial Corporation	1,463,300	141,515,743
		508,679,622
Capital markets: 2.20%
Apollo Investment Corporation	1,868,886	24,239,451
Capitol Investment Corporation V †	1,250,000	9,250,000
Glassbridge Enterprises Incorporated ♠♦†«	1,527	41,229
Mason Industrial Technology Incorporated †	862,800	8,584,860
New Mountain Finance Corporation	2,515,050	33,475,316
Pershing Square Tontine Holdings †	2,308,595	45,479,322
Westwood Holdings Group Incorporated ♠	438,883	8,338,777
		129,408,955
Diversified financial services: 0.68%
Jackson Financial Incorporation Class A †«	1,312,600	34,127,600
Pine Island Acquisition Corporation †	598,455	6,014,473
		40,142,073
Insurance: 4.81%
CNO Financial Group Incorporated	539,903	12,709,317
Enstar Group Limited †	298,737	70,122,536
National Western Life Group Class A	69,326	14,599,362
ProAssurance Corporation	1,232,159	29,300,741
Stewart Information Services Corporation	1,218,300	77,069,658
The Hanover Insurance Group Incorporated	608,277	78,844,865
		282,646,479
Mortgage REITs: 2.22%
Apollo Commercial Real Estate Finance Incorporated	2,134,153	31,649,489
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Special Small Cap Value Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Mortgage REITs (continued)
New York Mortgage Trust Incorporated	7,635,522	$ 32,527,324
Two Harbors Investment Corporation	10,390,496	65,875,745
		130,052,558
Health care: 4.60%
Health care equipment & supplies: 1.00%
Natus Medical Incorporated †	1,087,867	27,283,704
Varex Imaging Corporation †	1,100,912	31,045,718
		58,329,422
Health care providers & services: 2.21%
ATI Physical Therapy Incorporated Class A †	928,700	3,529,060
Owens & Minor Incorporated ##	1,980,398	61,966,653
Patterson Companies Incorporated	1,290,765	38,903,657
Premier Incorporated Class A	658,837	25,536,522
		129,935,892
Pharmaceuticals: 1.39%
Perrigo Company plc	754,851	35,727,098
Prestige Consumer Healthcare Incorporated †	820,700	46,049,477
		81,776,575
Industrials: 27.63%
Aerospace & defense: 0.73%
Parsons Corporation †	1,266,916	42,771,084
Building products: 5.25%
CSW Industrials Incorporated ♠	839,881	107,252,804
Griffon Corporation	1,812,799	44,594,855
Janus International Group Incorporated †«	2,407,302	29,465,376
JELD-WEN Holding Incorporated †	523,621	13,106,234
Quanex Building Products Corporation ♠	2,534,235	54,257,971
Simpson Manufacturing Company Incorporated	458,581	49,054,410
UFP Industries Incorporated	152,800	10,387,344
		308,118,994
Commercial services & supplies: 4.09%
ACCO Brands Corporation	3,656,528	31,409,576
Custom Truck One Source Incorporated †	3,475,000	32,421,750
Ennis Incorporated	1,291,529	24,345,322
Harsco Corporation †	1,748,399	29,635,363
Healthcare Services Group Incorporated	2,333,271	58,308,442
Matthews International Corporation Class A	350,100	12,144,969
Viad Corporation ♠†	1,147,215	52,095,033
		240,360,455
Construction & engineering: 1.43%
APi Group Corporation †	3,651,267	74,303,283
Fluor Corporation †	602,499	9,621,909
		83,925,192
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  11

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Electrical equipment: 1.83%
Atkore International Incorporated †##	1,044,164	$ 90,758,735
Babcock & Wilcox Enterprises Incorporated †	2,612,343	16,745,119
		107,503,854
Machinery: 10.91%
Alamo Group Incorporated	243,949	34,038,204
Columbus McKinnon Corporation	919,917	44,477,987
Douglas Dynamics Incorporated ♠	1,694,144	61,497,427
Franklin Electric Company Incorporated	1,699,969	135,742,525
Hillenbrand Incorporated	286,446	12,216,922
Hillman Group Incorporated †	3,622,900	43,221,197
Hillman Solutions Corporation †«	1,382,008	16,487,355
Kadant Incorporated	325,689	66,473,125
Mayville Engineering Company Incorporated †	859,538	16,159,314
Mueller Industries Incorporated ♠	3,337,797	137,183,457
NN Incorporated †	1,157,115	6,074,854
Trimas Corporation †	2,069,663	66,974,295
		640,546,662
Professional services: 2.19%
CBIZ Incorporated †	1,715,603	55,482,601
Korn Ferry International	1,009,537	73,050,097
		128,532,698
Road & rail: 0.79%
Werner Enterprises Incorporated	1,047,543	46,374,729
Trading companies & distributors: 0.41%
Air Lease Corporation	611,000	24,036,740
Information technology: 3.60%
Communications equipment: 0.36%
Netgear Incorporated †	670,200	21,386,082
Electronic equipment, instruments & components: 0.87%
Belden Incorporated	873,493	50,889,702
IT services: 2.23%
Concentrix Corporation †	318,504	56,375,208
Global Blue Group Holding AG †	4,536,904	29,308,400
Maximus Incorporated	541,900	45,086,080
		130,769,688
Software: 0.14%
Synchronoss Technologies Incorporated †	3,344,238	8,026,171
Materials: 14.78%
Chemicals: 7.13%
Avient Corporation	2,885,301	133,733,701
Ecovyst Incorporated	2,712,563	31,628,485
Element Solutions Incorporated	985,692	21,369,803
Innospec Incorporated ♠	1,723,494	145,152,665
Minerals Technologies Incorporated	188,856	13,189,703
NewMarket Corporation	217,686	73,745,486
		418,819,843
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Special Small Cap Value Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Construction materials: 2.77%
Eagle Materials Incorporated	1,238,757	$ 162,475,367
Containers & packaging: 2.25%
Myers Industries Incorporated	1,639,760	32,090,103
Silgan Holdings Incorporated	2,609,571	100,103,144
		132,193,247
Metals & mining: 0.66%
Compass Minerals International Incorporated	598,800	38,562,720
Paper & forest products: 1.97%
Neenah Incorporated ♠	1,502,061	70,011,063
Schweitzer-Mauduit International Incorporated	1,323,815	45,883,428
		115,894,491
Real estate: 0.62%
Equity REITs: 0.62%
Washington REIT	1,468,710	36,350,573
Utilities: 1.87%
Electric utilities: 1.87%
Allete Incorporated	624,100	37,146,432
Hawaiian Electric Industries Incorporated	1,772,504	72,371,338
		109,517,770
Total Common stocks (Cost $4,550,885,591)		5,725,919,180
Other instruments: 0.00%
Isos Acquisition Corporation Class A (Acquired 7-1-2021, commitment amount $9,000,000, cost $0) ♦‡†=	900,000	0
Total Other instruments (Cost $0)		0

		Yield
Short-term investments: 3.21%
Investment companies: 3.21%
Securities Lending Cash Investments LLC ♠∩∞		0.02%	33,210,833	33,210,833
Wells Fargo Government Money Market Fund Select Class ♠∞#		0.03	155,134,300	155,134,300
Total Short-term investments (Cost $188,345,133)				188,345,133
Total investments in securities (Cost $4,739,230,724)	100.75%			5,914,264,313
Other assets and liabilities, net	(0.75)			(44,075,795)
Total net assets	100.00%			$5,870,188,518

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  13

Portfolio of investments—September 30, 2021 (unaudited)
†	Non-income earning security
♦	The security is fair valued in accordance with procedures approved by the Board of Trustees.
‡	Security is valued using significant unobservable inputs.
=	All or a portion of the position represents an unfunded purchase commitment. The Fund held securities with an aggregate unfunded commitment amount of $9,000,000, representing 0.15% of its net assets as of period end.
#	All or a portion of this security is segregated as collateral for investments in unfunded restricted securities.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:
REIT	Real estate investment trust
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Common Stocks
A.H. Belo Corporation Class A*	$ 4,209,028	$ 334,362	$ (11,223,160)	$ 0	$ 6,679,770	$ 0	0	$ 86,816
Central Garden & Pet Company†	45,370,897	2,014,684	0	0	(8,182,925)	39,202,656	816,722	0
CSW Industrials Incorporated	106,799,175	6,955,135	(859,084)	(29,541)	(5,612,881)	107,252,804	839,881	244,643
DallasNews Corporation Class A	0	11,223,160	(2)	(4)	(7,452,105)	3,771,049	542,597	86,816
Delta Apparel Incorporated†	15,770,723	533,074	0	0	22,176	16,325,973	597,802	0
Denny’s Corporation†	78,234,620	3,591,703	0	0	(7,858,215)	73,968,108	4,526,812	0
Dine Brands Global Incorporated†	72,487,294	12,902,011	0	0	(8,577,151)	76,812,154	945,846	0
Douglas Dynamics Incorporated	62,770,646	14,055,433	0	0	(15,328,652)	61,497,427	1,694,144	934,341
Glassbridge Enterprises Incorporated†	106,890	0	0	0	(65,661)	41,229	1,527	0
Innospec Incorporated	154,024,731	21,105,617	(17,496)	(1,995)	(29,958,192)	145,152,665	1,723,494	897,693
J & J Snack Foods Corporation	138,851,420	15,946,258	0	0	(4,710,252)	150,087,426	982,119	1,192,564
Juniper Industrial Holdings Incorporated Class A*	30,004,950	718,953	(29,382,038)	0	(1,341,865)	0	0	0
Mueller Industries Incorporated	132,122,926	6,286,982	(133,687)	(7,366)	(1,085,398)	137,183,457	3,337,797	852,531
Neenah Incorporated	74,946,002	2,210,777	0	0	(7,145,716)	70,011,063	1,502,061	1,385,711
Quanex Building Products Corporation	58,803,044	7,307,469	0	0	(11,852,542)	54,257,971	2,534,235	388,685
Viad Corporation†	46,553,755	1,381,285	0	0	4,159,993	52,095,033	1,147,215	0
Westwood Holdings Group Incorporated	6,346,248	0	0	0	1,992,529	8,338,777	438,883	1,184,984
Short-term investments
Securities Lending Cash Investments LLC	88,068,134	307,841,431	(362,698,732)	0	0	33,210,833	33,210,833	7,299 #
Wells Fargo Government Money Market Fund Select Class	229,802,237	724,305,176	(798,973,113)	0	0	155,134,300	155,134,300	20,956
				$(38,906)	$(96,317,087)^	$1,184,342,925		$7,283,039

†	Non-income earning security
*	No longer an affiliate of the Fund at the end of the period.
#	Amount shown represents income before fees and rebates.
^	Amount may differ from the value reported on the respective financial statement due to securities that were not deemed affiliates of the Fund either at the beginning or end of the period.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Special Small Cap Value Fund

Portfolio of investments—September 30, 2021 (unaudited)
Written options
Description	Counterparty	Number of contracts	Notional amount	Exercise price	Expiration date	Value
Put
Atkore International Incorporated	Bank of America Securities Incorporated	500	$ 4,500,000	$ 90.00	10-15-2021	$ (292,500)
Atkore International Incorporated	Bank of America Securities Incorporated	250	2,125,000	85.00	10-15-2021	(61,250)
B. Riley Financial Incorporated	Bank of America Securities Incorporated	500	2,875,000	57.50	10-15-2021	(67,500)
iShares Russell 2000 ETF	Bank of America Securities Incorporated	500	10,750,000	215.00	10-15-2021	(162,000)
Owens & Minor Incorporated	Bank of America Securities Incorporated	500	1,750,000	35.00	10-15-2021	(232,500)
						$(815,750)
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  15

Statement of assets and liabilities—September 30, 2021 (unaudited)

Assets
Investments in unaffiliated securities (including $32,175,848 of securities loaned), at value (cost $3,718,015,174)	$ 4,729,921,388
Investments in affiliated securites, at value (cost $1,021,215,550)	1,184,342,925
Cash	7,999,280
Cash at broker segregated cash for written options	21,999,952
Receivable for Fund shares sold	8,513,958
Receivable for dividends	7,762,468
Receivable for investments sold	5,820,618
Receivable for securities lending income, net	10,430
Prepaid expenses and other assets	280,561
Total assets	5,966,651,580
Liabilities
Payable for investments purchased	46,791,983
Payable upon receipt of securities loaned	33,210,833
Payable for Fund shares redeemed	5,920,088
Management fee payable	3,725,632
Written options at value (premiums received $645,057)	815,750
Administration fees payable	545,711
Distribution fees payable	11,097
Accrued expenses and other liabilities	5,441,968
Total liabilities	96,463,062
Total net assets	$5,870,188,518
Net assets consist of
Paid-in capital	$ 4,374,682,225
Total distributable earnings	1,495,506,293
Total net assets	$5,870,188,518
Computation of net asset value and offering price per share
Net assets – Class A	$ 817,870,550
Shares outstanding – Class A1	19,275,427
Net asset value per share – Class A	$42.43
Maximum offering price per share – Class A2	$45.02
Net assets – Class C	$ 12,547,529
Shares outstanding – Class C1	331,841
Net asset value per share – Class C	$37.81
Net assets – Class R	$ 15,365,521
Shares outstanding – Class R1	357,257
Net asset value per share – Class R	$43.01
Net assets – Class R6	$ 1,736,794,698
Shares outstanding – Class R6[1]	39,778,609
Net asset value per share – Class R6	$43.66
Net assets – Administrator Class	$ 186,798,412
Shares outstanding – Administrator Class[1]	4,286,770
Net asset value per share – Administrator Class	$43.58
Net assets – Institutional Class	$ 3,100,811,808
Shares outstanding – Institutional Class[1]	71,044,810
Net asset value per share – Institutional Class	$43.65
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Special Small Cap Value Fund

Statement of operations—six months ended September 30, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $50,051)	$ 41,579,955
Income from affiliated securities	7,410,538
Total investment income	48,990,493
Expenses
Management fee	22,987,123
Administration fees
Class A	884,645
Class C	14,297
Class R	16,228
Class R6	254,248
Administrator Class	129,416
Institutional Class	2,087,977
Shareholder servicing fees
Class A	1,053,148
Class C	17,004
Class R	19,317
Administrator Class	248,133
Distribution fees
Class C	50,980
Class R	19,284
Custody and accounting fees	90,007
Professional fees	28,294
Registration fees	76,587
Shareholder report expenses	126,017
Trustees’ fees and expenses	9,663
Other fees and expenses	35,291
Total expenses	28,147,659
Less: Fee waivers and/or expense reimbursements
Class A	(808)
Administrator Class	(560)
Net expenses	28,146,291
Net investment income	20,844,202
Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	206,069,777
Affiliated securities	(38,906)
Written options	6,372,805
Net realized gains on investments	212,403,676
Net change in unrealized gains (losses) on
Unaffiliated securities	(164,349,901)
Affiliated securities	(57,867,939)
Written options	(1,323,926)
Net change in unrealized gains (losses) on investments	(223,541,766)
Net realized and unrealized gains (losses) on investments	(11,138,090)
Net increase in net assets resulting from operations	$ 9,706,112
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  17

Statement of changes in net assets

	Six months ended September 30, 2021 (unaudited)		Year ended March 31, 2021
Operations
Net investment income		$ 20,844,202		$ 27,051,744
Net realized gains on investments		212,403,676		144,396,109
Net change in unrealized gains (losses) on investments		(223,541,766)		2,122,289,791
Net increase in net assets resulting from operations		9,706,112		2,293,737,644
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(2,445,539)
Class C		0		(4,280)
Class R		0		(6,642)
Class R6		0		(7,859,335)
Administrator Class		0		(538,350)
Institutional Class		0		(15,451,748)
Total distributions to shareholders		0		(26,305,894)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,544,559	110,850,643	7,294,082	230,613,268
Class C	6,790	263,485	16,692	494,243
Class R	63,231	2,768,328	250,757	9,097,592
Class R6	8,172,955	363,536,533	21,980,351	761,400,701
Administrator Class	504,567	22,467,966	2,055,132	75,004,672
Institutional Class	12,262,636	546,891,436	34,987,937	1,135,204,199
		1,046,778,391		2,211,814,675
Reinvestment of distributions
Class A	0	0	62,952	2,222,955
Class C	0	0	130	4,085
Class R	0	0	185	6,607
Class R6	0	0	191,793	6,947,813
Administrator Class	0	0	14,723	533,619
Institutional Class	0	0	341,159	12,364,859
		0		22,079,938
Payment for shares redeemed
Class A	(2,082,585)	(89,905,158)	(4,832,719)	(153,758,673)
Class C	(45,983)	(1,786,406)	(189,809)	(5,180,413)
Class R	(48,552)	(2,139,410)	(127,826)	(4,228,425)
Class R6	(5,130,228)	(227,319,481)	(9,626,235)	(315,055,102)
Administrator Class	(742,024)	(33,048,484)	(1,933,125)	(59,966,242)
Institutional Class	(12,520,093)	(555,969,178)	(25,069,313)	(788,171,169)
		(910,168,117)		(1,326,360,024)
Net increase in net assets resulting from capital share transactions		136,610,274		907,534,589
Total increase in net assets		146,316,386		3,174,966,339
Net assets
Beginning of period		5,723,872,132		2,548,905,793
End of period		$5,870,188,518		$ 5,723,872,132
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Special Small Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class A	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$42.37	$23.39	$31.74	$34.42	$33.15	$27.40
Net investment income	0.09	0.14 [1]	0.24	0.22	0.24	0.35 [1]
Net realized and unrealized gains (losses) on investments	(0.03)	18.98	(8.00)	(0.69)	2.89	6.15
Total from investment operations	0.06	19.12	(7.76)	(0.47)	3.13	6.50
Distributions to shareholders from
Net investment income	0.00	(0.13)	(0.28)	(0.15)	(0.32)	(0.18)
Net realized gains	0.00	(0.01)	(0.31)	(2.06)	(1.54)	(0.57)
Total distributions to shareholders	0.00	(0.14)	(0.59)	(2.21)	(1.86)	(0.75)
Net asset value, end of period	$42.43	$42.37	$23.39	$31.74	$34.42	$33.15
Total return[2]	0.14%	81.92%	(25.08)%	(0.87)%	9.42%	23.69%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.27%	1.27%	1.29%	1.31%	1.32%
Net expenses	1.24%	1.27%	1.27%	1.29%	1.31%	1.32%
Net investment income	0.40%	0.43%	0.75%	0.67%	0.66%	1.14%
Supplemental data
Portfolio turnover rate	14%	40%	39%	32%	41%	51%
Net assets, end of period (000s omitted)	$817,871	$797,193	$381,058	$526,656	$539,499	$575,269

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class C	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$37.90	$20.99	$28.49	$31.21	$30.19	$25.05
Net investment income (loss)	(0.07) [1]	(0.08) [1]	(0.01) [1]	(0.05) [1]	(0.03) [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	(0.02)	17.00	(7.18)	(0.61)	2.64	5.59
Total from investment operations	(0.09)	16.92	(7.19)	(0.66)	2.61	5.71
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.05)	0.00
Net realized gains	0.00	(0.01)	(0.31)	(2.06)	(1.54)	(0.57)
Total distributions to shareholders	0.00	(0.01)	(0.31)	(2.06)	(1.59)	(0.57)
Net asset value, end of period	$37.81	$37.90	$20.99	$28.49	$31.21	$30.19
Total return[2]	(0.24)%	80.71%	(25.65)%	(1.63)%	8.60%	22.75%
Ratios to average net assets (annualized)
Gross expenses	1.99%	2.01%	2.02%	2.04%	2.06%	2.07%
Net expenses	1.99%	2.01%	2.02%	2.04%	2.06%	2.07%
Net investment income (loss)	(0.38)%	(0.29)%	(0.04)%	(0.13)%	(0.10)%	0.42%
Supplemental data
Portfolio turnover rate	14%	40%	39%	32%	41%	51%
Net assets, end of period (000s omitted)	$12,548	$14,063	$11,419	$24,334	$53,145	$60,309

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Special Small Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class R	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$43.01	$23.73	$32.20	$34.94	$33.73	$27.97
Net investment income	0.04	0.07	0.16	0.18	0.17	0.63 [1]
Net realized and unrealized gains (losses) on investments	(0.04)	19.25	(8.12)	(0.74)	2.92	5.94
Total from investment operations	0.00	19.32	(7.96)	(0.56)	3.09	6.57
Distributions to shareholders from
Net investment income	0.00	(0.03)	(0.20)	(0.12)	(0.34)	(0.24)
Net realized gains	0.00	(0.01)	(0.31)	(2.06)	(1.54)	(0.57)
Total distributions to shareholders	0.00	(0.04)	(0.51)	(2.18)	(1.88)	(0.81)
Net asset value, end of period	$43.01	$43.01	$23.73	$32.20	$34.94	$33.73
Total return[2]	0.00%	81.50%	(25.29)%	(1.11)%	9.13%	23.47%
Ratios to average net assets (annualized)
Gross expenses	1.49%	1.51%	1.52%	1.55%	1.57%	1.56%
Net expenses	1.49%	1.51%	1.52%	1.55%	1.56%	1.56%
Net investment income	0.16%	0.13%	0.46%	0.47%	0.43%	1.86%
Supplemental data
Portfolio turnover rate	14%	40%	39%	32%	41%	51%
Net assets, end of period (000s omitted)	$15,366	$14,733	$5,209	$6,656	$4,631	$785

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  21

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class R6	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$43.51	$24.00	$32.55	$35.25	$33.93	$28.01
Net investment income	0.18	0.28	0.37	0.38	0.38 [1]	0.61 [1]
Net realized and unrealized gains (losses) on investments	(0.03)	19.49	(8.17)	(0.72)	2.97	6.18
Total from investment operations	0.15	19.77	(7.80)	(0.34)	3.35	6.79
Distributions to shareholders from
Net investment income	0.00	(0.25)	(0.44)	(0.30)	(0.49)	(0.30)
Net realized gains	0.00	(0.01)	(0.31)	(2.06)	(1.54)	(0.57)
Total distributions to shareholders	0.00	(0.26)	(0.75)	(2.36)	(2.03)	(0.87)
Net asset value, end of period	$43.66	$43.51	$24.00	$32.55	$35.25	$33.93
Total return[2]	0.34%	82.77%	(24.78)%	(0.42)%	9.85%	24.22%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.84%	0.84%	0.86%	0.88%	0.89%
Net expenses	0.81%	0.84%	0.84%	0.86%	0.88%	0.89%
Net investment income	0.84%	0.84%	1.12%	1.16%	0.10%	1.87%
Supplemental data
Portfolio turnover rate	14%	40%	39%	32%	41%	51%
Net assets, end of period (000s omitted)	$1,736,795	$1,598,341	$580,535	$518,377	$254,801	$176,362

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Special Small Cap Value Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Administrator Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$43.50	$24.00	$32.55	$35.22	$33.90	$28.02
Net investment income	0.10 [1]	0.16 [1]	0.26 [1]	0.27 [1]	0.27 [1]	0.44 [1]
Net realized and unrealized gains (losses) on investments	(0.02)	19.48	(8.18)	(0.71)	2.97	6.24
Total from investment operations	0.08	19.64	(7.92)	(0.44)	3.24	6.68
Distributions to shareholders from
Net investment income	0.00	(0.13)	(0.32)	(0.17)	(0.38)	(0.23)
Net realized gains	0.00	(0.01)	(0.31)	(2.06)	(1.54)	(0.57)
Total distributions to shareholders	0.00	(0.14)	(0.63)	(2.23)	(1.92)	(0.80)
Net asset value, end of period	$43.58	$43.50	$24.00	$32.55	$35.22	$33.90
Total return[2]	0.18%	82.13%	(25.03)%	(0.77)%	9.52%	23.82%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.19%	1.19%	1.21%	1.23%	1.24%
Net expenses	1.16%	1.18%	1.19%	1.20%	1.20%	1.20%
Net investment income	0.47%	0.51%	0.79%	0.74%	0.76%	1.36%
Supplemental data
Portfolio turnover rate	14%	40%	39%	32%	41%	51%
Net assets, end of period (000s omitted)	$186,798	$196,801	$105,286	$160,369	$229,992	$199,262

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  23

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Institutional Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$43.52	$24.01	$32.56	$35.27	$33.94	$28.03
Net investment income	0.16	0.25 [1]	0.31	0.33	0.33	0.60 [1]
Net realized and unrealized gains (losses) on investments	(0.03)	19.50	(8.14)	(0.70)	3.01	6.17
Total from investment operations	0.13	19.75	(7.83)	(0.37)	3.34	6.77
Distributions to shareholders from
Net investment income	0.00	(0.23)	(0.41)	(0.28)	(0.47)	(0.29)
Net realized gains	0.00	(0.01)	(0.31)	(2.06)	(1.54)	(0.57)
Total distributions to shareholders	0.00	(0.24)	(0.72)	(2.34)	(2.01)	(0.86)
Net asset value, end of period	$43.65	$43.52	$24.01	$32.56	$35.27	$33.94
Total return[2]	0.30%	82.59%	(24.85)%	(0.53)%	9.82%	24.13%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.94%	0.94%	0.96%	0.98%	0.99%
Net expenses	0.91%	0.93%	0.94%	0.94%	0.94%	0.94%
Net investment income	0.72%	0.77%	1.07%	1.04%	1.02%	1.86%
Supplemental data
Portfolio turnover rate	14%	40%	39%	32%	41%	51%
Net assets, end of period (000s omitted)	$3,100,812	$3,102,741	$1,465,398	$1,359,038	$1,196,501	$921,732

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Special Small Cap Value Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Small Cap Value Fund (the "Fund") which is a diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for October 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction.
As more fully discussed in Note 12, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.

Wells Fargo Special Small Cap Value Fund  |  25

Notes to financial statements (unaudited)
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Futures contracts
Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.
Options
The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.
The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Forward commitments
The Fund may enter into forward commitment agreements, which agreements obligate the Fund, for a set period, to buy a certain amount of a security that may be issued and sold on a private placement basis, at the option of the issuer. The price of a

26  |  Wells Fargo Special Small Cap Value Fund

Notes to financial statements (unaudited)
security purchased pursuant to a forward commitment agreement is set at the time of the agreement. There is no assurance that the securities subject to a forward commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price. The Fund will record the purchase of a security acquired under a forward commitment agreement, and will reflect the value of the security in the Fund’s net asset value, on the date on which the security can reasonably be expected to be issued.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $4,741,794,497 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$1,383,179,825
Gross unrealized losses	(210,880,702)
Net unrealized gains	$1,172,299,123
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo Special Small Cap Value Fund  |  27

Notes to financial statements (unaudited)
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 3,771,049	$ 0	$0	$ 3,771,049
Consumer discretionary	480,263,750	65,670,000	0	545,933,750
Consumer staples	634,954,216	0	0	634,954,216
Energy	333,232,527	0	0	333,232,527
Financials	1,081,638,458	9,291,229	0	1,090,929,687
Health care	266,512,829	3,529,060	0	270,041,889
Industrials	1,546,527,461	75,642,947	0	1,622,170,408
Information technology	181,763,243	29,308,400	0	211,071,643
Materials	867,945,668	0	0	867,945,668
Real estate	36,350,573	0	0	36,350,573
Utilities	109,517,770	0	0	109,517,770
Other instruments	0	0	0	0
Short-term investments
Investment companies	188,345,133	0	0	188,345,133
Total assets	$5,730,822,677	$183,441,636	$0	$5,914,264,313
Liabilities
Written options	$ 0	$ 815,750	$0	$ 815,750
Total liabilities	$ 0	$ 815,750	$0	$ 815,750
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended September 30, 2021 the Fund had no material transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the

28  |  Wells Fargo Special Small Cap Value Fund

Notes to financial statements (unaudited)
Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.825
Next $1 billion	0.800
Next $1 billion	0.775
Next $1 billion	0.750
Next $1 billion	0.730
Next $5 billion	0.720
Over $10 billion	0.710
For the six months ended September 30, 2021, the management fee was equivalent to an annual rate of 0.77% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Class R	0.21
Class R6	0.03
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

Wells Fargo Special Small Cap Value Fund  |  29

Notes to financial statements (unaudited)
Expense ratio caps
Class A	1.31%
Class C	2.06
Class R	1.56
Class R6	0.89
Administrator Class	1.20
Institutional Class	0.94
Distribution fees
The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended September 30, 2021, Allspring Funds Distributor received $1,336 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended September 30, 2021 were $1,104,405,589 and $802,399,351, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Investments. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:

30  |  Wells Fargo Special Small Cap Value Fund

Notes to financial statements (unaudited)
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Bank of America Securities Incorporated	$ 2,802,280	$ (2,802,280)	$0
Barclays Capital Incorporated	757,482	(757,482)	0
BNP Paribas Securities Corporation	1,369,745	(1,369,745)	0
JPMorgan Securities LLC	27,027,450	(27,027,450)	0
National Financial Services LLC	218,891	(218,891)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. DERIVATIVE TRANSACTIONS
During the six months ended September 30, 2021, the Fund entered into written options for hedging purposes and had an average of 5,709 written option contracts.
The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.
The Fund's written option contracts are subject to a master netting arrangement. As of September 30, 2021, the Fund had written options contracts with the following counterparty which are subject to offset:
Counterparty	Value of written options	Collateral pledged[1]	Net amount of assets
Bank of America Securities Incorporated	$815,750	$(815,750)	$0
1 Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.
8. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended September 30, 2021, there were no borrowings by the Fund under the agreement.
9. CONCENTRATION RISKS
As of the end of the period, the Fund concentrated its portfolio of investments in industrials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
10. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
11. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of

Wells Fargo Special Small Cap Value Fund  |  31

Notes to financial statements (unaudited)
business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
12. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.
At a Special Meeting of Shareholders held on October 15, 2021, shareholders of the Fund approved a new investment management and a new subadvisory agreement that was effective on November 1, 2021. The management and subadisory fee rates remained the same under the new agreements.

32  |  Wells Fargo Special Small Cap Value Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On October 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	60,309,911
Shares voted “Against”	1,608,022
Shares voted “Abstain”	3,736,840
Shares voted “Uninstructed”	3,815,599
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	60,120,532
Shares voted “Against”	1,744,490
Shares voted “Abstain”	3,789,751
Shares voted “Uninstructed”	3,815,599
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Special Small Cap Value Fund  |  33

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

36  |  Wells Fargo Special Small Cap Value Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Special Small Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review except the one-year period, which was lower than the average investment performance of the Universe. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 2000® Value Index, for all periods under review except the one-year period, which was lower than its benchmark index.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes except the Class R, which was lower than the sum of these average rates for the Fund’s expense Groups.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

38  |  Wells Fargo Special Small Cap Value Fund

Board considerations (unaudited)
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Wells Fargo Special Small Cap Value Fund  |  39

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo C&B Mid Cap Value Fund
Wells Fargo California Limited-Term Tax-Free Fund
Wells Fargo California Tax-Free Fund
Wells Fargo Classic Value Fund
Wells Fargo Common Stock Fund
Wells Fargo Disciplined Small Cap Fund
Wells Fargo Disciplined U.S. Core Fund
Wells Fargo Discovery Fund
Wells Fargo Diversified Equity Fund
Wells Fargo Endeavor Select Fund
Wells Fargo Enterprise Fund
Wells Fargo Fundamental Small Cap Growth Fund
Wells Fargo Growth Fund
Wells Fargo High Yield Municipal Bond Fund
Wells Fargo Intermediate Tax/AMT-Free Fund
Wells Fargo Large Cap Core Fund
Wells Fargo Large Cap Growth Fund
Wells Fargo Large Company Value Fund
Wells Fargo Minnesota Tax-Free Fund
Wells Fargo Municipal Bond Fund
Wells Fargo Omega Growth Fund
Wells Fargo Opportunity Fund
Wells Fargo Pennsylvania Tax-Free Fund
Wells Fargo Premier Large Company Growth Fund
Wells Fargo Short-Term Municipal Bond Fund
Wells Fargo Small Cap Fund
Wells Fargo Special Mid Cap Value Fund
Wells Fargo Special Small Cap Value Fund
Wells Fargo Strategic Municipal Bond Fund
Wells Fargo Ultra Short-Term Municipal Income Fund
Wells Fargo Wisconsin Tax-Free Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to each Fund other than C& B Mid Cap Value Fund and Diversified Equity Fund; and (iii) a new Sub-Advisory Agreement (the “New C&B Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, with respect to the C&B Mid Cap Value Fund, Funds Management and Cooke & Bieler, L.P. (“C&B”, and together with Wells Capital, the “Sub-Advisers”), each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

40  |  Wells Fargo Special Small Cap Value Fund

Board considerations (unaudited)
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers and for C&B Mid Cap Value Fund, C&B, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and

Wells Fargo Special Small Cap Value Fund  |  41

Board considerations (unaudited)
its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the

42  |  Wells Fargo Special Small Cap Value Fund

Board considerations (unaudited)
mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to C&B, the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital

Wells Fargo Special Small Cap Value Fund  |  43

Board considerations (unaudited)
sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to C&B, as the sub-advisory fees paid to C&B had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and C&B as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and C&B. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the

44  |  Wells Fargo Special Small Cap Value Fund

Board considerations (unaudited)
factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and C&B under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Special Small Cap Value Fund  |  45

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

46  |  Wells Fargo Special Small Cap Value Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00200 09-21
SA246/SAR246 09-21

Semi-Annual Report
September 30, 2021
Wells Fargo Precious Metals Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Precious Metals Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Wells Fargo Precious Metals Fund for the six-month period that ended September 30, 2021. Global stocks continued to rally as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds were mixed during the period, with municipal bonds and high-yield bonds delivering positive returns.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 9.18%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 2.32%, while the MSCI EM Index (Net),3 trailed its developed market counterparts with a 3.45% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned 1.88%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -0.69%, the Bloomberg Municipal Bond Index6 returned 1.15%, and the ICE BofA U.S. High Yield Index,7 gained 3.74%.
Vaccination rollout drove the stock markets to new highs.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Precious Metals Fund

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-Year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

Wells Fargo Precious Metals Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Wells Fargo Precious Metals Fund

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Performance highlights (unaudited)
Investment objective	The Funds seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Michael Bradshaw, CFA®‡, Oleg Makhorine

Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EKWAX)	1-20-1998	-29.34	-0.20	-5.43	-25.03	0.99	-4.87	1.17	1.09
Class C (EKWCX)	1-29-1998	-26.61	0.23	-5.58	-25.61	0.23	-5.58	1.92	1.84
Administrator Class (EKWDX)	7-30-2010	–	–	–	-24.94	1.13	-4.73	1.09	0.95
Institutional Class (EKWYX)	2-29-2000	–	–	–	-24.82	1.29	-4.58	0.84	0.79
FTSE Gold Mines Index[3]	–	–	–	–	-27.21	2.82	-4.98	–	–
S&P 500 Index[4]	–	–	–	–	30.00	16.90	16.63	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in precious metals related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.09% for Class A, 1.84% for Class C, 0.95% for Administrator Class, and 0.79% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.
[4]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Precious Metals Fund

Performance highlights (unaudited)
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. Funds that concentrate their investments in limited sectors, such as gold-related investments, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, geographic, nondiversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Precious Metals Fund  |  7

Performance highlights (unaudited)
Ten largest holdings (%) as of September 30, 2021[1]
Kirkland Lake Gold Limited	7.19
Newmont Corporation	6.92
Kinross Gold Corporation	6.46
Barrick Gold Corporation	6.08
Wheaton Precious Metals Corporation-U.S. Exchange Traded Shares	5.54
Franco-Nevada Corporation-Legend Shares	5.39
Endeavour Mining plc	4.69
Gold Bullion	4.28
Gold Fields Limited ADR	4.12
Royal Gold Incorporated	3.95
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Country allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

8  |  Wells Fargo Precious Metals Fund

Consolidated fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Consolidated expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$ 923.75	$5.26	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.52	1.09%
Class C
Actual	$1,000.00	$ 920.19	$8.86	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.84	$9.30	1.84%
Administrator Class
Actual	$1,000.00	$ 924.41	$4.58	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Institutional Class
Actual	$1,000.00	$ 925.01	$3.81	0.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	$4.00	0.79%
1 Consolidated expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Precious Metals Fund  |  9

Consolidated portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Common stocks: 93.91%
Australia: 8.85%
Capricorn Metals Limited (Materials, Metals & mining) †	600,000	$ 923,391
Evolution Mining Limited (Materials, Metals & mining)	2,350,000	5,942,014
Newcrest Mining Limited (Materials, Metals & mining)	702,294	11,642,426
Northern Star Resources Limited (Materials, Metals & mining)	1,536,412	9,409,981
		27,917,812
Canada: 61.39%
Agnico-Eagle Mines Limited (Materials, Metals & mining)	110,370	5,725,890
Agnico-Eagle Mines Limited-Legend Shares (Materials, Metals & mining)	35,000	1,814,750
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares (Materials, Metals & mining)	141,164	7,319,353
Alamos Gold Incorporated Class A (Materials, Metals & mining)	1,273,980	9,163,081
Artemis Gold Incorporated (Materials, Metals & mining) †	500,000	2,119,848
B2Gold Corporation (Materials, Metals & mining)	2,500,000	8,546,502
Barrick Gold Corporation (Materials, Metals & mining)	1,061,723	19,164,100
Centerra Gold Incorporated (Materials, Metals & mining)	325,000	2,219,525
Centerra Gold Incorporated-Legend Shares (Materials, Metals & mining) 144A	250,000	1,721,143
Dundee Precious Metals Incorporated (Materials, Metals & mining)	700,000	4,211,274
Franco-Nevada Corporation-Legend Shares (Materials, Metals & mining) 144A	130,948	17,012,074
Great Bear Resources Limited (Materials, Metals & mining) †	75,000	802,937
Kinross Gold Corporation (Materials, Metals & mining)	3,800,553	20,374,037
Kirkland Lake Gold Limited (Materials, Metals & mining)	544,094	22,664,140
Lundin Gold Incorporated (Materials, Metals & mining) †	875,000	6,542,121
MAG Silver Corporation (Materials, Metals & mining) †	300,000	4,857,887
MAG Silver Corporation-Legend Shares (Materials, Metals & mining)	100,000	1,619,296
Marathon Gold Corporation (Materials, Metals & mining) †	700,000	1,696,668
Orla Mining Limited (Materials, Metals & mining) †	300,000	990,052
Pan American Silver Corporation (Materials, Metals & mining)	310,000	7,213,700
Pretium Resources Incorporated (Materials, Metals & mining) †	650,000	6,286,515
SilverCrest Metals Incorporated (Materials, Metals & mining) †	615,000	4,297,134
Skeena Resources Limited (Materials, Metals & mining) †	175,000	1,735,354
SSR Mining Incorporated (Materials, Metals & mining)	225,000	3,273,750
SSR Mining Incorporated - U.S. Exchange Traded Shares (Materials, Metals & mining)	323,552	4,705,375
Torex Gold Resources Incorporated (Materials, Metals & mining) †	365,000	3,648,271
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & mining) 144A	185,000	1,849,124
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & mining)	266,250	2,661,239
Triple Flag Precious Metals Corporation (Materials, Metals & mining)	160,000	1,452,708
Wheaton Precious Metals Corporation (Materials, Metals & mining)	12,950	487,491
Wheaton Precious Metals Corporation-U.S. Exchange Traded Shares (Materials, Metals & mining)	465,000	17,474,700
		193,650,039
South Africa: 5.85%
AngloGold Ashanti Limited ADR (Materials, Metals & mining)	340,591	5,446,050
Gold Fields Limited ADR (Materials, Metals & mining)	1,600,000	12,992,000
		18,438,050
The accompanying notes are an integral part of these consolidated financial statements.

10  |  Wells Fargo Precious Metals Fund

Consolidated portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
United Kingdom: 4.69%
Endeavour Mining plc (Materials, Metals & mining)	657,000	$ 14,788,465
United States: 13.13%
Newmont Corporation (Materials, Metals & mining)	401,802	21,817,849
Newmont Corporation-Toronto Exchange Traded Shares (Materials, Metals & mining)	131,348	7,133,609
Royal Gold Incorporated (Materials, Metals & mining)	130,436	12,455,334
		41,406,792
Total Common stocks (Cost $189,295,036)		296,201,158

	Troy ounces
Commodities: 4.28%
Gold Bullion *	7,690	13,503,308
Total Commodities (Cost $4,532,552)		13,503,308

		Yield	Shares
Short-term investments: 1.30%
Investment companies: 1.30%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	4,097,424	4,097,424
Total Short-term investments (Cost $4,097,424)				4,097,424
Total investments in securities (Cost $197,925,012)	99.49%			313,801,890
Other assets and liabilities, net	0.51			1,623,616
Total net assets	100.00%			$315,425,506

†	Non-income earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
*	Represents an investment held in Special Investments (Cayman) SPC, the consolidated entity.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$5,898,183	$31,420,551	$(33,221,310)	$0	$0	$4,097,424	4,097,424	$679
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Precious Metals Fund  |  11

Consolidated statement of assets and liabilities—September 30, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $189,295,036)	$ 296,201,158
Investments in affiliated securites, at value (cost $4,097,424)	4,097,424
Investments in commodities, at value (cost $4,532,552)	13,503,308
Cash	83,189
Foreign currency, at value (cost $710,507)	711,560
Receivable for Fund shares sold	756,544
Receivable for dividends	569,543
Prepaid expenses and other assets	25,309
Total assets	315,948,035
Liabilities
Management fee payable	153,788
Payable for Fund shares redeemed	118,740
Administration fees payable	48,697
Shareholder report expenses payable	44,208
Shareholder servicing fees payable	43,877
Distribution fee payable	7,089
Accrued expenses and other liabilities	106,130
Total liabilities	522,529
Total net assets	$315,425,506
Net assets consist of
Paid-in capital	$ 354,671,051
Total distributable loss	(39,245,545)
Total net assets	$315,425,506
Computation of net asset value and offering price per share
Net assets – Class A	$ 172,054,999
Shares outstanding – Class A1	3,967,280
Net asset value per share – Class A	$43.37
Maximum offering price per share – Class A2	$46.02
Net assets – Class C	$ 10,821,262
Shares outstanding – Class C1	284,371
Net asset value per share – Class C	$38.05
Net assets – Administrator Class	$ 17,595,327
Shares outstanding – Administrator Class[1]	401,882
Net asset value per share – Administrator Class	$43.78
Net assets – Institutional Class	$ 114,953,918
Shares outstanding – Institutional Class[1]	2,602,874
Net asset value per share – Institutional Class	$44.16
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these consolidated financial statements.

12  |  Wells Fargo Precious Metals Fund

Consolidated statement of operations— six months ended September 30, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $268,546)	$ 3,131,315
Income from affiliated securities	679
Total investment income	3,131,994
Expenses
Management fee	1,205,064
Administration fees
Class A	214,375
Class C	13,495
Administrator Class	11,908
Institutional Class	88,042
Shareholder servicing fees
Class A	255,208
Class C	16,066
Administrator Class	22,900
Distribution fee
Class C	48,185
Custody and accounting fees	21,653
Professional fees	32,524
Registration fees	30,071
Shareholder report expenses	28,478
Trustees’ fees and expenses	9,663
Transfer agent fees	2,224
Other fees and expenses	9,332
Total expenses	2,009,188
Less: Fee waivers and/or expense reimbursements
Fund-level	(113,831)
Class A	(37,599)
Class C	(1,925)
Administrator Class	(7,050)
Net expenses	1,848,783
Net investment income	1,283,211
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(2,711,330)
Net change in unrealized gains (losses) on
Unaffiliated securities	(24,591,221)
Commodities	369,044
Net change in unrealized gains (losses) on investments	(24,222,177)
Net realized and unrealized gains (losses) on investments	(26,933,507)
Net decrease in net assets resulting from operations	$(25,650,296)
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Precious Metals Fund  |  13

Consolidated statement of changes in net assets

	Six months ended September 30, 2021 (unaudited)		Year ended March 31, 2021
Operations
Net investment income		$ 1,283,211		$ 832,750
Net realized gains (losses) on investments		(2,711,330)		31,323,046
Net change in unrealized gains (losses) on investments		(24,222,177)		64,472,819
Net increase (decrease) in net assets resulting from operations		(25,650,296)		96,628,615
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(3,269,928)
Administrator Class		0		(259,299)
Institutional Class		0		(2,949,296)
Total distributions to shareholders		0		(6,478,523)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	294,231	14,871,519	1,263,769	70,589,866
Class C	18,142	809,924	93,294	4,459,073
Administrator Class	258,742	13,028,348	187,722	9,854,429
Institutional Class	420,099	21,206,739	1,417,420	78,271,394
		49,916,530		163,174,762
Reinvestment of distributions
Class A	0	0	57,106	3,047,187
Administrator Class	0	0	4,749	255,520
Institutional Class	0	0	43,907	2,380,208
		0		5,682,915
Payment for shares redeemed
Class A	(458,370)	(22,746,020)	(1,354,083)	(72,940,719)
Class C	(24,934)	(1,099,345)	(185,427)	(9,204,883)
Administrator Class	(151,959)	(7,697,229)	(121,514)	(6,447,337)
Institutional Class	(486,208)	(24,668,595)	(1,793,191)	(97,798,865)
		(56,211,189)		(186,391,804)
Net decrease in net assets resulting from capital share transactions		(6,294,659)		(17,534,127)
Total increase (decrease) in net assets		(31,944,955)		72,615,965
Net assets
Beginning of period		347,370,461		274,754,496
End of period		$315,425,506		$ 347,370,461
The accompanying notes are an integral part of these consolidated financial statements.

14  |  Wells Fargo Precious Metals Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class A	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$46.95	$35.30	$33.94	$32.80	$35.99	$32.73
Net investment income (loss)	0.15 [1]	0.08	(0.03) [1]	(0.03) [1]	(0.11) [1]	(0.22) [1]
Net realized and unrealized gains (losses) on investments	(3.73)	12.35	1.44	1.17	(2.60)	3.85
Total from investment operations	(3.58)	12.43	1.41	1.14	(2.71)	3.63
Distributions to shareholders from
Net investment income	0.00	(0.78)	(0.05)	0.00	(0.48)	(0.37)
Net asset value, end of period	$43.37	$46.95	$35.30	$33.94	$32.80	$35.99
Total return[2]	(7.63)%	34.95%	4.13%	3.48%	(7.56)%	11.24%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.17%	1.20%	1.22%	1.21%	1.20%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.04%	1.09%
Net investment income (loss)	0.59%	0.12%	(0.08)%	(0.11)%	(0.32)%	(0.57)%
Supplemental data
Portfolio turnover rate[3]	5%	22%	25%	19%	27%	21%
Net assets, end of period (000s omitted)	$172,055	$193,949	$147,020	$162,860	$177,859	$242,423

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Precious Metals Fund  |  15

Consolidated financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class C	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$41.35	$30.87	$29.88	$29.09	$32.07	$29.10
Net investment loss	(0.03) [1]	(0.32) [1]	(0.29) [1]	(0.24) [1]	(0.33) [1]	(0.46) [1]
Net realized and unrealized gains (losses) on investments	(3.27)	10.80	1.28	1.03	(2.30)	3.49
Total from investment operations	(3.30)	10.48	0.99	0.79	(2.63)	3.03
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.35)	(0.06)
Net asset value, end of period	$38.05	$41.35	$30.87	$29.88	$29.09	$32.07
Total return[2]	(7.98)%	33.95%	3.31%	2.72%	(8.24)%	10.42%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.92%	1.95%	1.97%	1.96%	1.95%
Net expenses	1.84%	1.84%	1.84%	1.84%	1.79%	1.84%
Net investment loss	(0.16)%	(0.68)%	(0.83)%	(0.88)%	(1.07)%	(1.32)%
Supplemental data
Portfolio turnover rate[3]	5%	22%	25%	19%	27%	21%
Net assets, end of period (000s omitted)	$10,821	$12,039	$11,834	$14,908	$33,022	$48,710

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

16  |  Wells Fargo Precious Metals Fund

Consolidated financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Administrator Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$47.36	$35.66	$34.29	$33.09	$36.27	$32.98
Net investment income (loss)	0.22 [1]	0.17 [1]	0.02 [1]	0.01 [1]	(0.09) [1]	(0.17) [1]
Net realized and unrealized gains (losses) on investments	(3.80)	12.47	1.45	1.19	(2.59)	3.87
Total from investment operations	(3.58)	12.64	1.47	1.20	(2.68)	3.70
Distributions to shareholders from
Net investment income	0.00	(0.94)	(0.10)	0.00	(0.50)	(0.41)
Net asset value, end of period	$43.78	$47.36	$35.66	$34.29	$33.09	$36.27
Total return[2]	(7.56)%	35.13%	4.24%	3.63%	(7.40)%	11.37%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.09%	1.12%	1.14%	1.15%	1.12%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.91%	0.95%
Net investment income (loss)	0.86%	0.31%	0.06%	0.04%	(0.25)%	(0.44)%
Supplemental data
Portfolio turnover rate[3]	5%	22%	25%	19%	27%	21%
Net assets, end of period (000s omitted)	$17,595	$13,976	$7,994	$8,086	$9,148	$15,325

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

Wells Fargo Precious Metals Fund  |  17

Consolidated financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Institutional Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$47.74	$35.96	$34.57	$33.30	$36.47	$33.21
Net investment income (loss)	0.26	0.24	0.09 [1]	0.04	0.02	(0.09) [1]
Net realized and unrealized gains (losses) on investments	(3.84)	12.59	1.46	1.23	(2.67)	3.85
Total from investment operations	(3.58)	12.83	1.55	1.27	(2.65)	3.76
Distributions to shareholders from
Net investment income	0.00	(1.05)	(0.16)	0.00	(0.52)	(0.50)
Net asset value, end of period	$44.16	$47.74	$35.96	$34.57	$33.30	$36.47
Total return[2]	(7.50)%	35.34%	4.43%	3.81%	(7.27)%	11.49%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.84%	0.87%	0.89%	0.88%	0.88%
Net expenses	0.79%	0.79%	0.79%	0.79%	0.73%	0.79%
Net investment income (loss)	0.90%	0.37%	0.22%	0.21%	0.01%	(0.24)%
Supplemental data
Portfolio turnover rate[3]	5%	22%	25%	19%	27%	21%
Net assets, end of period (000s omitted)	$114,954	$127,406	$107,907	$95,431	$82,650	$89,680

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.
The accompanying notes are an integral part of these consolidated financial statements.

18  |  Wells Fargo Precious Metals Fund

Notes to consolidated financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These consolidated financial statements report on the Wells Fargo Precious Metals Fund (the "Fund") which is a non-diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund's investment management agreement and subadvisory agreement. The Fund's Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund's shareholders for approval at a Special Meeting of Shareholders scheduled for November 24, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 are entitled to vote at the meeting. If shareholders approve the new agreements, they will take effect upon the closing of the transaction.
As more fully discussed in Note 11, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. INVESTMENT IN SUBSIDIARY
The Fund invests in precious metals and minerals through Special Investments (Cayman) SPC (the “Subsidiary”), a wholly owned subsidiary incorporated on May 3, 2005 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of September 30, 2021, the Subsidiary held $13,503,308 in gold bullion representing 99.57% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of September 30, 2021, the Fund held $13,561,365, in the Subsidiary, representing 4.30% of the Fund’s net assets prior to consolidation.
The consolidated financial statements of the Fund include the financial results of the Subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.
3. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the consolidated financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Mangement, LLC ("Allspring Funds Management").

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Notes to consolidated financial statements (unaudited)
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2021, such fair value pricing was used in pricing certain foreign securities.
Investments in commodities are valued at their last traded price.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

20  |  Wells Fargo Precious Metals Fund

Notes to consolidated financial statements (unaudited)
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $197,293,567 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$122,890,666
Gross unrealized losses	(6,382,343)
Net unrealized gains	$116,508,323
As of March 31, 2021, the Fund had capital loss carryforwards which consisted of $26,341,382 in short-term capital losses and $114,831,327 in long-term capital losses.
As of March 31, 2021, the Fund had current year deferred post-October capital losses consisting of $3,248,022 in short-term losses which was recognized on the first day of the current fiscal year.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
4. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Precious Metals Fund  |  21

Notes to consolidated financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Australia	$ 0	$ 27,917,812	$0	$ 27,917,812
Canada	166,972,413	26,677,626	0	193,650,039
South Africa	18,438,050	0	0	18,438,050
United Kingdom	14,788,465	0	0	14,788,465
United States	41,406,792	0	0	41,406,792
Commodities	13,503,308	0	0	13,503,308
Short-term investments
Investment companies	4,097,424	0	0	4,097,424
Total assets	$259,206,452	$54,595,438	$0	$313,801,890
Additional sector, industry or geographic detail, if any, is included in the Consolidated Portfolio of Investments.
For the six months ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
5. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $1 billion	0.550
Next $2 billion	0.525
Next $1 billion	0.500
Next $5 billion	0.490
Over $10 billion	0.480
For the six months ended September 30, 2021, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.
The Subsidiary has entered into a separate advisory contract with Allspring Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Allspring Funds Management a fee for its services.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase.

22  |  Wells Fargo Precious Metals Fund

Notes to consolidated financial statements (unaudited)
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.09%
Class C	1.84
Administrator Class	0.95
Institutional Class	0.79
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended September 30, 2021, Allspring Funds Distributor received $9,376 from the sale of Class A shares and $70 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the six months ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Wells Fargo Precious Metals Fund  |  23

Notes to consolidated financial statements (unaudited)
6. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended September 30, 2021 were $18,832,233 and $23,247,441, respectively. These amounts include purchase and sales transactions of the Subsidiary.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended September 30, 2021, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISKS
The Fund concentrated its portfolio of investments in precious metals and minerals with a geographic emphasis in Canada. A fund that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.
Pending shareholder approval at a Special Meeting of Shareholders expected to be held on November 24, 2021, the investment management and subadvisory agreements were replaced with interim agreements on November 1, 2021 at the same management and subadvisory fee rates. A new investment management and a new subadvisory agreement will become effective upon shareholder approval.

24  |  Wells Fargo Precious Metals Fund

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended March 31, 2021. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.
Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$517,000	$0.0700	80.86%
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Precious Metals Fund  |  25

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

26  |  Wells Fargo Precious Metals Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

28  |  Wells Fargo Precious Metals Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Precious Metals Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

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Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was lower than the average investment performance of the Universe for all periods under review except the ten-year period. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the FTSE Gold Mines Index, for all periods under review except the ten-year period.
The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark index for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark index over the ten-year period.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed

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Board considerations (unaudited)
by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

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Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

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Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

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Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

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Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

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Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

36  |  Wells Fargo Precious Metals Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Precious Metals Fund  |  37

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00202 09-21
SA316/SAR316 09-21

Semi-Annual Report
September 30, 2021
Wells Fargo
Specialized Technology Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Specialized Technology Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Wells Fargo Specialized Technology Fund for the six-month period that ended September 30, 2021. Global stocks continued to rally as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds were mixed during the period, with municipal bonds and high-yield bonds delivering positive returns.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 9.18%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 2.32%, while the MSCI EM Index (Net),3 trailed its developed market counterparts with a 3.45% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned 1.88%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -0.69%, the Bloomberg Municipal Bond Index6 returned 1.15%, and the ICE BofA U.S. High Yield Index,7 gained 3.74%.
Vaccination rollout drove the stock markets to new highs.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Specialized Technology Fund

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-Year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

Wells Fargo Specialized Technology Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Wells Fargo Specialized Technology Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks long-term capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allianz Global Investors U.S., LLC
Portfolio managers	Huachen Chen, CFA®‡, Walter C. Price, Jr., CFA®‡, Michael A. Seidenberg

Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (WFSTX)	9-18-2000	19.71	26.57	21.24	27.02	28.08	21.97	1.36	1.36
Class C (WFTCX)	9-18-2000	25.01	27.15	21.07	26.01	27.15	21.07	2.11	2.11
Administrator Class (WFTDX)	7-30-2010	–	–	–	27.13	28.19	22.12	1.28	1.28
Institutional Class (WFTIX)[3]	10-31-2016	–	–	–	27.39	28.48	22.26	1.03	1.03
S&P North American Technology Sector Index[4]	–	–	–	–	31.57	27.85	23.38	–	–
S&P 500 Index[5]	–	–	–	–	30.00	16.90	16.63	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.
While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across eleven sectors, the Fund’s holdings are concentrated primarily in technology related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.35% for Class A, 2.10% for Class C, 1.28% for Administrator Class, and 1.03% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had been included, returns for the Institutional Class shares would be higher.
[4]	The S&P North American Technology Sector Index is a modified market-capitalization-weighted index of select technology stocks. You cannot invest directly in an index.
[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Specialized Technology Fund

Performance highlights (unaudited)
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as information technology, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to convertible securities risk, foreign investment risk, nondiversification risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Specialized Technology Fund  |  7

Performance highlights (unaudited)
Ten largest holdings (%) as of September 30, 2021[1]
Alphabet Incorporated Class C	5.94
HubSpot Incorporated	4.64
Apple Incorporated	4.31
Amazon.com Incorporated	4.17
MongoDB Incorporated	4.08
Microsoft Corporation	3.84
Asana Incorporated Class A	3.72
Facebook Incorporated Class A	3.25
Zscaler Incorporated	2.95
Paycom Software Incorporated	2.94
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.
Sector allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

8  |  Wells Fargo Specialized Technology Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,094.34	$ 6.98	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$ 6.73	1.33%
Class C
Actual	$1,000.00	$1,090.19	$10.95	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.59	$10.56	2.09%
Administrator Class
Actual	$1,000.00	$1,094.62	$ 6.62	1.26%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$ 6.38	1.26%
Institutional Class
Actual	$1,000.00	$1,095.93	$ 5.31	1.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$ 5.11	1.01%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Specialized Technology Fund  |  9

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Common stocks: 93.96%
Communication services: 13.27%
Entertainment: 0.08%
Take-Two Interactive Software Incorporated †	3,570	$ 550,030
Interactive media & services: 13.19%
Alphabet Incorporated Class A †	1,955	5,226,732
Alphabet Incorporated Class C †	16,010	42,671,610
Facebook Incorporated Class A †	68,720	23,322,881
Snap Incorporated Class A †	107,995	7,977,591
Zillow Group Incorporated Class A †	7,245	641,762
ZoomInfo Technologies Incorporated †	243,580	14,904,660
		94,745,236
Consumer discretionary: 6.49%
Auto components: 0.57%
Aptiv plc †	27,575	4,107,848
Automobiles: 0.11%
Tesla Motors Incorporated †	1,015	787,112
Hotels, restaurants & leisure: 1.64%
Booking Holdings Incorporated †	4,210	9,993,993
Expedia Group Incorporated †	10,660	1,747,174
		11,741,167
Internet & direct marketing retail: 4.17%
Amazon.com Incorporated †	9,115	29,943,139
Health care: 0.18%
Health care technology: 0.18%
Veeva Systems Incorporated Class A †	4,555	1,312,614
Industrials: 0.80%
Electrical equipment: 0.01%
Bloom Energy Corporation Class A †	3,825	71,604
Road & rail: 0.79%
Lyft Incorporated Class A †	105,585	5,658,300
Information technology: 73.22%
Communications equipment: 1.16%
Arista Networks Incorporated †	2,225	764,599
Cisco Systems Incorporated	120,125	6,538,404
F5 Networks Incorporated †	5,375	1,068,443
		8,371,446
Electronic equipment, instruments & components: 2.45%
Cognex Corporation	9,425	756,074
Flex Limited †	68,045	1,203,036
IPG Photonics Corporation †	12,990	2,057,616
Samsung SDI Company Limited	22,729	13,562,846
		17,579,572
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Specialized Technology Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
IT services: 15.32%
Adyen NV 144A†	810	$ 2,264,243
Cloudflare Incorporated Class A †	14,835	1,671,163
DXC Technology Company †	171,870	5,776,551
EPAM Systems Incorporated †	6,355	3,625,400
Fiserv Incorporated †	22,195	2,408,158
Infosys Limited ADR	74,290	1,652,953
MongoDB Incorporated †	62,070	29,266,625
Okta Incorporated †	18,195	4,318,401
PayPal Holdings Incorporated †	65,040	16,924,058
Shopify Incorporated Class A †	4,540	6,155,241
Snowflake Incorporated Class A †	6,653	2,012,067
Square Incorporated Class A †	62,840	15,071,546
Toast Incorporated Class A †	2,038	101,798
Twilio Incorporated Class A †	58,695	18,726,640
		109,974,844
Semiconductors & semiconductor equipment: 17.08%
Advanced Micro Devices Incorporated †	37,325	3,840,743
Applied Materials Incorporated	80,535	10,367,271
ASML Holding NV	2,905	2,164,545
Infineon Technologies AG	151,350	6,189,938
KLA Corporation	7,505	2,510,498
Lam Research Corporation	13,565	7,720,520
Marvell Technology Incorporated	97,160	5,859,720
Micron Technology Incorporated	159,505	11,321,665
NVIDIA Corporation	66,480	13,771,997
NXP Semiconductors NV	39,985	7,831,862
ON Semiconductor Corporation †	280,220	12,825,669
Qorvo Incorporated †	21,670	3,623,007
SK Hynix Incorporated	51,107	4,375,082
Skyworks Solutions Incorporated	10,020	1,651,096
STMicroelectronics NV	145,430	6,349,722
Taiwan Semiconductor Manufacturing Company Limited ADR	123,265	13,762,537
Teradyne Incorporated	23,180	2,530,561
Tokyo Electron Limited	13,400	5,919,832
		122,616,265
Software: 30.82%
Adobe Incorporated †	8,655	4,982,857
Altair Engineering Incorporated Class A †	12,215	842,102
Alteryx Incorporated Class A †	27,050	1,977,355
Asana Incorporated Class A †	257,255	26,713,358
Atlassian Corporation plc Class A †	16,875	6,605,213
Box Incorporated Class A †	53,470	1,265,635
Crowdstrike Holdings Incorporated Class A †	80,095	19,685,748
Datadog Incorporated Class A †	18,755	2,651,019
DocuSign Incorporated †	13,820	3,557,683
Fortinet Incorporated †	10,915	3,187,617
HubSpot Incorporated †	49,244	33,293,375
Intuit Incorporated	18,505	9,983,633
KnowBe4 Incorporated †«	45,025	988,749
Mandiant Incorporated †	38,395	683,431
Microsoft Corporation	97,890	27,597,148
Monday.com Limited †«	4,640	1,513,568
Palo Alto Networks Incorporated †	18,255	8,744,145
Paycom Software Incorporated †	42,615	21,126,386
The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  11

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Software (continued)
Salesforce.com Incorporated †	45,370	$ 12,305,251
Smartsheet Incorporated Class A †	10,865	747,729
The Trade Desk Incorporated †	105,385	7,408,566
Varonis Systems Incorporated †	59,630	3,628,486
Workday Incorporated Class A †	2,360	589,740
Zscaler Incorporated †	80,865	21,204,420
		221,283,214
Technology hardware, storage & peripherals: 6.39%
Apple Incorporated	218,730	30,950,295
Samsung Electronics Company Limited	102,962	6,383,088
Seagate Technology Holdings plc	64,535	5,325,428
Western Digital Corporation †	57,065	3,220,749
		45,879,560
Total Common stocks (Cost $402,981,087)		674,621,951

		Yield
Short-term investments: 6.24%
Investment companies: 6.24%
Securities Lending Cash Investments LLC ♠∩∞		0.02%	892,750	892,750
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03	43,915,900	43,915,900
Total Short-term investments (Cost $44,808,650)				44,808,650
Total investments in securities (Cost $447,789,737)	100.20%			719,430,601
Other assets and liabilities, net	(0.20)			(1,451,081)
Total net assets	100.00%			$717,979,520

†	Non-income earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
«	All or a portion of this security is on loan.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∩	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
ADR	American depositary receipt
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Specialized Technology Fund

Portfolio of investments—September 30, 2021 (unaudited)
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Securities Lending Cash Investments LLC	$ 0	$ 27,294,709	$(26,401,959)	$0	$0	$ 892,750	892,750	$ 206#
Wells Fargo Government Money Market Fund Select Class	32,924,749	108,524,601	(97,533,450)	0	0	43,915,900	43,915,900	4,874
				$0	$0	$44,808,650		$5,080

#	Amount shown represents income before fees and rebates.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  13

Statement of assets and liabilities—September 30, 2021 (unaudited)

Assets
Investments in unaffiliated securities (including $874,101 of securities loaned), at value (cost $402,981,087)	$ 674,621,951
Investments in affiliated securites, at value (cost $44,808,650)	44,808,650
Receivable for dividends	225,431
Receivable for Fund shares sold	222,335
Receivable for securities lending income, net	3,505
Prepaid expenses and other assets	41,627
Total assets	719,923,499
Liabilities
Payable upon receipt of securities loaned	889,776
Management fee payable	525,714
Payable for Fund shares redeemed	176,483
Shareholder servicing fees payable	136,876
Administration fees payable	123,771
Distribution fee payable	8,196
Accrued expenses and other liabilities	83,163
Total liabilities	1,943,979
Total net assets	$717,979,520
Net assets consist of
Paid-in capital	$ 258,844,667
Total distributable earnings	459,134,853
Total net assets	$717,979,520
Computation of net asset value and offering price per share
Net assets – Class A	$ 610,632,760
Shares outstanding – Class A1	30,078,559
Net asset value per share – Class A	$20.30
Maximum offering price per share – Class A2	$21.54
Net assets – Class C	$ 12,556,285
Shares outstanding – Class C1	911,211
Net asset value per share – Class C	$13.78
Net assets – Administrator Class	$ 10,863,230
Shares outstanding – Administrator Class[1]	518,845
Net asset value per share – Administrator Class	$20.94
Net assets – Institutional Class	$ 83,927,245
Shares outstanding – Institutional Class[1]	3,949,106
Net asset value per share – Institutional Class	$21.25
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Specialized Technology Fund

Statement of operations—six months ended September 30, 2021 (unaudited)

Investment income
Dividends (net of foreign withholdings taxes of $58,210)	$ 927,917
Income from affiliated securities	18,586
Total investment income	946,503
Expenses
Management fee	3,060,023
Administration fees
Class A	642,315
Class C	13,294
Administrator Class	6,875
Institutional Class	56,968
Shareholder servicing fees
Class A	764,660
Class C	15,826
Administrator Class	13,221
Distribution fee
Class C	47,478
Custody and accounting fees	28,899
Professional fees	25,493
Registration fees	34,439
Shareholder report expenses	26,846
Trustees’ fees and expenses	9,662
Other fees and expenses	7,272
Total expenses	4,753,271
Less: Fee waivers and/or expense reimbursements
Class A	(44,634)
Administrator Class	(23)
Net expenses	4,708,614
Net investment loss	(3,762,111)
Realized and unrealized gains (losses) on investments
Net realized gains on investments	31,209,683
Net change in unrealized gains (losses) on investments	36,298,900
Net realized and unrealized gains (losses) on investments	67,508,583
Net increase in net assets resulting from operations	$63,746,472
The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  15

Statement of changes in net assets

	Six months ended September 30, 2021 (unaudited)		Year ended March 31, 2021
Operations
Net investment loss		$ (3,762,111)		$ (5,883,706)
Net realized gains on investments		31,209,683		190,286,867
Net change in unrealized gains (losses) on investments		36,298,900		131,087,249
Net increase in net assets resulting from operations		63,746,472		315,490,410
Distributions to shareholders from
Net investment income and net realized gains
Class A		0		(78,405,462)
Class C		0		(2,280,902)
Administrator Class		0		(1,513,807)
Institutional Class		0		(10,489,201)
Total distributions to shareholders		0		(92,689,372)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	404,782	8,100,184	2,163,000	37,972,273
Class C	42,749	587,554	302,791	3,665,611
Administrator Class	52,181	1,087,912	223,472	3,909,027
Institutional Class	339,937	7,147,707	1,553,730	28,178,733
		16,923,357		73,725,644
Reinvestment of distributions
Class A	0	0	4,189,570	75,118,993
Class C	0	0	186,253	2,279,734
Administrator Class	0	0	80,808	1,493,323
Institutional Class	0	0	553,428	10,360,173
		0		89,252,223
Payment for shares redeemed
Class A	(1,339,979)	(26,641,983)	(3,902,978)	(70,093,344)
Class C	(82,124)	(1,104,823)	(451,677)	(5,823,540)
Administrator Class	(37,059)	(773,029)	(758,411)	(11,851,802)
Institutional Class	(808,241)	(16,909,611)	(1,566,683)	(28,632,320)
		(45,429,446)		(116,401,006)
Net increase (decrease) in net assets resulting from capital share transactions		(28,506,089)		46,576,861
Total increase in net assets		35,240,383		269,377,899
Net assets
Beginning of period		682,739,137		413,361,238
End of period		$717,979,520		$ 682,739,137
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Specialized Technology Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class A	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$18.55	$12.08	$13.33	$14.08	$10.95	$9.39
Net investment loss	(0.11)	(0.16)	(0.11)	(0.11)	(0.10) [1]	(0.03) [1]
Net realized and unrealized gains (losses) on investments	1.86	9.44	(0.01)	2.06	4.20	2.17
Total from investment operations	1.75	9.28	(0.12)	1.95	4.10	2.14
Distributions to shareholders from
Net realized gains	0.00	(2.81)	(1.13)	(2.70)	(0.97)	(0.58)
Net asset value, end of period	$20.30	$18.55	$12.08	$13.33	$14.08	$10.95
Total return[2]	9.43%	77.67%	(1.31)%	16.80%	38.41%	23.55%
Ratios to average net assets (annualized)
Gross expenses	1.34%	1.35%	1.39%	1.40%	1.41%	1.44%
Net expenses	1.33%	1.34%	1.37%	1.39%	1.41%	1.44%
Net investment loss	(1.07)%	(0.98)%	(0.80)%	(0.77)%	(0.75)%	(0.28)%
Supplemental data
Portfolio turnover rate	36%	146%	149%	107%	109%	131%
Net assets, end of period (000s omitted)	$610,633	$575,422	$344,949	$401,990	$353,552	$266,329

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class C	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$12.64	$8.80	$10.09	$11.38	$9.06	$7.92
Net investment loss	(0.12) [1]	(0.17)	(0.16) [1]	(0.17) [1]	(0.16)	(0.09) [1]
Net realized and unrealized gains (losses) on investments	1.26	6.82	(0.00) [2]	1.58	3.45	1.81
Total from investment operations	1.14	6.65	(0.16)	1.41	3.29	1.72
Distributions to shareholders from
Net realized gains	0.00	(2.81)	(1.13)	(2.70)	(0.97)	(0.58)
Net asset value, end of period	$13.78	$12.64	$8.80	$10.09	$11.38	$9.06
Total return[3]	9.02%	76.67%	(2.15)%	16.01%	37.45%	22.59%
Ratios to average net assets (annualized)
Gross expenses	2.09%	2.10%	2.14%	2.15%	2.16%	2.19%
Net expenses	2.09%	2.10%	2.13%	2.14%	2.16%	2.19%
Net investment loss	(1.83)%	(1.75)%	(1.57)%	(1.52)%	(1.49)%	(1.03)%
Supplemental data
Portfolio turnover rate	36%	146%	149%	107%	109%	131%
Net assets, end of period (000s omitted)	$12,556	$12,017	$8,035	$11,615	$15,932	$12,827

[1]	Calculated based upon average shares outstanding
[2]	Amount is more than $(0.005).
[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Specialized Technology Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Administrator Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$19.13	$12.40	$13.65	$14.34	$11.12	$9.52
Net investment loss	(0.10) [1]	(0.16)	(0.10) [1]	(0.09) [1]	(0.09) [1]	(0.02)
Net realized and unrealized gains (losses) on investments	1.91	9.70	(0.02)	2.10	4.28	2.20
Total from investment operations	1.81	9.54	(0.12)	2.01	4.19	2.18
Distributions to shareholders from
Net realized gains	0.00	(2.81)	(1.13)	(2.70)	(0.97)	(0.58)
Net asset value, end of period	$20.94	$19.13	$12.40	$13.65	$14.34	$11.12
Total return[2]	9.46%	77.92%	(1.28)%	17.02%	38.55%	23.65%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.27%	1.31%	1.32%	1.33%	1.36%
Net expenses	1.26%	1.27%	1.28%	1.29%	1.32%	1.33%
Net investment loss	(1.00)%	(0.91)%	(0.71)%	(0.65)%	(0.66)%	(0.17)%
Supplemental data
Portfolio turnover rate	36%	146%	149%	107%	109%	131%
Net assets, end of period (000s omitted)	$10,863	$9,636	$11,873	$22,480	$19,140	$39,833

[1]	Calculated based upon average shares outstanding
[2]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  19

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Institutional Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$19.39	$12.51	$13.73	$14.37	$11.12	$10.42
Net investment income (loss)	(0.07)	(0.12)	(0.07)	(0.07)	(0.05)	0.01 [2]
Net realized and unrealized gains (losses) on investments	1.93	9.81	(0.02)	2.13	4.27	1.27
Total from investment operations	1.86	9.69	(0.09)	2.06	4.22	1.28
Distributions to shareholders from
Net realized gains	0.00	(2.81)	(1.13)	(2.70)	(0.97)	(0.58)
Net asset value, end of period	$21.25	$19.39	$12.51	$13.73	$14.37	$11.12
Total return[3]	9.59%	78.30%	(1.05)%	17.25%	38.91%	12.97%
Ratios to average net assets (annualized)
Gross expenses	1.01%	1.02%	1.06%	1.07%	1.08%	1.11%
Net expenses	1.01%	1.02%	1.03%	1.04%	1.07%	1.08%
Net investment income (loss)	(0.75)%	(0.66)%	(0.47)%	(0.42)%	(0.40)%	0.17%
Supplemental data
Portfolio turnover rate	36%	146%	149%	107%	109%	131%
Net assets, end of period (000s omitted)	$83,927	$85,664	$48,504	$51,223	$27,509	$19,869

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017
[2]	Calculated based upon average shares outstanding
[3]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Specialized Technology Fund

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Specialized Technology Fund (the "Fund") which is a non-diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on September 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction.
As more fully discussed in Note 11, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee at Allspring Funds Mangement, LLC ("Allspring Funds Management").
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2021, such fair value pricing was used in pricing certain foreign securities.

Wells Fargo Specialized Technology Fund  |  21

Notes to financial statements (unaudited)
Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Allspring Global Investments Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
Securities lending
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the "Securities Lending Fund"). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.
In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

22  |  Wells Fargo Specialized Technology Fund

Notes to financial statements (unaudited)
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $469,117,106 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$268,216,003
Gross unrealized losses	(17,902,508)
Net unrealized gains	$250,313,495
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 95,295,266	$ 0	$0	$ 95,295,266
Consumer discretionary	46,579,266	0	0	46,579,266
Health care	1,312,614	0	0	1,312,614
Industrials	5,729,904	0	0	5,729,904
Information technology	480,660,150	45,044,751	0	525,704,901
Short-term investments
Investment companies	44,808,650	0	0	44,808,650
Total assets	$674,385,850	$45,044,751	$0	$719,430,601

Wells Fargo Specialized Technology Fund  |  23

Notes to financial statements (unaudited)
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.850%
Next $500 million	0.840
Next $1 billion	0.815
Next $2 billion	0.790
Next $1 billion	0.765
Next $5 billion	0.755
Over $10 billion	0.745
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allianz Global Investors U.S., LLC, which is not an affiliate of the Allspring Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.57% and declining to 0.50% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:

24  |  Wells Fargo Specialized Technology Fund

Notes to financial statements (unaudited)
Expense ratio caps
Class A	1.35%
Class C	2.10
Administrator Class	1.28
Institutional Class	1.03
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended September 30, 2021, Allspring Funds Distributor received $5,937 from the sale of Class A shares and $6 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the six months ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended September 30, 2021 were $242,093,264 and $286,360,962, respectively.
6. SECURITIES LENDING TRANSACTIONS
The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Allspring Funds Management and is subadvised by Allspring Global Investments, LLC ("Allspring Investments"), an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC. Allspring Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Allspring Funds Management are paid to Allspring Investments for its services as subadviser.
In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of September 30, 2021, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Wells Fargo Specialized Technology Fund  |  25

Notes to financial statements (unaudited)
Counterparty	Value of securities on loan	Collateral received[1]	Net amount
Morgan Stanley & Co. LLC	$656,400	$(656,400)	$0
SG Americas Securities LLC	217,701	(217,701)	0
1 Collateral received within this table is limited to the collateral for the net transaction with the counterparty.
7. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended September 30, 2021, there were no borrowings by the Fund under the agreement.
8. CONCENTRATION RISKS
The Fund concentrated its portfolio of investments in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
11. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.

26  |  Wells Fargo Specialized Technology Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On September 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	15,664,863
Shares voted “Against”	1,345,072
Shares voted “Abstain”	1,511,364
Proposal 2 – To consider and approve a new investment subadvisory agreement with Allianz Global Investors U.S., LLC.
Shares voted “For”	15,402,206
Shares voted “Against”	1,513,886
Shares voted “Abstain”	1,605,207
Proposal 3 – To approve the use of a "multi-manager" structure whereby Wells Fargo Funds Management, LLC* would be able, subject to Board approval, to select subadvisers and enter into or amend subadvisory agreements with them, without obtaining shareholder approval.
Shares voted “For”	14,364,369
Shares voted “Against”	2,557,875
Shares voted “Abstain”	1,599,055
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Specialized Technology Fund  |  27

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

28  |  Wells Fargo Specialized Technology Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Specialized Technology Fund  |  29

Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

30  |  Wells Fargo Specialized Technology Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Specialized Technology Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Allianz Global Investors U.S. LLC (the “Sub-Adviser”). The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management, which would be considered to be an assignment that would result in the termination of the Management Agreement. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management is a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds

Wells Fargo Specialized Technology Fund  |  31

Board considerations (unaudited)
Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the S& P North American Technology TR Index, for all periods under review except for the ten-year period.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of the average rates for the Fund’s expense Groups for all share classes, except for Class A. The Board noted that the net operating expense ratios of the Fund were equal to or in range of the median net operating expense ratios of the expense Groups for each share class, including Class A. The Board further noted that the contractual management fees applicable to all share classes were reduced in 2020.
The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. The Board noted the small size of the sub-advised expense universe. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities

32  |  Wells Fargo Specialized Technology Fund

Board considerations (unaudited)
retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis, and it discussed and accepted Funds Management’s proposal to amend the Subadvisory Agreement to reduce the subadvisory fees paid by Funds Management to the Sub-Adviser.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints.
The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Wells Fargo Specialized Technology Fund  |  33

Board considerations (unaudited)
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

34  |  Wells Fargo Specialized Technology Fund

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Wells Cap Sub-Advisory Agreement (the “Current Wells Cap Sub-Advisory Agreement”, and collectively, the “Current Agreements”).
Wells Fargo Absolute Return Fund
Wells Fargo Core Plus Bond Fund
Wells Fargo Growth Balanced Fund
Wells Fargo Moderate Balanced Fund
Wells Fargo Specialized Technology Fund
Wells Fargo Spectrum Aggressive Growth Fund
Wells Fargo Spectrum Conservative Growth Fund
Wells Fargo Spectrum Growth Fund
Wells Fargo Spectrum Income Allocation Fund
Wells Fargo Spectrum Moderate Growth Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”) and Wells Capital Management Incorporated (“Wells Capital”, and together with Funds Management, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved: (i) (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, Funds Management and Wells Capital with respect to Core Plus Bond Fund, Growth Balanced Fund, Moderate Balanced Fund, Spectrum Aggressive Growth Fund, Spectrum Conservative Growth Fund, Spectrum Growth Fund, Spectrum Income Allocation Fund, and Spectrum Moderate Growth Fund; and (iii) a new Sub-Advisory Agreement (the “New AllianzGI U.S. Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, Funds Management and Allianz Global Investors U.S., LLC (“AllianzGI U.S.”, and together with Wells Capital, the “Sub-Advisers”) with respect to the Specialized Technology Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received

Wells Fargo Specialized Technology Fund  |  35

Board considerations (unaudited)
separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and, for Specialized Technology Fund only, AllianzGI U.S., and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers and, for Specialized Technology Fund only, AllianzGI U.S., as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by Funds Management and the Sub-Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory

36  |  Wells Fargo Specialized Technology Fund

Board considerations (unaudited)
Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and Wells Capital are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Funds Management and the Sub-Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by Funds Management and the Sub-Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

Wells Fargo Specialized Technology Fund  |  37

Board considerations (unaudited)
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to AllianzGI U.S., the Board also considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Specialized Technology Fund. In this regard, the Board noted the small size of the sub-advised expense universe. The Board also considered that the sub-advisory fees paid to AllianzGI U.S. had been negotiated by Funds Management on an arm’s length basis. Given the affiliation between Funds Management and Wells Capital, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that Wells Capital’s profitability information with respect to providing services to each Fund Wells Capital sub-advises and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to AllianzGI U.S., as the sub-advisory fees paid to AllianzGI U.S. had been negotiated by Funds Management on an arm’s-length basis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements

38  |  Wells Fargo Specialized Technology Fund

Board considerations (unaudited)
are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital, and AllianzGI U.S. as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including Wells Capital, and AllianzGI U.S. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and Wells Capital, and AllianzGI U.S. under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

Wells Fargo Specialized Technology Fund  |  39

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

40  |  Wells Fargo Specialized Technology Fund

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00203 09-21
SA317/SAR317 09-21

Semi-Annual Report
September 30, 2021
Wells Fargo Utility and
Telecommunications Fund

The views expressed and any forward-looking statements are as of September 30, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

Wells Fargo Utility and Telecommunications Fund  |  1

Letter to shareholders (unaudited)
Andrew Owen
President
Wells Fargo Funds
Dear Shareholder:
We are pleased to offer you this semi-annual report for Wells Fargo Utility and Telecommunications Fund for the six-month period that ended September 30, 2021. Global stocks continued to rally as the global economy continued to emerge from the haze of COVID-19. Tailwinds were provided by global stimulus programs, a rapid vaccination rollout, and recovering consumer and corporate sentiment. Bonds were mixed during the period, with municipal bonds and high-yield bonds delivering positive returns.
For the six-month period, U.S. stocks, based on the S&P 500 Index,1 gained 9.18%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned 2.32%, while the MSCI EM Index (Net),3 trailed its developed market counterparts with a 3.45% loss. Among bond indexes, the Bloomberg U.S. Aggregate Bond Index,4 returned 1.88%, the Bloomberg Global Aggregate ex-USD Index (unhedged),5 returned -0.69%, the Bloomberg Municipal Bond Index6 returned 1.15%, and the ICE BofA U.S. High Yield Index,7 gained 3.74%.
Vaccination rollout drove the stock markets to new highs.
Equity markets produced another strong showing in April. Domestically, the continued reopening of the economy had a strong impact on positive equity performance, as people started leaving their households and jobless claims continued to fall. Domestic corporate bonds performed well and the U.S. dollar weakened. Meanwhile, the U.S. government continued to seek to invest in the recovery, this time by outlining a package of over $2 trillion to improve infrastructure. The primary headwind in April was inflation, as investors tried to determine the breadth and longevity of recent price increases. Developed Europe has been supported by a meaningful increase in the pace of vaccinations. Unfortunately many emerging market countries have not been as successful. India in particular saw COVID-19 cases surge, serving as an example of the need to get vaccinations rolled out to less developed nations.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.
[4]	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.
[5]	The Bloomberg Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.
[6]	The Bloomberg Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Utility and Telecommunications Fund

Letter to shareholders (unaudited)
Vaccine rollouts continued in May, leading to loosened restrictions globally. As a result, equity markets in general saw a minor increase in returns. Concerns that the continued economic rebound could result in inflation increases becoming more than transitory were supported by the higher input costs businesses were experiencing. Meanwhile, those inflation concerns were tempered by the U.S. Federal Reserve (Fed), which stayed steady on its view of the economy and eased fears of a sudden and substantial policy change. Positive performance in the emerging market equity space was supported this month by steady consumer demand and strong commodity prices. Fixed-income markets were also slightly positive for the month, driven by inflation uncertainty and a softer U.S. dollar.
June witnessed the S&P 500 Index reach a new all-time high. 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances. Late June saw a deal reached on a U.S. infrastructure package of approximately $1 trillion for road, bridge, and broadband network upgrades over the next eight years. The Fed’s June meeting yielded no change to policy, but its projections pointed to a possible interest rate rise in 2023. This, combined with a rebound in economic activity and investors searching for yield, led to U.S. Treasury yields being down for the month. Many European and Asian countries saw vaccination momentum increase, while the U.K. dealt with a rise in COVID-19 infections, specifically the Delta variant. Meanwhile, crude oil jumped over 10% in June on the back of the pickup in global economic activity and the Organization of the Petroleum Exporting Countries’ (OPEC) slow pace of supply growth.
July began the month seeing vaccinations making progress, as several major developed countries eased restrictions, only to be threatened again by the spread of COVID-19’s Delta variant. Inflation continued to climb, aided by the continued supply bottleneck in the face of high demand. As it pertains to the equity area of the market, U.S. equities led the way in positive return territory, followed by international developed markets. In contrast, emerging markets were well in negative territory for the month, hindered by China’s plans for new regulations on a number of sectors, specifically education and technology. The U.S. 10-Year Treasury bond yield continued to decline, as strong demand swallowed up supply. After hitting a multi-year high earlier in the month, oil prices leveled off following an agreement by OPEC to raise oil production starting in August.
The Delta variant of COVID-19 produced outbreaks globally in August, increasing the potential for increased market volatility and bringing into question the ongoing economic recovery. Domestically, the U.S. economy continued to stay strong in the face of the Delta variant, continued inflationary pressures, and worries over Hurricane Ida. Emerging market equities experienced elevated volatility, largely influenced by China’s regulatory stance. Emerging market equities started the month with poor performance but rebounded to end the month in positive territory. Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market. In the commodity segment of the market, crude oil fell sharply during the month on the back of dampened expectations as a result of the Delta variant but was still a leading asset class performer for the year.
Global markets suffered their broadest retreat in a year during September, with the exception of commodities. Concerns over inflation and the interest rate outlook depressed investor confidence and hurt performance. Emerging markets declined on concerns over the continued supply chain disruptions and worries over higher energy and food prices. Meanwhile, the Fed indicated it would slow the pace of asset purchases in the near future (pointing towards November). All eyes domestically are fixed on the raising of the debt ceiling, the 2022 budget plan, and the ongoing debate over the infrastructure package. Contrary to most asset classes, commodities thrived in September, driven by sharply higher energy prices.
“ 2021 economic growth and inflation forecasts were revised higher to reflect a strong economic recovery and some supply and demand imbalances.”
“ Municipal debt experienced its first monthly performance drop since February of this year, slowing a rally that made it one of the best-performing sectors of the bond market.”

Wells Fargo Utility and Telecommunications Fund  |  3

Letter to shareholders (unaudited)
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
On November 1, 2021, GTCR LLC and Reverence Capital Partners, L.P., announced the beginning of Allspring Global Investments™, with the close of the transaction to acquire Wells Fargo Funds Management, LLC; Wells Capital Management LLC; Galliard Capital Management LLC.; Wells Fargo Asset Management (International) Ltd.; Wells Fargo Asset Management Luxembourg S.A.; and Wells Fargo Funds Distributor, LLC, as well as Wells Fargo Bank, N.A.’s business of acting as trustee to its collective investment trusts and all related Wells Fargo Asset Management legal entities. The transaction closed on November 1, 2021, forming Allspring Global Investments, LLC, a privately held asset management firm with $587 billion in AUM1 as of September 30, 2021.
Allspring Global Investments™ is a leading independent asset management firm with a full breadth of investment capabilities across diverse asset classes, serving the needs of its institutional and wealth management clients around the world. Allspring operates across 18 offices globally supported by more than 480 investment professionals. Allspring and its investment teams provide a broad range of differentiated investment products and solutions to help its diverse range of clients meet their investment objectives.
As part of this transition, all mutual funds within the Wells Fargo Funds family will be rebranded as Allspring Funds. Each individual fund will have “Wells Fargo” removed from its fund name to be replaced with “Allspring.” The fund name changes are expected to take place on December 6, 2021.
Allspring Global Investments is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at allspringglobal.com, or call us directly at 1-800-222-8222.

[1]	As of September 30, 2021, assets under management (AUM) includes $93 billion from Galliard Capital Management, an investment advisor that is not part of the Allspring trade name/GIPS firm.

4  |  Wells Fargo Utility and Telecommunications Fund

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Performance highlights (unaudited)
Investment objective	The Fund seeks total return, consisting of current income and capital appreciation.
Manager	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kent Newcomb, CFA®‡, Jack Spudich, CFA®‡

Average annual total returns (%) as of September 30, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (EVUAX)	1-4-1994	3.81	8.85	10.10	10.15	10.15	10.75	1.18	1.06
Class C (EVUCX)	9-2-1994	8.30	9.31	9.92	9.30	9.31	9.92	1.93	1.81
Administrator Class (EVUDX)	7-30-2010	–	–	–	10.27	10.33	10.95	1.10	0.93
Institutional Class (EVUYX)	2-28-1994	–	–	–	10.50	10.52	11.12	0.85	0.73
S&P 500 Utilities Sector Index[3]	–	–	–	–	11.01	9.11	10.59	–	–
S&P 500 Index[4]	–	–	–	–	30.00	16.90	16.63	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, allspringglobal.com.
While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in utilities and telecommunication services stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.
[2]	The manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.05% for Class A, 1.80% for Class C, 0.92% for Administrator Class, and 0.72% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	The S&P 500 Utilities Sector Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.
[4]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

6  |  Wells Fargo Utility and Telecommunications Fund

Performance highlights (unaudited)
Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors, such as utilities and telecommunication services, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to convertible securities risk, foreign investment risk, high-yield securities risk, smaller-company securities risk, and nondiversification risk. Consult the Fund’s prospectus for additional information on these and other risks.

Wells Fargo Utility and Telecommunications Fund  |  7

Performance highlights (unaudited)
Ten largest holdings (%) as of September 30, 2021[1]
NextEra Energy Incorporated	12.70
Visa Incorporated Class A	6.33
Comcast Corporation Class A	5.72
Dominion Energy Incorporated	5.10
The Southern Company	5.02
Duke Energy Corporation	4.81
Exelon Corporation	4.44
American Electric Power Company Incorporated	4.39
Sempra Energy	3.79
Xcel Energy Incorporated	3.39
[1]	Figures represent the percentage of the Fund's net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of September 30, 2021[1]
[1]	Figures represent the percentage of the Fund's long-term investments. These amounts are subject to change and may have changed since the date specified.

8  |  Wells Fargo Utility and Telecommunications Fund

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2021 to September 30, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 4-1-2021	Ending account value 9-30-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,011.51	$5.24	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.27	1.04%
Class C
Actual	$1,000.00	$1,007.66	$9.06	1.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.04	$9.10	1.80%
Administrator Class
Actual	$1,000.00	$1,012.26	$4.64	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.66	0.92%
Institutional Class
Actual	$1,000.00	$1,013.18	$3.63	0.72%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.46	$3.65	0.72%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Wells Fargo Utility and Telecommunications Fund  |  9

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Common stocks: 98.80%
Communication services: 8.61%
Diversified telecommunication services: 2.89%
Verizon Communications Incorporated	235,998	$ 12,746,252
Media: 5.72%
Comcast Corporation Class A	450,200	25,179,686
Consumer discretionary: 0.70%
Specialty retail: 0.70%
The Home Depot Incorporated	9,418	3,091,553
Consumer staples: 0.52%
Food & staples retailing: 0.52%
Walmart Incorporated	16,335	2,276,772
Energy: 0.96%
Oil, gas & consumable fuels: 0.96%
DTE Midstream LLC	36,611	1,692,893
Phillips 66	35,880	2,512,676
		4,205,569
Financials: 0.76%
Banks: 0.76%
JPMorgan Chase & Company	20,461	3,349,261
Health care: 1.16%
Biotechnology: 0.46%
Amgen Incorporated	9,458	2,011,244
Health care providers & services: 0.70%
UnitedHealth Group Incorporated	7,915	3,092,707
Information technology: 12.09%
Communications equipment: 2.95%
Cisco Systems Incorporated	238,967	13,006,974
IT services: 9.14%
MasterCard Incorporated Class A	35,630	12,387,838
Visa Incorporated Class A	125,000	27,843,750
		40,231,588
Real estate: 2.02%
Equity REITs: 2.02%
American Tower Corporation	33,479	8,885,661
Utilities: 71.98%
Electric utilities: 44.23%
Alliant Energy Corporation	182,865	10,236,782
American Electric Power Company Incorporated	238,088	19,327,984
Duke Energy Corporation	217,240	21,200,452
Entergy Corporation	77,022	7,649,055
The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Utility and Telecommunications Fund

Portfolio of investments—September 30, 2021 (unaudited)

	Shares	Value
Electric utilities (continued)
Evergy Incorporated	98,279	$ 6,112,954
Eversource Energy	126,952	10,379,596
Exelon Corporation	404,591	19,557,929
FirstEnergy Corporation	205,868	7,333,018
NextEra Energy Incorporated	711,832	55,893,049
The Southern Company	356,660	22,102,220
Xcel Energy Incorporated	238,866	14,929,125
		194,722,164
Gas utilities: 2.79%
Atmos Energy Corporation	97,312	8,582,918
ONE Gas Incorporated	58,135	3,684,015
		12,266,933
Multi-utilities: 22.38%
Ameren Corporation	133,679	10,827,999
CenterPoint Energy Incorporated	210,396	5,175,742
CMS Energy Corporation	208,002	12,423,959
Dominion Energy Incorporated	307,461	22,450,802
DTE Energy Company	73,223	8,179,741
Public Service Enterprise Group Incorporated	158,388	9,645,829
Sempra Energy	131,761	16,667,767
WEC Energy Group Incorporated	149,041	13,145,416
		98,517,255
Water utilities: 2.58%
American Water Works Company Incorporated	67,273	11,371,828
Total Common stocks (Cost $273,087,843)		434,955,447

		Yield
Short-term investments: 1.90%
Investment companies: 1.90%
Wells Fargo Government Money Market Fund Select Class ♠∞		0.03%	8,372,012	8,372,012
Total Short-term investments (Cost $8,372,012)				8,372,012
Total investments in securities (Cost $281,459,855)	100.70%			443,327,459
Other assets and liabilities, net	(0.70)			(3,090,971)
Total net assets	100.00%			$440,236,488

♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.

Abbreviations:
REIT	Real estate investment trust
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  11

Portfolio of investments—September 30, 2021 (unaudited)
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Wells Fargo Government Money Market Fund Select Class	$5,837,687	$15,628,363	$(13,094,038)	$0	$0	$8,372,012	8,372,012	$1,008
The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Utility and Telecommunications Fund

Statement of assets and liabilities—September 30, 2021 (unaudited)

Assets
Investments in unaffiliated securities, at value (cost $273,087,843)	$ 434,955,447
Investments in affiliated securites, at value (cost $8,372,012)	8,372,012
Receivable for investments sold	2,193,162
Receivable for Fund shares sold	1,185,088
Receivable for dividends	380,635
Prepaid expenses and other assets	38,992
Total assets	447,125,336
Liabilities
Payable for investments purchased	6,194,939
Payable for Fund shares redeemed	223,414
Management fee payable	203,850
Administration fees payable	74,549
Distribution fee payable	3,305
Accrued expenses and other liabilities	188,791
Total liabilities	6,888,848
Total net assets	$440,236,488
Net assets consist of
Paid-in capital	$ 230,006,530
Total distributable earnings	210,229,958
Total net assets	$440,236,488
Computation of net asset value and offering price per share
Net assets – Class A	$ 359,755,014
Shares outstanding – Class A1	16,697,203
Net asset value per share – Class A	$21.55
Maximum offering price per share – Class A2	$22.86
Net assets – Class C	$ 5,089,579
Shares outstanding – Class C1	235,026
Net asset value per share – Class C	$21.66
Net assets – Administrator Class	$ 6,118,454
Shares outstanding – Administrator Class[1]	283,499
Net asset value per share – Administrator Class	$21.58
Net assets – Institutional Class	$ 69,273,441
Shares outstanding – Institutional Class[1]	3,217,040
Net asset value per share – Institutional Class	$21.53
[1]	The Fund has an unlimited number of authorized shares
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  13

Statement of operations—six months ended September 30, 2021 (unaudited)

Investment income
Dividends	$ 6,039,897
Income from affiliated securities	1,008
Total investment income	6,040,905
Expenses
Management fee	1,485,445
Administration fees
Class A	395,891
Class C	5,881
Administrator Class	3,059
Institutional Class	45,314
Shareholder servicing fees
Class A	471,299
Class C	6,977
Administrator Class	5,883
Distribution fee
Class C	20,817
Custody and accounting fees	10,070
Professional fees	28,720
Registration fees	32,830
Shareholder report expenses	29,024
Trustees’ fees and expenses	9,661
Other fees and expenses	9,657
Total expenses	2,560,528
Less: Fee waivers and/or expense reimbursements
Fund-level	(217,904)
Class A	(56,154)
Administrator Class	(1,399)
Institutional Class	(3,203)
Net expenses	2,281,868
Net investment income	3,759,037
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(290,996)
Net change in unrealized gains (losses) on investments	1,775,085
Net realized and unrealized gains (losses) on investments	1,484,089
Net increase in net assets resulting from operations	$5,243,126
The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Utility and Telecommunications Fund

Statement of changes in net assets

	Six months ended September 30, 2021 (unaudited)		Year ended March 31, 2021
Operations
Net investment income		$ 3,759,037		$ 6,854,079
Net realized gains (losses) on investments		(290,996)		48,447,575
Net change in unrealized gains (losses) on investments		1,775,085		24,852,185
Net increase in net assets resulting from operations		5,243,126		80,153,839
Distributions to shareholders from
Net investment income and net realized gains
Class A		(2,832,710)		(45,244,979)
Class C		(18,075)		(911,494)
Administrator Class		(41,503)		(364,999)
Institutional Class		(643,097)		(8,269,341)
Total distributions to shareholders		(3,535,385)		(54,790,813)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	587,011	13,127,048	1,290,321	28,237,989
Class C	17,516	392,880	49,123	1,078,714
Administrator Class	168,179	3,744,085	57,401	1,245,633
Institutional Class	569,909	12,675,912	2,239,542	48,698,035
		29,939,925		79,260,371
Reinvestment of distributions
Class A	122,750	2,676,311	2,051,387	42,893,752
Class C	814	17,849	43,020	901,317
Administrator Class	1,883	41,231	17,204	360,586
Institutional Class	29,341	639,405	391,341	8,188,340
		3,374,796		52,343,995
Payment for shares redeemed
Class A	(947,598)	(21,156,051)	(2,217,981)	(47,844,571)
Class C	(79,080)	(1,756,902)	(303,611)	(6,751,214)
Administrator Class	(28,571)	(635,734)	(53,680)	(1,165,354)
Institutional Class	(441,803)	(9,854,224)	(1,845,506)	(40,399,867)
		(33,402,911)		(96,161,006)
Net increase (decrease) in net assets resulting from capital share transactions		(88,190)		35,443,360
Total increase in net assets		1,619,551		60,806,386
Net assets
Beginning of period		438,616,937		377,810,551
End of period		$440,236,488		$438,616,937
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  15

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class A	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$21.47	$20.19	$24.03	$20.46	$20.01	$18.70
Net investment income	0.18	0.34	0.34	0.32	0.34	0.35
Net realized and unrealized gains (losses) on investments	0.07	3.82	0.02	3.65	0.47	1.30
Total from investment operations	0.25	4.16	0.36	3.97	0.81	1.65
Distributions to shareholders from
Net investment income	(0.17)	(0.35)	(0.34)	(0.34)	(0.36)	(0.34)
Net realized gains	0.00	(2.53)	(3.86)	(0.06)	0.00	0.00
Total distributions to shareholders	(0.17)	(2.88)	(4.20)	(0.40)	(0.36)	(0.34)
Net asset value, end of period	$21.55	$21.47	$20.19	$24.03	$20.46	$20.01
Total return[1]	1.15%	21.23%	0.04%	19.59%	4.00%	8.87%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.17%	1.17%	1.19%	1.17%	1.18%
Net expenses	1.04%	1.04%	1.09%	1.14%	1.14%	1.14%
Net investment income	1.60%	1.58%	1.42%	1.47%	1.60%	1.79%
Supplemental data
Portfolio turnover rate	3%	20%	49%	10%	7%	22%
Net assets, end of period (000s omitted)	$359,755	$363,540	$319,200	$337,848	$287,047	$308,152

[1]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Utility and Telecommunications Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Class C	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$21.57	$20.25	$24.06	$20.47	$20.01	$18.70
Net investment income	0.09 [1]	0.17 [1]	0.16 [1]	0.16 [1]	0.13	0.16
Net realized and unrealized gains (losses) on investments	0.08	3.85	0.01	3.63	0.52	1.34
Total from investment operations	0.17	4.02	0.17	3.79	0.65	1.50
Distributions to shareholders from
Net investment income	(0.08)	(0.17)	(0.12)	(0.14)	(0.19)	(0.19)
Net realized gains	0.00	(2.53)	(3.86)	(0.06)	0.00	0.00
Total distributions to shareholders	(0.08)	(2.70)	(3.98)	(0.20)	(0.19)	(0.19)
Net asset value, end of period	$21.66	$21.57	$20.25	$24.06	$20.47	$20.01
Total return[2]	0.77%	20.34%	(0.73)%	18.65%	3.24%	8.04%
Ratios to average net assets (annualized)
Gross expenses	1.90%	1.91%	1.92%	1.94%	1.92%	1.93%
Net expenses	1.80%	1.80%	1.86%	1.89%	1.89%	1.89%
Net investment income	0.83%	0.80%	0.63%	0.74%	0.85%	1.02%
Supplemental data
Portfolio turnover rate	3%	20%	49%	10%	7%	22%
Net assets, end of period (000s omitted)	$5,090	$6,379	$10,274	$19,618	$41,729	$51,123

[1]	Calculated based upon average shares outstanding
[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  17

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Administrator Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$21.51	$20.22	$24.05	$20.48	$20.03	$18.72
Net investment income	0.21	0.37	0.36	0.36	0.37	0.38
Net realized and unrealized gains (losses) on investments	0.05	3.83	0.04	3.65	0.48	1.30
Total from investment operations	0.26	4.20	0.40	4.01	0.85	1.68
Distributions to shareholders from
Net investment income	(0.19)	(0.38)	(0.37)	(0.38)	(0.40)	(0.37)
Net realized gains	0.00	(2.53)	(3.86)	(0.06)	0.00	0.00
Total distributions to shareholders	(0.19)	(2.91)	(4.23)	(0.44)	(0.40)	(0.37)
Net asset value, end of period	$21.58	$21.51	$20.22	$24.05	$20.48	$20.03
Total return[1]	1.18%	21.39%	0.20%	19.80%	4.21%	9.04%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.09%	1.09%	1.11%	1.09%	1.10%
Net expenses	0.92%	0.92%	0.94%	0.95%	0.95%	0.95%
Net investment income	1.73%	1.70%	1.49%	1.66%	1.80%	1.93%
Supplemental data
Portfolio turnover rate	3%	20%	49%	10%	7%	22%
Net assets, end of period (000s omitted)	$6,118	$3,054	$2,449	$5,296	$4,702	$5,168

[1]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Utility and Telecommunications Fund

Financial highlights
(For a share outstanding throughout each period)
		Year ended March 31
Institutional Class	Six months ended September 30, 2021 (unaudited)	2021	2020	2019	2018	2017
Net asset value, beginning of period	$21.46	$20.18	$24.01	$20.45	$20.00	$18.69
Net investment income	0.22	0.43	0.44	0.41	0.41	0.42
Net realized and unrealized gains (losses) on investments	0.05	3.80	0.01	3.62	0.47	1.30
Total from investment operations	0.27	4.23	0.45	4.03	0.88	1.72
Distributions to shareholders from
Net investment income	(0.20)	(0.42)	(0.42)	(0.41)	(0.43)	(0.41)
Net realized gains	0.00	(2.53)	(3.86)	(0.06)	0.00	0.00
Total distributions to shareholders	(0.20)	(2.95)	(4.28)	(0.47)	(0.43)	(0.41)
Net asset value, end of period	$21.53	$21.46	$20.18	$24.01	$20.45	$20.00
Total return[1]	1.27%	21.62%	0.42%	20.03%	4.38%	9.26%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.84%	0.84%	0.86%	0.84%	0.85%
Net expenses	0.72%	0.72%	0.75%	0.78%	0.78%	0.78%
Net investment income	1.92%	1.92%	1.76%	1.83%	1.95%	2.18%
Supplemental data
Portfolio turnover rate	3%	20%	49%	10%	7%	22%
Net assets, end of period (000s omitted)	$69,273	$65,644	$45,888	$42,427	$31,548	$24,575

[1]	Returns for periods of less than one year are not annualized.
The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  19

Notes to financial statements (unaudited)
1. ORGANIZATION
Wells Fargo Funds Trust (the "Trust"), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Utility and Telecommunications Fund (the "Fund") which is a non-diversified series of the Trust.
On February 23, 2021, Wells Fargo & Company announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management ("WFAM") to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo & Company and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management, LLC and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing subadvisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund's principal underwriter. As part of the transaction, Wells Fargo & Company will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and subadvisory agreement. The Fund’s Board of Trustees approved a new investment management agreement and a new subadvisory agreement which were submitted to the Fund’s shareholders for approval at a Special Meeting of Shareholders held on September 15, 2021. Shareholders of record of the Fund at the close of business on May 28, 2021 approved the new agreements which will take effect upon the closing of the transaction.
As more fully discussed in Note 10, the transaction closed on November 1, 2021 and the investment manager, sub-advisers and distributor changed their names to Allspring Funds Management, LLC, Allspring Global Investments, LLC, Allspring Global Investments (UK) Limited and Allspring Funds Distributor, LLC. While these name changes occurred after the end of the period, throughout this report, the new names have been used.
The Board of Trustees of the Wells Fargo Funds voted on July 15, 2021 to approve a change to the Fund's name to remove "Wells Fargo" from the name and replace it with "Allspring", effective December 6, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.
Investments in registered open-end investment companies are valued at net asset value.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Allspring Global Investments Pricing Committee at Allspring Funds Management, LLC ("Allspring Funds Management"). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Allspring Global Investments Pricing Committee which may include items for ratification.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Dividend income is recognized on the ex-dividend date.

20  |  Wells Fargo Utility and Telecommunications Fund

Notes to financial statements (unaudited)
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund's fiscal year end. Therefore, a portion of the Fund's distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund's tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of September 30, 2021, the aggregate cost of all investments for federal income tax purposes was $281,459,855 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$167,577,744
Gross unrealized losses	(5,710,140)
Net unrealized gains	$161,867,604
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Utility and Telecommunications Fund  |  21

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Common stocks
Communication services	$ 37,925,938	$0	$0	$ 37,925,938
Consumer discretionary	3,091,553	0	0	3,091,553
Consumer staples	2,276,772	0	0	2,276,772
Energy	4,205,569	0	0	4,205,569
Financials	3,349,261	0	0	3,349,261
Health care	5,103,951	0	0	5,103,951
Information technology	53,238,562	0	0	53,238,562
Real estate	8,885,661	0	0	8,885,661
Utilities	316,878,180	0	0	316,878,180
Short-term investments
Investment companies	8,372,012	0	0	8,372,012
Total assets	$443,327,459	$0	$0	$443,327,459
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the six months ended September 30, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by Wells Fargo & Company as of September 30, 2021, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Allspring Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Allspring Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $500 million	0.650%
Next $500 million	0.600
Next $1 billion	0.550
Next $2 billion	0.525
Next $1 billion	0.500
Next $5 billion	0.490
Over $10 billion	0.480
For the six months ended September 30, 2021, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund and is entitled to receive a fee from Allspring Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

22  |  Wells Fargo Utility and Telecommunications Fund

Notes to financial statements (unaudited)
Administration fees
Under a class-level administration agreement, Allspring Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Allspring Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.21%
Class C	0.21
Administrator Class	0.13
Institutional Class	0.13
Waivers and/or expense reimbursements
Allspring Funds Management has contractually committed to waive and/or reimburse management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Allspring Funds Management will waive fees and/or reimburse expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Allspring Funds Management has contractually committed through July 31, 2022 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The contractual expense caps are as follows:
Expense ratio caps
Class A	1.05%
Class C	1.80
Administrator Class	0.92
Institutional Class	0.72
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Allspring Funds Distributor, LLC ("Allspring Funds Distributor"), an affiliate of Allspring Funds Management, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Allspring Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Allspring Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the six months ended September 30, 2021, Allspring Funds Distributor received $6,950 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the six months ended September 30, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Wells Fargo Utility and Telecommunications Fund  |  23

Notes to financial statements (unaudited)
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended September 30, 2021 were $13,318,987 and $12,715,180, respectively.
6. BANK BORROWINGS
The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $350,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight bank funding rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.
For the six months ended September 30, 2021, there were no borrowings by the Fund under the agreement.
7. CONCENTRATION RISKS
The Fund concentrated its portfolio of investments in the utility sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
8. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
9. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may last for an extended period of time. COVID-19 has led to significant uncertainty and volatility in the financial markets.
10. SUBSEQUENT EVENTS
Effective after the close of business on November 1, 2021, the sale transaction of Wells Fargo Asset Management by Wells Fargo & Company to GTCR LLC and Reverence Capital Partners, L.P. was closed. In connection with the closing of the transaction, Wells Fargo Asset Management became known as Allspring Global Investments (“Allspring”) and various entities that provide services to the Fund changed their names to “Allspring”, including Allspring Funds Management, LLC (formerly Wells Fargo Funds Management, LLC), the investment manager to the Fund, Allspring Global Investments, LLC (formerly Wells Capital Management, LLC) and Allspring Global Investments (UK) Limited (formerly Wells Fargo Asset Management (International) Limited), both registered investment advisers providing sub-advisory services to certain funds, and Allspring Funds Distributor, LLC (formerly Wells Fargo Funds Distributor, LLC), the Fund's principal underwriter. These name changes have been reflected within this report.

24  |  Wells Fargo Utility and Telecommunications Fund

Other information (unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On September 15, 2021, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.
Proposal 1 – To consider and approve a new investment management agreement with Wells Fargo Funds Management, LLC*.
Shares voted “For”	8,501,420
Shares voted “Against”	552,962
Shares voted “Abstain”	877,928
Shares voted "Uninstructed"	480,000
Proposal 2 – To consider and approve a new investment subadvisory agreement with Wells Capital Management, LLC**.
Shares voted “For”	8,410,029
Shares voted “Against”	600,566
Shares voted “Abstain”	921,725
Shares voted "Uninstructed"	480,000
* Effective November 1, 2021, known as Allspring Funds Management, LLC.
** Effective November 1, 2021, known as Allspring Global Investments, LLC.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Utility and Telecommunications Fund  |  25

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 139 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

26  |  Wells Fargo Utility and Telecommunications Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)
Officers2
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	President, Chief Executive Officer and Director of Allspring Funds Management, LLC since 2017 and co-president of Galliard Capital Management, LLC, an affiliate of Allspring Funds Management, LLC, since 2019. Prior thereto, Head of Affiliated Managers, Allspring Global Investments, from 2014 to 2019 and Executive Vice President responsible for marketing, investments and product development for Allspring Funds Management, LLC, from 2009 to 2014. In addition, Mr. Owen was an Executive Vice President of Wells Fargo & Company from 2014 to 2021.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration.
Kate McKinley (Born 1977)	Chief Legal Officer and Chief Compliance Officer, since 2021	Chief Legal Officer of Allspring Global Investments since 2021. Prior thereto, held various roles at State Street Global Advisors, Inc. beginning in 2010, including serving as Senior Vice President and General Counsel from 2019 to 2021. Previously served as Assistant General Counsel for Bank of America Corporation from 2005 to 2010 and as an Associate at WilmerHale from 2002 to 2005.
Matthew Prasse (Born 1983)	Secretary, since 2021	Senior Counsel of the Allspring Legal Department since 2021. Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021. Previously, Counsel for Barings LLC from 2015 to 2018. Prior to joining Barings, Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at allspringglobal.com.
2  For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

28  |  Wells Fargo Utility and Telecommunications Fund

Board considerations (unaudited)
BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:
Board Considerations – Current Agreements
Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at a Board meeting held on May 17-19, 2021 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Utility and Telecommunications Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”
The Board noted that Wells Fargo & Company recently announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management and the Sub-Adviser, to GTCR LLC and Reverence Capital Partners, L.P. and/or their affiliates (the “Transaction”). The Board further noted that the Transaction would result in a change-of-control of Funds Management and the Sub-Adviser, which would be considered to be an assignment that would result in the termination of the Advisory Agreements. In light of the Transaction, the Board separately considered for approval a new investment management agreement with Funds Management and a new sub-advisory agreement with the Sub-Adviser (the “New Agreements”) that would replace the Advisory Agreements upon consummation of the Transaction, subject to approval of the New Agreements by the Fund’s shareholders. The Board also considered for approval interim agreements to go into effect in the event shareholders do not approve the New Agreements before the Transaction is completed. The interim agreements would allow the Manager and the Sub-Adviser to continue providing services to the Fund while the Fund continues to seek shareholder approval of the New Agreements. The Board noted that the terms of the interim agreements would be identical to those of the current Advisory Agreements, except for the term and certain escrow provisions.
At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at Board meetings held in April and May 2021, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2021. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of

Wells Fargo Utility and Telecommunications Fund  |  29

Board considerations (unaudited)
Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates. The Board also considered information about retention and back-up arrangements that have been put into place with respect to key personnel of WFAM in connection with the anticipated Transaction, noting that WFAM provided assurances that the announcement and eventual culmination of the Transaction is not expected to result in any diminution in the nature or quality of services provided to the Fund.
Fund investment performance and expenses
The Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the S&P 500 Utilities Index, for all periods under review.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or lower than the median net operating expense ratios of the expense Groups for each share class.
The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.
Investment management and sub-advisory fee rates
The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.
Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

30  |  Wells Fargo Utility and Telecommunications Fund

Board considerations (unaudited)
Profitability
The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.
Economies of scale
The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
Other benefits to Funds Management and the Sub-Adviser
The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.
Conclusion
At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable, and approved the continuation of the Advisory Agreements for a one-year term.

Wells Fargo Utility and Telecommunications Fund  |  31

Board considerations (unaudited)
Board Considerations – New Agreements
Overview of the Board evaluation process
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”, and the series identified below, the “Funds”) approved the continuation of each Fund’s current Investment Management Agreement (the “Current Investment Management Agreement”) and the current Sub-Advisory Agreements (the “Current Sub-Advisory Agreements”, and collectively, the “Current Agreements”).
Wells Fargo Adjustable Rate Government Fund
Wells Fargo Asset Allocation Fund
Wells Fargo Conservative Income Fund
Wells Fargo Diversified Capital Builder Fund
Wells Fargo Diversified Income Builder Fund
Wells Fargo Emerging Markets Equity Fund
Wells Fargo Emerging Markets Equity Income Fund
Wells Fargo Global Small Cap Fund
Wells Fargo Government Securities Fund
Wells Fargo High Yield Bond Fund
Wells Fargo Income Plus Fund
Wells Fargo Index Asset Allocation Fund
Wells Fargo International Bond Fund
Wells Fargo International Equity Fund
Wells Fargo Precious Metals Fund
Wells Fargo Short Duration Government Bond Fund
Wells Fargo Short-Term Bond Plus Fund
Wells Fargo Short-Term High Yield Bond Fund
Wells Fargo Ultra Short-Term Income Fund
Wells Fargo Utility and Telecommunications Fund
Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds (collectively, the “Independent Trustees”). The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”
As noted above, the closing of the sale of Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and of Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”) will result in a change of control of Wells Fargo Funds Management LLC (“Funds Management”), Wells Capital Management Incorporated (“Wells Capital”) and Wells Fargo Asset Management (International) Limited (“WFAM(I) Ltd.”, and together with Funds Management and Wells Capital, the “Advisers”), which will be considered to be an “assignment” of each Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of each Fund’s Current Agreements. In light of the expected termination of each Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) a new Investment Management Agreement (the “New Investment Management Agreement”) between the Trust, on behalf of each Fund, and Funds Management; (ii) a new Sub-Advisory Agreement (the “New Wells Capital Sub-Advisory Agreement”) among the Trust, on behalf of each Fund other than International Bond Fund, Funds Management and Wells Capital; and (iii) Sub-Advisory Agreement (the “New WFAM(I) Ltd Sub-Advisory Agreement”, and collectively, the “New Agreements”) among the Trust, on behalf of International Bond Fund, Funds Management and WFAM(I) Ltd (together with Wells Capital, the “Sub-Advisers”) with respect to International Bond Fund, each of which is intended to go into effect upon the closing. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”
At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.
In providing information to the Board in connection with the 2021 annual approval process for the Current Agreements (the “2021 Annual Approval Process”) and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as

32  |  Wells Fargo Utility and Telecommunications Fund

Board considerations (unaudited)
applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
Among other information considered by the Board in connection with the Transaction was:
■	Information regarding the Transaction: information about the structure, financing sources and material terms and conditions of the Transaction, including the expected impact on the businesses conducted by the Advisers and by Wells Fargo Funds Distributor LLC, as the distributor of Fund shares.
■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.
■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Funds.
■	Impact of the Transaction on the Funds and their Shareholders: (i) information regarding anticipated benefits to the Funds as a result of the Transaction; (ii) a commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Funds in a manner consistent with each Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction.
With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Funds will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Advisers are expected to continue to manage the Funds after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Funds by the Advisers as a result of the Transaction.
In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of each Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.
After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend

Wells Fargo Utility and Telecommunications Fund  |  33

Board considerations (unaudited)
that Fund shareholders approve the New Agreements. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.
Nature, extent and quality of services
In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Current Management Agreement, as well as, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Advisers are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Advisers’ business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity. The Board also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.
In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.
In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.
In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Advisers. The Board received assurances from Funds Management that each Fund will continue to be advised by its current Sub-Adviser after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.
In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.
Fund investment performance and expenses
In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for each Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to each Fund (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.
In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

34  |  Wells Fargo Utility and Telecommunications Fund

Board considerations (unaudited)
In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account each Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.
Investment management and sub-advisory fee rates
In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Current Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers under the Current Sub-Advisory Agreements for investment sub-advisory services (the “Sub-Advisory Fee Rates”).
Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rates. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients, if any, with investment strategies similar to those of each Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.
In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rates or the Sub-Advisory Fee Rates as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the New Management Agreement and to each of the Sub-Advisers under the New Sub-Advisory Agreements was reasonable.
Profitability
In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Advisers’ profitability information with respect to providing services to each Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.
Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.
In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to each Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

Wells Fargo Utility and Telecommunications Fund  |  35

Board considerations (unaudited)
Economies of scale
In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted the existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size, and the size of the Fund in relation to such breakpoints. The Board considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.
In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. Based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints and expense limitation arrangements, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.
“Fall-out” benefits to Funds Management and the Sub-Advisers
In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and Wells Capital from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.
In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Advisers. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Advisers, under the New Agreements were unreasonable.
Conclusion
At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and to each of the Sub-Advisers under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements.

36  |  Wells Fargo Utility and Telecommunications Fund

Board considerations (unaudited)
Board Considerations - Interim Agreements
At a meeting held on May 17-19, 2021 (the “Board Meeting”), the Boards of Trustees (each, a “Board”, and collectively, the “Boards”) of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund and Wells Fargo Utilities and High Income Fund (each a “Trust”, and the series thereof, a “Fund”) reviewed and approved for the Trusts and Funds, as applicable: (i) interim investment management agreements (the “Interim Management Agreements”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) interim investment advisory agreements (the “Interim Advisory Agreements”) with Funds Management; and (iii) interim sub-advisory agreements (the “Interim Sub-Advisory Agreements”) with each of Cooke & Bieler, L.P., Galliard Capital Management LLC (“Galliard”), Peregrine Capital Management Inc., Wells Capital Management, LLC (“WellsCap”), and Wells Fargo Asset Management (International) Limited (“WFAMI”, and collectively, the “Sub-Advisers”). Each Trustee on the Board is not an “interested person” (as defined in the Investment Company Act of 1940 (the “1940 Act”) of the Funds (collectively, the “Independent Trustees”). The Interim Management Agreements, Interim Advisory Agreements, and Interim Sub-Advisory Agreements are collectively referred to as the “Interim Advisory Agreements.”
At the Board Meeting, the Boards reviewed and approved the continuation of existing investment management, advisory and sub-advisory agreements (the “Current Advisory Agreements”) for each Trust and Fund, as applicable. The factors considered and conclusions reached by the Boards in approving the Current Advisory Agreements are summarized in the section entitled “Board Considerations – Current Agreements” of this shareholder report. The Boards noted that Wells Fargo & Company has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”), which includes Funds Management, Galliard, WellsCap and WFAMI (the “Affiliated Sub-Advisers”), to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). The Boards further noted that the Transaction would result in a change-of-control of Funds Management and the Affiliated Sub-Advisers, which would be considered to be an “assignment” under the 1940 Act that would terminate the Current Advisory Agreements. At the Board Meeting, the Boards also reviewed and approved new investment management, advisory and sub-advisory agreements (the “New Advisory Agreements”) for each Trust and Fund, as applicable, that would replace the Current Advisory Agreements upon consummation of the Transaction, subject to approval of the New Advisory Agreements by the applicable Trust’s or Fund’s shareholders. The factors considered and conclusions reached by the Boards in approving the New Advisory Agreements are summarized in the section entitled “Board Considerations – New Agreements” of this shareholder report.
At the Board Meeting, the Boards also approved the Interim Advisory Agreements, which will go into effect for a Trust or Fund only in the event that shareholders of such Trust or Fund do not approve the New Advisory Agreement(s) for the Trust or Fund by the closing date of the Transaction, when the Current Advisory Agreements will terminate. The Board noted that, in such a circumstance, the Interim Advisory Agreements will permit continuity of management by allowing Funds Management and the Sub-Advisers to continue providing services to the Trust or Fund pursuant to the Interim Advisory Agreements while the Trust or Fund continues to solicit shareholder approval of such New Advisory Agreement(s). The Boards noted that the terms of the Interim Advisory Agreements are identical to those of the Current Advisory Agreements, except for the term and the addition of escrow provisions with respect to the advisory fees. The Boards also noted that the entities that would service the Funds and Trusts under the Interim Advisory Agreements are identical to those that provide services under the Current Advisory Agreements and those that will provide services under the New Advisory Agreements.
In approving the Interim Advisory Agreements, the Boards considered the same factors and reached the same conclusions as they considered and reached with respect to the Boards’ approvals of the Current Advisory Agreements and New Advisory Agreements, as applicable, which are described in separate Board Consideration sections within this shareholder report. Prior to the Board Meeting, including at a series of meetings held in April and May 2021, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR LLC and Reverence Capital Partners, L.P. about the Interim Advisory Agreements and related matters. The Independent Trustees were assisted in their evaluation of the Interim Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
At the Board Meeting, after considering the factors and reaching the conclusions described in the separate Board Consideration sections within this shareholder report, the Boards unanimously determined that the compensation payable to Funds Management and to each Sub-Adviser under each of the Interim Advisory Agreements was reasonable, and approved the Interim Advisory Agreements.

Wells Fargo Utility and Telecommunications Fund  |  37

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: allspringglobal.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund's website at allspringglobal.com. Read the prospectus carefully before you invest or send money.
Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2021 Allspring Global Investments. All rights reserved.
PAR-1121-00204 09-21
SA318/SAR318 09-21

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: November 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: November 23, 2021

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: November 23, 2021